Exhibit T3E3

THE CAYMAN SCHEME

IN THE GRAND COURT	FSD Cause No. 37 of 2016 (JMC)

OF THE CAYMAN ISLANDS

FINANCIAL SERVICES DIVISION

IN THE MATTER OF KAISA GROUP HOLDINGS LTD.

and

IN THE MATTER OF SECTION 86 OF THE COMPANIES LAW (2013 REVISION)

SCHEME OF ARRANGEMENT

(under section 86 of the Companies Law (2013 Revision))

between

KAISA GROUP HOLDINGS LTD.

(an exempted company incorporated with limited liability under the laws of the Cayman Islands with registered number CT-192502)

and

THE SCHEME CREDITORS

(as hereinafter defined)

Counsel as to the Laws of the Cayman Islands: Harney Westwood & Riegels 4th Floor, Harbour Place 103 South Church Street PO Box 10240 Grand Cayman Cayman Islands KY1-1002	Counsel as to the Laws of Hong Kong: Tanner De Witt 1806, Tower Two Lippo Centre 89 Queensway Hong Kong

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	PART F GENERAL SCHEME PROVISIONS	44
19.	MODIFICATION OF THE RIGHTS ATTACHING TO THE SCHEME CONSIDERATION	44
20.	RELEASES	44
21.	STAY OF PROCEEDINGS	47
22.	MODIFICATIONS	47
23.	OBLIGATIONS ON DATES OTHER THAN A BUSINESS DAY	47
24.	NO ADMISSION OF LIABILITY	48
25.	THE SCHEME SUPERVISOR	48
26.	THE ADJUDICATOR	50
27.	NOTICES	52
28.	GOVERNING LAW AND JURISDICTION	53
29.	FOREIGN REPRESENTATIVE	54
30.	RELIANCE FOR 3(A)(10) EXEMPTION	54
SCHEDULE 1 SUBSIDIARY GUARANTORS		Sch.1-1
SCHEDULE 2 SUBSIDIARY GUARANTOR PLEDGORS		Sch.2-1
SCHEDULE 3 DEED OF UNDERTAKING		Sch.3-1
SCHEDULE 4 RESTRUCTURING DOCUMENTS		Sch.4-1
SCHEDULE 5 EXISTING TRANSACTION DOCUMENTS		Sch.5-1
SCHEDULE 6 EXISTING NOTES TRUSTEE INSTRUCTION		Sch.6-1
SCHEDULE 7 CB TRUSTEE INSTRUCTION		Sch.7-1
SCHEDULE 8 COMMON DEPOSITARY INSTRUCTIONS		Sch.8-1
SCHEDULE 9 2018 NOTES DEPOSITARY INSTRUCTION		Sch.9-1
SCHEDULE 10 CLEARING SYSTEM INSTRUCTION		Sch.10-1
SCHEDULE 11 DEEDS OF RELEASE		Sch.11-1
SCHEDULE 12 NEW INDENTURE		Sch.12-1
SCHEDULE 13 CVR AGREEMENT		Sch.13-1
SCHEDULE 14 NEW TRUST DEED		Sch.14-1
SCHEDULE 15 MEB AGENCY AGREEMENT		Sch.15-1

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1.	DEFINITIONS AND INTERPRETATION

1.1	In this Cayman Scheme, unless inconsistent with the subject or context, the following expressions shall have the following meanings:

“2016 Indenture”	means the indenture dated 22 April 2013 (as amended, supplemented or otherwise modified from time to time) relating to the 2016 Notes, among the Company, certain of its subsidiaries as guarantors, and the Existing Notes Trustee;

“2016 Noteholder”	means a person who is the beneficial owner of and/or the owner of the ultimate economic interest in any of the 2016 Notes at the Record Time, whose interests in the 2016 Notes are held, directly or indirectly, through the records maintained in book entry form by a Clearing System or were previously so held through CMU, and who has a right, upon satisfaction of certain conditions, to be issued definitive certificates in accordance with the terms of the 2016 Indenture;

“2016 Notes”	means the RMB1,800,000,000 6.875% senior notes due 2016 as constituted by the 2016 Indenture and issued by the Company;

“2017 Indenture”	means the indenture dated 18 September 2012 (as amended, supplemented or otherwise modified from time to time), relating to the 2017 Notes, among the Company, certain of its subsidiaries as guarantors, and the Existing Notes Trustee;

“2017 Noteholder”	means a person who is the beneficial owner of and/or the owner of the ultimate economic interest in any of the 2017 Notes, whose interests in the 2017 Notes are held, directly or indirectly, through the records maintained in book entry form by a Clearing System at the Record Time and who has a right, upon satisfaction of certain conditions, to be issued definitive certificates in accordance with the terms of the 2017 Indenture;

“2017 Notes”	means the US$250,000,000 12.875% senior notes due 2017 as constituted by the 2017 Indenture and issued by the Company;

“2018 Indenture”	means the indenture dated 19 March 2013 (as amended, supplemented or otherwise modified from time to time), relating to the 2018 Notes, among the Company, certain of its subsidiaries as guarantors, and the Existing Notes Trustee;

“2018 Noteholder”	means a person who is the beneficial owner of and/or the owner of the ultimate economic interest in any of the 2018 Notes, whose interests in the 2018 Notes are held, directly or indirectly, through the records maintained in book entry form by a Clearing System at the Record Time and who has a right, upon satisfaction of certain conditions, to be issued definitive certificates in accordance with the terms of the 2018 Indenture;

“2018 Notes”	means the US$800,000,000 8.875% senior notes due 2018 as constituted by the 2018 Indenture and issued by the Company;

“2018 Notes Depositary”	means the depositary for the HY Global Note issued pursuant to the 2018 Indenture;

“2018 Notes Depositary Instruction”	means an instruction to the 2018 Notes Depositary substantially in the form set out in Schedule 9;

“2019 Indenture”	means the indenture dated 6 June 2014 (as amended, supplemented or otherwise modified from time to time), relating to the 2019 Notes, among the Company, certain of its subsidiaries as guarantors, and the Existing Notes Trustee;

“2019 Noteholder”	means a person who is the beneficial owner of and/or the owner of the ultimate economic interest in any of the 2019 Notes, whose interests in the 2019 Notes are held, directly or indirectly, through the records maintained in book entry form by a Clearing System at the Record Time and who has a right, upon satisfaction of certain conditions, to be issued definitive certificates in accordance with the terms of the 2019 Indenture;

“2019 Notes”	means the US$400,000,000 9.00% senior notes due 2019 as constituted by the 2019 Indenture and issued by the Company;

“2020 Indenture”	means the indenture dated 8 January 2013 (as amended, supplemented or otherwise modified from time to time), relating to the 2020 Notes, among the Company, certain of its subsidiaries as guarantors, and the Existing Notes Trustee;

“2020 Noteholder”	means a person who is the beneficial owner of and/or the owner of the ultimate economic interest in any of the 2020 Notes, whose interests in the 2020 Notes are held, directly or indirectly, through the records maintained in book entry form by a Clearing System at the Record Time and who has a right, upon satisfaction of certain conditions, to be issued definitive certificates in accordance with the terms of the 2020 Indenture;

“2020 Notes”	means the US$500,000,000 10.25% senior notes due 2020 as constituted by the 2020 Indenture and issued by the Company;

“Account Holder”	means any person recorded directly in the records of a Clearing System as holding an interest in any Existing HY Notes or Convertible Bonds in an account with a relevant Clearing System either for its own account or on behalf of its client;

“Account Holder Letter”	means the relevant account holder letter substantially in the form set out in Appendix 2 of the Explanatory Statement;

“Adjudicator”	means Madison Pacific or such other suitably qualified person as the Company may, in its absolute discretion, select to act as adjudicator;

“Affiliates”	means, in relation to any person, its current and former direct and indirect subsidiaries, subsidiary undertakings, parent companies, holding companies, partners, equity holders, members and managing members, and any of their current and former direct and indirect subsidiaries, subsidiary undertakings, parent companies, holding companies, partners, equity holders, members and managing members;

“AlixPartners”	means AlixPartners Services UK LLP;

“Allowed Proceeding”	means any Proceeding by a Scheme Creditor to enforce its rights under this Cayman Scheme where any person fails to perform its obligations under this Cayman Scheme;

“Amended and Restated Intercreditor Agreement”	means the Existing Intercreditor Agreement as amended and restated pursuant to the terms of this Cayman Scheme;

“Authorised Representative”	means Mr. Brandon Gale or such other person as the Company may, in its absolute discretion, appoint;

“Business Day”	means any day (other than a Saturday or Sunday or a public holiday) on which banks are open for general business in Hong Kong, the Cayman Islands, New York and Singapore;

“Cayman Islands”	means the Cayman Islands;

“Cayman Scheme”	means this scheme of arrangement between the Company and the Scheme Creditors under section 86 of the Companies Law in its present form or with or subject to any non-material modifications, additions or conditions that the Grand Court may approve or impose;

“Cayman Scheme Steps”	means the steps to be taken as described in Clause 9;

“CB Global Note”	means the global note representing the Convertible Bonds;

“CB Holders”	means the persons who hold the ultimate economic interest, whether as principal, beneficiary or otherwise, in the Convertible Bonds held in global form through the Clearing Systems at the Record Time and have a right, upon satisfaction of certain conditions, to be issued definitive certificates in accordance with the terms of the Convertible Bonds and “CB Holder” means any one of them;

“CB Trust Deed”	means the trust deed dated 20 December 2010 (as amended, supplemented or otherwise modified from time to time) between the Company, the Subsidiary Guarantors and the CB Trustee constituting the Convertible Bonds;

“CB Trustee”	means Citicorp International Limited, as trustee and security trustee under the CB Trust Deed;

“CB Trustee Instruction”	means an instruction to the CB Trustee substantially in the form set out in Schedule 7 or such other form as the CB Trustee may reasonably accept;

“Chairperson”	means the person identified in the relevant orders of the Grand Court and the High Court to act as Chairperson of this Cayman Scheme and/or the Hong Kong Scheme;

“Chapter 15 Recognition Order”	means an order of the US Bankruptcy Court recognising and giving effect to the Hong Kong Scheme and/or the Cayman Scheme and/or any other scheme of arrangement of the Company;
“CI Scheme Meeting”	means a meeting of the Scheme Creditors in relation to this Cayman Scheme as convened by order of the Grand Court for the purpose of considering and, if thought fit, approving this Cayman Scheme, and any adjournment thereof;
“Citi Trust Entities”

means:

(a)    Citicorp International Limited in its capacity as the Existing Notes Trustee, CB Trustee and the Common Security Trustee;

(b)    Citibank, N.A., London Branch in its capacity as the CB Trustee, Paying Agent and Transfer Agent, Principal Agent; and

(c)    Citigroup Global Markets Deutschland AG in their capacity as the Registrar;

“Claims”	means all and any actions, causes of action, claims, counterclaims, suits, debts, sums of money, accounts, contracts, agreements, promises, contribution, indemnification, damages, judgments, executions, demands or rights whatsoever or howsoever arising, whether present, future, prospective or contingent, known or unknown, accrued or unaccrued, foreseen or unforeseen, matured or unmatured, whether or not for a fixed or unliquidated amount, whether or not involving the payment of money or the performance of an act or obligation or any failure to perform any obligation or any omission, whether arising at common law, in equity or by statute in or under any of the laws of Hong Kong, the United States, or the Cayman Islands or under any other law and irrespective of jurisdiction and howsoever arising and “Claim” shall be construed accordingly;

“Clearing System Instruction”	means an instruction to each of the Clearing Systems substantially in the forms set out in Schedule 10;

“Clearing Systems”	means Euroclear, Clearstream and DTC;

“Clearstream”	means Clearstream Banking, société anonyme;

“CMU”	means the Central Moneymarkets Unit Service, the book-entry clearing system operated by the HKMA;

“Common Depositary”	means the common depositaries for Euroclear and Clearstream in respect of the Convertible Bonds, the 2017 Notes, the 2019 Notes and the 2020 Notes;

“Common Depositary Instruction”	means an instruction to the Common Depositary substantially in the form set out in Schedule 8;

“Common Security Trustee”	means Citicorp International Limited, as security trustee under the Existing Intercreditor Agreement and, on and from the Restructuring Effective Date, under the Amended and Restated Intercreditor Agreement;

“Companies Law”	means the Companies Law (2013 Revision) as applicable in the Cayman Islands;

“Companies Ordinance”	means the Companies Ordinance (Cap. 622 of the laws of Hong Kong) as applicable in Hong Kong;

“Company”	means Kaisa Group Holdings Ltd., a company incorporated in the Cayman Islands with registered number CT-192502;

“Consenting Creditors”	has the meaning given to it in the RSA;

“Convertible Bonds”	means the RMB1,500,000,000 USD settled 8.00% convertible bonds due 2015 issued by the Company and constituted by the CB Trust Deed;

“Cut-Back Mechanism”	means the cut-back mechanism described in Clause 14.1(d);

“CVR Agent”	has the meaning given to it in the CVR Agreement;

“CVR Agent Appointment Letter”	has the meaning given to it in the CVR Agreement;

“CVR Agreement”	means the agreement setting out the terms and conditions of the CVRs substantially in the form in Schedule 13;

“CVR Trustee”	means U.S. Bank, National Association, as trustee of the CVRs;

“CVRs”	means the contingent value rights instrument to be issued by the Company pursuant to this Cayman Scheme;

“Deed of Undertaking”	means the Deed of Undertaking pursuant to which each Subsidiary Guarantor and Subsidiary Guarantor Pledgors agrees to, amongst other things, execute all such documents, and do all acts or things, as may be necessary or desirable to be executed or done by them for the purposes of giving effect to this Cayman Scheme and which deed is set out in Schedule 3;

“Deeds of Release”	means the deeds of release between, inter alios, the Company, the Subsidiary Guarantors and the Scheme Creditors, substantially in the form set out in Schedule 11;

“Deloitte”	means Deloitte & Touche Financial Advisory Services Limited;

“Designated Recipient”	means a person appointed by a Scheme Creditor as such to receive all of the Scheme Creditor’s Scheme Consideration whose details are set out in the Scheme Creditor’s Designated Recipient Form;

“Designated Recipient Form”	means the form set out in the Account Holder Letter to be completed by Scheme Creditors in order to appoint a Designated Recipient;

“Disqualified Person”	means a person who is disqualified from holding, receiving or handling any of the Scheme Consideration pursuant to any applicable laws or regulations;

“Distribution Confirmation Deed”	means the form of Distribution Confirmation Deed set out in the Account Holder Letter;

“Distribution Longstop Date”	means the sixtieth (60th) day after the Holding Period Expiry Date (excluding the Holding Period Expiry Date);

“DTC”	means the Depository Trust Company, its nominees and successors;

“DTZ”	means DTZ Cushman & Wakefield;

“Euroclear”	means Euroclear Bank S.A./N.V. as operator of the Euroclear clearing system;

“Exchange Date”	means the date on which the New HY Notes, the Mandatorily Exchangeable Bonds and the CVRs are issued under, respectively, the New Indentures, the New Trust Deed and the CVR Agreement, after the Schemes have been sanctioned;

“Exchange Date Principal Amount”	means (a) the Reference Date Principal Amount, plus (b) accrued and unpaid interest on the Reference Date Principal Amount, calculated using the Spot Rate to convert the RMB-denominated 2016 Notes, RMB-denominated Existing Offshore Loans and HKD-denominated Existing Offshore Loans into U.S. dollar-denominated amounts, compounding semi-annually at (i) 6.56% per annum in the case of the Existing HY Notes and Existing Offshore Loans and (ii) 5.56% per annum in the case of the Convertible Bonds, from (and including) the Reference Date through (but excluding) the Exchange Date;

“Existing CB Guarantees”	means each of the guarantees of the Convertible Bonds given by the relevant Subsidiary Guarantors;

“Existing Default”	means any default or potential default under any Existing Transaction Document that has occurred prior to the Restructuring Effective Date;

“Existing HY Notes”	means, collectively, the 2016 Notes, the 2017 Notes, the 2018 Notes, the 2019 Notes and the 2020 Notes;

“Existing HY Notes Guarantees”	means each of the guarantees of the Existing HY Notes given by the relevant Subsidiary Guarantors;

“Existing Indentures”	means, collectively, the 2016 Indenture, the 2017 Indenture, the 2018 Indenture, the 2019 Indenture and the 2020 Indenture;

“Existing Intercreditor Agreement”	means the intercreditor agreement dated 20 December 2010, as amended and supplemented from time to time, between (amongst others) the Company, the Subsidiary Guarantor Pledgors, the Common Security Trustee, the Existing Notes Trustee and the CB Trustee;

“Existing Notes Trustee”	means Citicorp International Limited, as trustee under each of the Existing Indentures;

“Existing Notes Trustee Instruction”	means an instruction to the Existing Notes Trustee substantially in the form set out at Schedule 6 or such other form as the Existing Notes Trustee may reasonably accept;

“Existing Offshore Loans”	means the HSBC 2013 Loan, the HSBC 2014 Loan, the HSBC ISDA and the ICBC 2013 Loan;

“Existing Offshore Loans Creditor”	means an Existing Offshore Loans Lender or any assignee of any interest in any of the Existing Offshore Loans whereby such assignee owns beneficially the ultimate economic interest in any of the Existing Offshore Loans at the Record Time;

“Existing Offshore Loans Guarantees”	means each of the guarantees of the Existing Offshore Loans given by the relevant Subsidiary Guarantors;

“Existing Offshore Loans Lenders”	means (i) HSBC in respect of the HSBC 2013 Loan, the HSBC 2014 Loan and the HSBC ISDA; and (ii) ICBC in respect of the ICBC 2013 Loan;

“Existing Security Documents”	means the security documents in respect of the Existing Shared Collateral listed in Schedule 2 of the form of the Amended and Restated Intercreditor Agreement;

“Existing Shared Collateral”	means the “Collateral” (as defined in each of the Existing Indentures and the CB Trust Deed) held by the Common Security Trustee for, inter alios, the Noteholders, the CB Holders and the Existing Offshore Loans Creditors (save for HSBC in respect of the HSBC 2014 Loan and the HSBC ISDA);

“Existing Transaction Documents”	means the documents listed in Schedule 5 to this Cayman Scheme;

“Explanatory Statement”	means the explanatory statement dated [•] 2016 of the Company circulated to the Scheme Creditors relating to (i) the Cayman Scheme in accordance with section 86 of the Companies Law; and (ii) the Hong Kong Scheme in accordance with section 671 of the Companies Ordinance, including all appendices, schedules and annexures thereto;

“Global Notes”	means the CB Global Note and the HY Global Notes;

“Grand Court”	means the Grand Court of the Cayman Islands and any court capable of hearing appeals therefrom;

“Grand Court Order”	means a sealed copy of the order of the Grand Court sanctioning the Cayman Scheme;

“Group”	means the Company and all subsidiary undertakings (as that term is defined in the Companies Ordinance), as a whole, from time to time;

“Harneys”	means Harney Westwood & Riegels, a law firm;

“High Court”	means the High Court of Hong Kong and any court capable of hearing appeals therefrom;

“High Court Order”	means an office copy of the order of the High Court sanctioning the Hong Kong Scheme;

“HKD”, “HK$” and “HK dollars”	means Hong Kong dollars, the official currency of Hong Kong;

“HK Scheme Meeting”	means a meeting of the Scheme Creditors as convened by order of the High Court for the purpose of considering and, if thought fit, approving the Hong Kong Scheme, and any adjournment thereof;

“HKMA”	means the Hong Kong Monetary Authority;

“Holding Period”	means the period of 12 months from the Restructuring Effective Date;

“Holding Period Expiry Date”	means the last day of the Holding Period;

“Holding Period Trustee”	means Lucid as trustee of the Trust Securities for and on behalf of the Scheme Creditors, or any additional or replacement trustee of the Trust Securities as may be appointed from time to time in accordance with Clause 16.5;

“Hong Kong”	means the Hong Kong Special Administrative Region of the People’s Republic of China;

“Hong Kong Companies Registrar”	means the Registrar of Companies appointed under the Companies Ordinance;

“Hong Kong Scheme”	means the scheme of arrangement under section 673 and 674 of the Companies Ordinance in its present form or with or subject to any modifications, additions or conditions that the High Court may approve or impose;

“Houlihan”	means Houlihan Lokey (China) Limited;

“HSBC”	means The Hongkong and Shanghai Banking Corporation Limited;

“HSBC 2013 Loan”	means the loan facility dated 2 August 2013 between the Company and HSBC in an aggregate amount of HK$400,000,000;

“HSBC 2014 Loan”	means the loan facility dated 26 May 2014 between the Company and HSBC comprising two loans of (i) an aggregate principal amount of up to HK$350,000,000 and (ii) an aggregate principal amount of up to HK$400,000,000 as varied by a letter from HSBC dated 11 August 2014 ;

“HSBC ISDA”	means the 2002 ISDA Master Agreement dated 11 April 2013 between HSBC and the Company, its Schedules and Confirmations (all as amended and supplemented from time to time) and related documents;

“HY Global Notes”	means the global notes representing each of the Existing HY Notes;

“ICBC”	means Industrial and Commercial Bank of China (Asia) Limited;

“ICBC 2013 Loan”	means the loan facility dated 2 September 2013 between the Company and ICBC in the aggregate amount of HK$250,000,000;

“Independent Investment Bank”	means an independent investment bank of international repute (acting as an expert) selected by the Company, and if the Company fails to select an Independent Investment Bank when required, the Existing Offshore Loans Creditors with respect to the USD/HKD rate or USD/RMB rate as the case may be, may select the Independent Investment Bank;

“Information Agent”	means Lucid or such other person as may be appointed from time to time by the Company to act as information agent;

“Initial Consenting Creditors”	means a Scheme Creditor (or any fund or other entity advising or managing a Scheme Creditor that is acting on behalf of that Scheme Creditor) that is an original party to the RSA and has provided a Supporting Notes Notice;

“Initial Consenting Creditors Majority”	means Initial Consenting Creditors who hold Supporting Notes with an aggregate principal amount of more than 50% of the Supporting Notes held in aggregate by the Initial Consenting Creditors;

“Instruction Packet”	means the packet of materials, including the Account Holder Letters, Designated Recipient Form and Distribution Confirmation Deed, together with accompanying instructions, that are available to Scheme Creditors on the Scheme Website and at Appendix 2 to the Explanatory Statement;

“Intermediary”	means a person (other than an Account Holder) who holds an interest in any of the Existing HY Notes and/or Convertible Bonds on behalf of another person or other persons;

“Kaisa Released Party”	has the meaning given to it in Clause 20.3 and “Kaisa Released Parties” shall be construed accordingly;

“Kaisa Releasing Parties”	means each of the Company and the Subsidiary Guarantors acting on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries and affiliates;

“K&E”	means, collectively, Kirkland & Ellis, Kirkland & Ellis International LLP and Kirkland & Ellis LLP, a law firm;

“Liability”	means any debt, liability or obligation whatsoever, whether it is present, future, prospective or contingent, whether or not its amount is fixed or undetermined, whether or not it involves the payment of money or the performance of an act or obligation, and whether based on contract (including quasi-contract), guarantee, indemnity or estoppel, statute, regulation, common law, tort, equity, otherwise in or under any of the laws of Hong Kong, the United States, the Cayman Islands or under any other law irrespective of jurisdiction and howsoever arising and “Liabilities” shall be construed accordingly;

“Lucid”	means Lucid Issuer Services Limited;

“Madison Pacific”	means Madison Pacific Trust Limited;

“Mandatorily Exchangeable Bonds”	means the USD denominated variable rate mandatorily exchangeable bonds due 31 December 2019 to be issued by the Company pursuant to the terms of this Cayman Scheme;

“Maximum MEB Amount”	means the Exchange Date Principal Amount represented by the Convertible Bonds;

“MEB Agency Agreement”	means the agreement substantially in the form in Schedule 15;

“MEB Election Amount”	means the amount of all Scheme Claims that, as at the Exchange Date, Scheme Creditors have elected (or have been deemed to elect pursuant to the terms of this Cayman Scheme) to have exchanged for Mandatorily Exchangeable Bonds pursuant to Option 3;

“Moelis”	means Moelis & Company including (but not limited to) Moelis & Company Asia Limited;

“Mourant”	means Mourant Ozannes, a law firm;

“New Indentures”	means the Series A Indenture, the Series B Indenture, the Series C Indenture, the Series D Indenture and the Series E Indenture;

“New HY Notes”	means the Series A Notes, the Series B Notes, the Series C Notes, the Series D Notes and the Series E Notes;

“New HY Notes Trustee”	means Wilmington Trust, National Association, as trustee under the New HY Notes;

“New MEB Trustee”	means U.S. Bank, National Association, as trustee of the Mandatorily Exchangeable Bonds;

“New Security Documents”	means the new security documents listed in Schedule 3 to the Amended and Restated Intercreditor Agreement;

“New Shared Collateral”	means the shared collateral granted pursuant to the New Security Documents;

“New Trust Deed”	means the new trust deed relating to the Mandatorily Exchangeable Bonds to be entered into between, amongst others, the Company and the New MEB Trustee;

“New York City”	means the City of New York;

“Noteholders”	means the 2016 Noteholders, the 2017 Noteholders, the 2018 Noteholders, the 2019 Noteholders and the 2020 Noteholders;

“Officer’s Certificate”	means the Officer’s Certificate to be delivered by the Company to the New HY Notes Trustee pursuant to Section 6.04(b) of the New Indentures;

“Option 1”	means Option 1 as described in Clause 14.1;

“Option 1 Claims”	means all Scheme Claims that any Scheme Creditor has elected to exchange (or has been deemed to have so elected pursuant to the terms of this Cayman Scheme, including pursuant to the Cut-Back Mechanism) for New HY Notes and CVRs;

“Option 2 Claims”	means all Scheme Claims that any Scheme Creditor has elected to exchange (or has been deemed to have so elected pursuant to the terms of this Cayman Scheme, including pursuant to the Cut-Back Mechanism) for New HY Notes only;

“Option 3”	means Option 3 as described in Clause 14.1;

“Option 3 Claims”	means all Scheme Claims that any Scheme Creditor has elected to exchange (or has been deemed to have so elected pursuant to the terms of this Cayman Scheme) for Mandatorily Exchangeable Bonds;

“O&M”	means O’Melveny & Myers LLP, a law firm;

“Permitted Pari Passu Secured Indebtedness”	means secured indebtedness incurred as “Permitted Pari Passu Secured Indebtedness” under, and in compliance with the terms of each of the Existing Indentures and the CB Trust Deed;

“Personnel”	means, in relation to any person, its current and former officers, partners, directors, employees, staff, agents and counsel;

“Proceeding”	means any process, action, legal or other proceeding including any arbitration, mediation, alternative dispute resolution, judicial review, adjudication, demand, execution, distraint, forfeiture, re-entry, seizure, lien, enforcement of judgment or enforcement of any security or other right;

“Prohibited Proceedings”	means any Proceeding against the Company or the Subsidiary Guarantors or Subsidiary Guarantor Pledgors or the property of any of the Company or the Subsidiary Guarantors or Subsidiary Guarantor Pledgors in any jurisdiction whatsoever other than an Allowed Proceeding;

“Prohibited Transferee”	means a person who is prohibited from being allotted, issued with, holding, receiving or handling any Scheme Consideration pursuant to any applicable law or regulations or is so prohibited except after compliance with conditions or requirements that the Company considers to be disproportionate to the value of the relevant Scheme Consideration;

“Recognition Filings”	means (i) the filing of a petition for recognition of the Hong Kong Scheme and/or this Cayman Scheme under Chapter 15 of Title 11 of the US Bankruptcy Code; (ii) the filing of a request for the US Bankruptcy Court to grant a Chapter 15 Recognition Order; and (iii) other filings related thereto;

“Recognition Hearing”	means a hearing before the US Bankruptcy Court in respect of the Recognition Filings;

“Record Time”	means 9.00 a.m. (Cayman Islands time) on 18 May 2016 / 10.00 p.m. (Hong Kong time) on 18 May 2016 / 10.00 a.m. (New York City time) on 18 May 2016;

“Reference Date”	means 1 January 2016;

“Reference Date Principal Amount”	means the aggregate principal amount of the Existing HY Notes, the Convertible Bonds and the Existing Offshore Loans outstanding on the Reference Date, plus any accrued and unpaid interest under the Existing HY Notes, the Convertible Bonds and the Existing Offshore Loans, compounding semi-annually at the interest rates applicable to the Existing HY Notes, the Convertible Bonds and the Existing Offshore Loans in accordance with their relevant indentures, instruments or agreements, through (but excluding) the Reference Date;

“Reference Dealers”	means four leading dealers engaged in the foreign exchange market of the relevant currency selected by the Company;

“Registrar”	means Citicorp International Limited as registrar of under the 2016 Notes, Citigroup Global Markets Deutschland AG as registrar under the 2017 Notes, the 2018 Notes, the 2019 Notes, the 2020 Notes and the Convertible Bonds;

“Released Advisers”	means Harneys, Houlihan, K&E, Moelis, Ropes & Gray, AlixPartners, DTZ, Tanner De Witt, Sidley Austin, O&M, Walkers, Mourant, Lucid, and Deloitte;

“Residual Claims”	has the meaning given to that term in Clause 14.1(d);

“Restructuring Documents”	means the new transaction documents to be entered into in connection with the Restructuring Proposal and this Cayman Scheme and any documents by which amendment is made to the Existing Transaction Documents, in each case as listed and more particularly described in Schedule 4 to this Cayman Scheme;

“Restructuring Effective Date”	has the meaning given to it in Clause 18.1;

“Restructuring Proposal”	means the financial and debt restructuring of the Company and its subsidiaries contemplated by this Cayman Scheme, the Hong Kong Scheme, the Restructuring Documents and the Explanatory Statement, including (but not limited to) any and all compromises/agreements or debt exchanges between the Company and/or its subsidiaries and persons that are not parties to this Cayman Scheme and the Hong Kong Scheme;

“Restructuring Transaction”	means the transactions contemplated in the Schemes and the Restructuring Documents;

“RMB”	means Renminbi, the official currency of the People’s Republic of China;

“Ropes & Gray”	means Ropes & Gray, a law firm;

“RSA”	means the restructuring support agreement dated 10 January 2016, as amended from time to time, between (amongst others) the Company and the Consenting Creditors;

“Scheme Claim”	means any claim in respect of any Liability of the Company to any person arising out of an interest in each or any of the Existing HY Notes, the Convertible Bonds or the Existing Offshore Loans;

“Scheme Consideration”	means the New HY Notes, the CVRs, and the Mandatorily Exchangeable Bonds;

“Scheme Consideration Trust”	has the meaning given to it in Clause 16.2;

“Scheme Creditors”	means the creditors of the Company in respect of Scheme Claims including (but without double counting in each case) the Common Depositary, the 2018 Notes Depositary, the HKMA, the Existing Notes Trustee, each of the Noteholders, the CB Trustee, the Common Security Trustee, each of the CB Holders, the Account Holders, Intermediaries and the Existing Offshore Loans Creditors, and “Scheme Creditor” means any one of them;

“Scheme Creditor Released Party”	has the meaning given to it in Clause 20.1 and “Scheme Creditor Released Parties” shall be construed accordingly;

“Scheme Creditor Releasing Party”	means each of the Scheme Creditors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates, predecessors, successors, assigns;

“Scheme Effective Date”	means the date a sealed copy of the Grand Court Order has been delivered to the Cayman Islands Registrar of Companies for registration;

“Scheme Longstop Date”	means 30 September 2016;

“Scheme Meetings”	means the CI Scheme Meeting and the HK Scheme Meeting;

“Scheme Supervisor”	means such person as is appointed in accordance with Clause 25 of this Cayman Scheme and Clause 25 of the Hong Kong Scheme, and shall initially be Lucid;

“Scheme Website”	means www.lucid-is.com/kaisa;

“Schemes”	means this Cayman Scheme and the Hong Kong Scheme;

“Security Documents”	means the Existing Security Documents and the New Security Documents;

“Security Interest”	means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof or any agreement to create any mortgage, pledge, security interest, lien, charge, easement or encumbrance of any kind);

“SEHK”	means the Stock Exchange of Hong Kong Limited;

“Series A Indenture”	means the indenture relating to the Series A Notes, substantially in the form of the document in Schedule 12, to be entered into between, amongst others, the Company and the New HY Notes Trustee;

“Series B Indenture”	means the indenture relating to the Series B Notes, substantially in the form of the document in Schedule 12, to be entered into between, amongst others, the Company and the New HY Notes Trustee;

“Series C Indenture”	means the indenture relating to the Series C Notes, substantially in the form of the document in Schedule 12, to be entered into between, amongst others, the Company and the New HY Notes Trustee;

“Series D Indenture”	means the indenture relating to the Series D Notes, substantially in the form of the document in Schedule 12, to be entered into between, amongst others, the Company and the New HY Notes Trustee

“Series E Indenture”	means the indenture relating to the Series E Notes, substantially in the form of the document in Schedule 12, to be entered into between, amongst others, the Company and the New HY Notes Trustee

“Series A Notes”	means the variable rate senior notes due 31 December 2019 in a principal amount equal to 10% of all New HY Notes to be issued by the Company pursuant to this Cayman Scheme;

“Series B Notes”	means the variable rate senior notes due 30 June 2020 in a principal amount equal to 18% of all New HY Notes to be issued by the Company pursuant to this Cayman Scheme;

“Series C Notes”	means the variable rate senior notes due 31 December 2020 in a principal amount equal to 22% of all New HY Notes to be issued by the Company pursuant to this Cayman Scheme;

“Series D Notes”	means the variable rate senior notes due 30 June 2021 in a principal amount equal to 24% of all New HY Notes to be issued by the Company pursuant to this Cayman Scheme;

“Series E Notes”	means the variable rate senior notes due 31 December 2021 in a principal amount equal to 26% of all New HY Notes to be issued by the Company pursuant to this Cayman Scheme;

“SGX-ST”	means Singapore Exchange Securities Trading Limited;

“Sidley” and “Sidley Austin”	means Sidley Austin LLP, a law firm;

“Spot Rate”

means a rate determined by the Company in good faith as follows:

(a)    in respect of the USD Equivalent of an RMB-denominated amount, the RMB/US dollar official fixing rate, expressed as the amount of RMB per one U.S. dollar, reported by the People’s Bank of China which appears on the Reuters Screen “SAEC” Page opposite the symbol “USDCNY” page at or about 9:15 am (Beijing time) on the day on which the Record Time occurs;

(b)    in respect of the USD Equivalent of a HK dollar-denominated amount, the bid exchange rate, expressed as the amount of HK dollars per one U.S. dollar, which appears on the relevant Reuters “HKDFIX” page at 11:00 am (Hong Kong time) on the day on which the Record Time occurs;

(c)    if no such rate is available under sub-paragraph (a) or (b), the spot rate determined by the Company in good faith on the basis of quotations provided by the Reference Dealers of the specified exchange rate for the Record Time as obtained in accordance with the provisions below; and

(d)    if fewer than two quotations are provided under sub-paragraph (c), the exchange rate for the Record Time as shall be determined by an Independent Investment Bank in good faith.

In determining the spot rate under sub-paragraph (c) above, the Company will request the Beijing (for determining the USD Equivalent of an RMB-denominated amount) or Hong Kong (for determining the USD Equivalent of an HK dollar-denominated amount) office of each of the Reference Dealers to provide a quotation of what the specified screen rate would have been had it been published, reported or available at the Record Time, based upon each Reference Dealer’s experience in the foreign exchange market for RMB or HK dollars (as applicable) and general activity in such market at the Record Time. The quotations used to determine the Spot Rate at the Record Time will be requested at the Record Time or as soon as practicable after it is determined that the specified screen rate is not available.

If four quotations are provided, the rate at the Record Time will be the arithmetic mean of the rates, without regard to the rates having the highest and lowest value. For this purpose, if more than one quotation has the same highest value or lowest value, then the rate of only one of such quotations shall be disregarded. If two or three quotations are provided, the rate at the Record Time will be the arithmetic mean of the rates provided.

“Subsidiary Guarantor Pledgors”	means the entities listed in Schedule 2;

“Subsidiary Guarantors”	means the entities listed in Schedule 1;

“Supporting Notes”	has the meaning given to it in the RSA;

“Supporting Notes Notice”	means a notice substantially in the form set out in Schedule 5 (Supporting Notes Notice) of the RSA;

“Support Undertaking”	means the agreement dated 17 March 2016 between (amongst others) the Company and the Supporting Creditors;

“Supporting Creditors”	has the meaning given to it in the Support Undertaking;

“Tanner De Witt”	means Tanner De Witt Solicitors, a law firm;

“Transaction Party”	means the parties to the Restructuring Documents;

“Trust Indenture Act”	means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa – 77bbbb), as amended and in effect from time to time;

“Trust Securities”	has the meaning given to it in Clause 16.2;

“US Bankruptcy Code”	means title 11 of the United States Code;

“US Bankruptcy Court” and “Bankruptcy Court”	means the United States Bankruptcy Court for the Southern District of New York;

“USD”, “US$” and “U.S. dollars”	means United States dollars, the official currency of the United States of America;

“USD Equivalent”	means, in respect of any RMB or HK dollar-denominated amounts, such amounts in RMB or HKD divided by the relevant Spot Rate;

“Walkers”	means Walkers (Asia), a Cayman Islands partnership, and its Affiliates.

1.2	In this Cayman Scheme, unless the context otherwise requires or otherwise expressly provides for:

(a)	references to recitals, parts, clauses, subclauses and schedules are references to recitals, parts, clauses, subclauses and schedules of this Cayman Scheme;

(b)	references to a “person” include references to an individual, firm, partnership, company, corporation, other legal entity, unincorporated body of persons or any state or state agency;

(c)	references to a statute or a statutory provision include the same as subsequently modified, amended or re-enacted from time to time;

(d)	references to an agreement, deed or document shall be deemed also to refer to such agreement, deed or document as amended, supplemented, restated, verified, replaced, and/or novated (in whole or in part) from time to time and to any agreement, deed or document executed pursuant thereto;

(e)	the singular includes the plural and vice versa and words importing one gender shall include all genders;

(f)	headings to recitals, parts, clauses and sub-clauses are for ease of reference only and shall not affect the interpretation of this Cayman Scheme;

(g)	the words “include” and “including” are to be construed without limitation, general words introduced by the word “other” are not to be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things, and general words are not to be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words;

(h)	a company is a “subsidiary” of another company, its “holding company”, if that other company (a) holds a majority of voting rights in it; (b) is a member of it and has the right to appoint or remove a majority of its board of directors; or (c) is a member of it and controls alone, pursuant to an agreement with other members, a majority of the voting rights in it, or, if it is a subsidiary of a company that is itself a subsidiary of that other company;

(i)	an “undertaking” means a body corporate or partnership; or an unincorporated association carrying on a trade or business, with or without a view to profit; and an undertaking is a “subsidiary undertaking” in relation to another undertaking, if (a) the other undertaking holds the majority of the voting rights in the undertaking; (b) the other undertaking is a member of the undertaking and has the right to appoint or remove a majority of its board of directors; (c) the other undertaking has the right to exercise a dominant influence over the undertaking (i) by virtue of provisions contained in the undertaking’s articles, or (ii) by virtue of a control contract; or (d) the other undertaking is a member of the undertaking and controls alone, pursuant to an agreement with other shareholders or members, a majority of the voting rights in the undertaking; and

(j)	to the extent that there shall be any conflict or inconsistency between the terms of this Cayman Scheme and the Explanatory Statement, then the terms of this Cayman Scheme shall prevail.

PART A

RECITALS

2.	THE COMPANY

2.1	The Company was incorporated in the Cayman Islands on 2 August 2007 as an exempted company limited by shares pursuant to the Companies Law (2004 Revision) with registered number CT-192502.

2.2	The Company’s registered office is at Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman, KY1-1111, Cayman Islands.

2.3	The Company is registered under Part 16 of the Companies Ordinance as a non-Hong Kong Company.

2.4	As at the date hereof, the authorised share capital of the Company is HK$5,000,000,000 divided into 50,000,000,000 ordinary shares of par value of HK$0.10, of which 5,135,427,910 ordinary shares have been issued as fully paid up.

3.	THE PURPOSE OF THIS SCHEME

3.1	The principal object and purpose of this Cayman Scheme is to effect a compromise and arrangement between the Company and the Scheme Creditors.

3.2	In summary, amongst other things, this Cayman Scheme provides for the release of the Scheme Claims by the Scheme Creditors, in consideration for which the Scheme Creditors will be entitled to receive the Scheme Consideration in full and final settlement of all Scheme Claims.

PART B

THE CAYMAN SCHEME

4.	EFFECTIVENESS OF THIS CAYMAN SCHEME

4.1	The compromise and arrangement effected by this Cayman Scheme shall be binding on the Company and all Scheme Creditors on and from the Scheme Effective Date.

4.2	Any act required to be done by any person under this Cayman Scheme, or any of the Restructuring Documents, prior to the Restructuring Effective Date pursuant to the authority conferred by the terms of this Cayman Scheme shall be deemed to have been ratified by the Scheme Creditors upon the Restructuring Effective Date.

4.3	The Scheme Consideration issued to or distributed to the Scheme Creditors under this Cayman Scheme shall, subject to and in accordance with the terms of this Cayman Scheme, be accepted by the Scheme Creditors in full and final settlement and discharge of all Claims which are or relate to Scheme Claims (save for any Claims which are excluded from the release under Clause 20).

5.	COMPROMISE AND ARRANGEMENT WITH THE SCHEME CREDITORS

5.1	On and from the Restructuring Effective Date:

(a)	save as set out in Clause 20, the Scheme Claims of the Scheme Creditors shall be released and discharged fully and absolutely under this Cayman Scheme in accordance with Clause 20, in each case so as to bind the Scheme Creditors (including, for the avoidance of doubt, any person who has or acquires after the Record Time any interest in or arising out of such Scheme Claims);

(b)	the instructions, authorisations and directions described in Clause 6 shall be given and/or take effect; and

(c)	the Company shall issue the New HY Notes, the CVRs and the Mandatorily Exchangeable Bonds to the Scheme Creditors in the principal amounts as allocated in accordance with Clause 14, through any applicable depositaries and intermediaries, in accordance with the terms of this Cayman Scheme.

6.	INSTRUCTIONS, AUTHORISATIONS AND DIRECTIONS

6.1	On and from the Restructuring Effective Date the Scheme Creditors hereby irrevocably:

(a)	direct the Existing Notes Trustee, the CB Trustee and the Common Security Trustee (collectively, the “Trustees”) to execute and do, and to instruct any other Transaction Party which any of the Trustees is entitled to instruct to execute and do, or otherwise procure to be executed and done, all such documents (including the Restructuring Documents), acts or things as may be necessary or desirable to be executed or done by any of the Trustees or such other Transaction Party for the purposes of giving effect to the terms of this Cayman Scheme;

(b)	instruct, authorise and direct (as applicable) each of the Trustees to, and to instruct any other Transaction Party which any of the Trustees is entitled to instruct to, irrevocably and unconditionally:

(i)	waive each and every Existing Default; and

(ii)	release each and every right and obligation of any Scheme Creditor and any Transaction Party to take any action in respect of any Existing Default;

(c)	request and to the extent they are entitled to do so instruct the Company and each other Transaction Party to perform each of its obligations arising under this Cayman Scheme and each Restructuring Document; and

(d)	acknowledge and agree that any action taken by the Company or any other Transaction Party pursuant to this Cayman Scheme or the Cayman Scheme Steps will not constitute a breach of the Existing Transaction Documents or the Restructuring Documents.

6.2	The directions, instructions and authorisations granted under this Clause 6 shall be treated, for all purposes whatsoever and without limitation, as having been granted by deed.

7.	GRANT OF AUTHORITY TO THE COMPANY TO EXECUTE CERTAIN DOCUMENTS

7.1	Each of the Scheme Creditors hereby irrevocably authorises the Company to enter into, execute and deliver as a deed (or otherwise) on behalf of that Scheme Creditor in its capacity as a Scheme Creditor (including any person to whom a Scheme Creditor has transferred its rights in respect of its Scheme Claim after the Record Time) (to the extent applicable):

(a)	the Deeds of Release;

(b)	the Restructuring Documents; and

(c)	any and all such other documents that the Company reasonably considers necessary to give effect to the terms of this Cayman Scheme,

in each case to be held in escrow until, or otherwise to become effective no earlier than, the Restructuring Effective Date in accordance with the Cayman Scheme Steps for the purposes of giving effect to the terms of this Cayman Scheme.

7.2	The authority granted under this Clause 7 shall be treated, for all purposes whatsoever and without limitation, as having been granted by deed.

7.3	Any document to be executed pursuant to the authority conferred by this Clause 7 shall be substantially in the form attached as a Schedule to this Cayman Scheme, subject to any modification approved or imposed by the Grand Court, in accordance with Clause 20.6 and/ or Clause 22.

8.	FURTHER ACTIONS

Each Scheme Creditor hereby authorises the Company on and from the Scheme Effective Date to take, or instruct the Existing Notes Trustee, the CB Trustee, the CB Security Trustee, the Common Security Trustee, the 2018 Notes Depositary, the Common Depositary, the HKMA, each Intermediary and/ or Account Holder to take, whatever action is necessary or appropriate to give effect to the terms of this Cayman Scheme, including the taking of such actions as may be necessary to implement the Cayman Scheme Steps.

9.	CAYMAN SCHEME STEPS

9.1	The Cayman Scheme Steps, set out below will, to the extent possible, take effect in the order set out below:

(a)	As soon as is reasonably practicable on or after the Scheme Effective Date the Company will:

(i)	execute the Restructuring Documents and the Deeds of Release, for itself and the Scheme Creditors (in each case, to be held in escrow until, or otherwise to become effective no earlier than, the Restructuring Effective Date);

(ii)	procure the Subsidiary Guarantors and the Subsidiary Guarantor Pledgors to execute the Restructuring Documents to which they are a party in accordance with their respective undertakings;

(iii)	procure the satisfaction of the other conditions to this Cayman Scheme as set out in Clause 18; and

(iv)	execute and deliver the following instructions:

(A)	the Existing Notes Trustee Instruction to the Existing Notes Trustee;

(B)	the CB Trustee Instruction to the CB Trustee;

(C)	the Common Depositary Instruction to the Common Depositary; and

(D)	the 2018 Notes Depositary Instruction to the 2018 Notes Depositary,

in each case, acting as agent and attorney for the Scheme Creditors.

(b)	On the Restructuring Effective Date, the Company shall, pursuant to the authorisations contained herein, procure that:

(i)	the Information Agent shall deliver the Clearing System Instruction to each of the Clearing Systems;

(ii)	upon receipt of the Existing Notes Trustee Instruction, the Existing Notes Trustee will execute the Restructuring Documents to which it is a party in accordance with its undertaking and in reliance on the Existing Notes Trustee Instruction;

(iii)	upon receipt of the CB Trustee Instruction, the CB Trustee will execute the Restructuring Documents to which it is a party in accordance with its undertaking and in reliance on the CB Trustee Instruction; and

(iv)	upon receipt of the Common Depositary Instruction and the 2018 Notes Depositary Instruction, each of the Common Depositary and the 2018 Notes Depositary shall be irrevocably authorised and instructed to, upon receipt of corresponding instructions to that effect from the relevant Clearing Systems, deliver the Global Notes to the Existing Notes Trustee and the CB Trustee (as applicable) for cancellation, and take such other action as may be required to effect the cancellation of the Existing HY Notes under the Existing Indentures and the Convertible Bonds under the CB Trust Deed.

(c)	On and from the Restructuring Effective Date, the Restructuring Documents shall take effect in accordance with their terms.

(d)	On the Restructuring Effective Date, the Company will issue the Scheme Consideration to the Scheme Creditors in accordance with their entitlement as allocated in accordance with Clause 15.

(e)	Upon receipt by each of the Common Depositary and the 2018 Notes Depositary of corresponding instructions from the relevant Clearing Systems as set out in Clause 9.1(b), each of the Common Depositary and the 2018 Notes Depositary will deliver the Global Notes to the Existing Notes Trustee and the CB Trustee (as applicable) for cancellation, and take such other action as may be required to effect the cancellation of the Existing HY Notes under the Existing Indentures and the Convertible Bonds under the CB Trust Deed.

9.2	The Restructuring Documents may be executed at any time after the Scheme Effective Date, but shall only take effect in accordance with their terms and the terms of this Cayman Scheme, including the satisfaction of the conditions set out in Clause 18, on the Restructuring Effective Date.

9.3	To the extent possible the Cayman Scheme Steps will occur in the sequential order set out in Clause 9.1.

9.4	If one or more of the Cayman Scheme Steps does not occur then all other Cayman Scheme Steps shall be deemed not to occur or have occurred, and any action taken under or pursuant to such Cayman Scheme Steps shall have no legal effect and the releases given or to be given under the Schemes or in any Deed of Release shall be deemed not given or not to have been given.

PART C

IDENTIFICATION OF SCHEME CLAIMS

10.	NOTIFICATION TO SCHEME CREDITORS

10.1	Not more than 10 Business Days after the Scheme Effective Date, the Company shall give notice that the Cayman Scheme has become effective in the following ways:

(a)	by notice on the Scheme Website; and

(b)	by notice through the Clearing Systems, the SEHK and the SGX-ST.

10.2	Not more than 10 Business Days after the Restructuring Effective Date, the Company shall give notice that the Restructuring Effective Date has occurred in the following ways:

(a)	by notice on the Scheme Website; and

(b)	by notice through the Clearing Systems, the SEHK and the SGX-ST.

11.	ASSIGNMENTS OR TRANSFERS

The Company shall be under no obligation to recognise any assignment or transfer of Scheme Claims after the Record Time for the purposes of determining entitlements under this Cayman Scheme, provided that where the Company has received from the relevant parties notice in writing of such assignment or transfer, the Company may, in its discretion (acting reasonably) and subject to the production of such other evidence as it may require and to any other terms and conditions which it may render necessary or desirable, agree to recognise such assignment or transfer for the purposes of determining entitlements under this Cayman Scheme. It shall be a term of such recognition that the assignee or transferee of a Scheme Claim so recognised by the Company shall be bound by the terms of this Cayman Scheme and for the purposes of this Cayman Scheme shall be a Scheme Creditor.

12.	DETERMINATION OF SCHEME CLAIMS

12.1	For the purpose of determining a Scheme Creditor’s entitlement to Scheme Consideration, all Scheme Claims, including contingent and prospective Scheme Claims, shall be determined as at the Exchange Date.

12.2	For the purposes of Part D (Scheme Distributions), the Scheme Supervisor shall, as soon as possible after the Scheme Effective Date, review each Account Holder Letter submitted to the Information Agent in accordance with the Instruction Packet in order to determine each Scheme Creditor’s entitlement to Scheme Consideration, and shall deliver to the Company written notice of its determination of such Scheme Creditor’s entitlements within 7 days of such determination.

13.	DISPUTED CLAIMS

13.1	If the Scheme Supervisor considers that a Scheme Claim of any Scheme Creditor identified in an Account Holder Letter is incorrect then the Scheme Supervisor shall give written notice to that Scheme Creditor of the amount of the Scheme Claim the Scheme Supervisor considers to be correct.

13.2	If such Scheme Creditor disagrees with such determination, such Scheme Creditor may, within 5 Business Days of the date of the Scheme Supervisor’s notice, apply to the Adjudicator for a review of the Scheme Supervisor’s determination failing which the Scheme Supervisor’s determination shall be final. The Scheme Creditor shall pay to the Adjudicator on account of the Adjudicator’s costs the sum of HKD50,000 (or such other amount as the Adjudicator reasonably requires), failing which the Scheme Creditor’s application for review will be invalid, and the Scheme Supervisor’s determination shall be final. Once the Adjudicator (acting reasonably) is satisfied that all costs in relation to the Scheme Creditor’s application have been paid, the Adjudicator shall return all residual funds (if any) paid to it by the Scheme Creditor to the Scheme Creditor.

13.3	If the Adjudicator determines that the decision of the Scheme Supervisor should be reversed or varied, and the amount of the Scheme Creditor’s Scheme Claim as determined by the Adjudicator is greater than 110% of the amount determined by the Scheme Supervisor, then the Company shall pay all of the Adjudicator’s costs arising from such adjudication. If the amount of the Scheme Creditor’s Scheme Claim as determined by the Adjudicator is equal to or less than 110% of the amount determined by the Scheme Supervisor, then the Scheme Creditor shall pay all of the Adjudicator’s costs arising from such adjudication. If the Company is required to pay the Adjudicator’s costs in accordance with this Clause, the Company shall reimburse the Scheme Creditor in respect of any costs paid to the Adjudicator by the Scheme Creditor in relation to such adjudication.

13.4	The Adjudicator, acting as an expert and not as an arbitrator, shall adopt such procedures as the Adjudicator may think fit, to enable the Adjudicator to decide whether the decision of the Scheme Supervisor should be upheld, reversed or varied. The Adjudicator will use reasonable endeavours to deliver notice of the Adjudicator’s decision to the relevant Scheme Creditor and the Scheme Supervisor as soon as practicable after the Scheme Creditor’s application for review. The Adjudicator’s decision shall be final.

PART D

SCHEME DISTRIBUTIONS

14.	SCHEME CONSIDERATION

14.1	By their Account Holder Letters submitted to the Information Agent, Scheme Creditors are invited to elect one or more of the following options for treatment of their Scheme Claims:

(a)	Option 1 – New HY Notes and CVRs

Exchange some or all of their Scheme Claims for:

(i)	New HY Notes at an exchange ratio of 1.00000x (e.g., $1,000 of Scheme Claims equal to $1,000.00 in New HY Notes) with new principal amounts, new maturity dates and new interest coupon schedules, as provided for in the terms of the New HY Notes and the New Indentures; and

(ii)	CVRs, with an aggregate amount of 7% of the aggregate principal amount of the New HY Notes to which such Scheme Creditor would be entitled pursuant to Clause 14.1(a)(i) above, each with an aggregate notional amount of $70 per CVR, separately tradable as a single instrument on terms as provided for in the CVR Agreement.

Scheme Creditors who fail to submit a valid election by the applicable deadline in relation to any of their Scheme Claims will be deemed to have elected Option 1 for all such Scheme Claims represented by Existing HY Notes and Existing Offshore Loans.

(b)	Option 2 – New HY Notes Only

Exchange some or all of their Scheme Claims for New HY Notes at an exchange ratio of 1.02598x (e.g., $1,000 of Scheme Claims equal to $1,025.98 in New HY Notes) with new principal amounts, new maturity dates and new interest coupon schedules, as provided for in the terms of the New HY Notes and the New Indentures.

(c)	Option 3 – Mandatorily Exchangeable Bonds

Exchange some or all of their Scheme Claims for Mandatorily Exchangeable Bonds at an exchange ratio of 1.00000x (e.g., $1,000.00 of Scheme Claims equal to $1,000.00 in Mandatorily Exchangeable Bonds) subject to the Cut-Back Mechanism described below.

Scheme Creditors who fail to submit a valid election by the applicable deadline in relation to any of their Scheme Claims will be deemed to have elected Option 3 for all such Scheme Claims represented by Convertible Bonds, subject to the Cut-Back Mechanism described below.

(d)	Cut-Back Mechanism

On the Exchange Date, if the MEB Election Amount is greater than the Maximum MEB Amount, then:

(i)	any Scheme Claim that is to be exchanged for Mandatorily Exchangeable Bonds pursuant to an election for Option 3 shall be exchanged for Mandatorily Exchangeable Bonds with a principal amount equal to the product of the amount of such Scheme Claims, multiplied by the quotient of the Maximum MEB Amount divided by the MEB Election Amount; and

(ii)	the portion of Scheme Claims electing Option 3 that were not exchanged for Mandatorily Exchangeable Bonds pursuant to the preceding sub-paragraph (i) (“Residual Claims”) shall be exchanged for:

(A)	New HY Notes and CVRs (as Option 1 Claims); or

(B)	New HY Notes only (as Option 2 Claims).

The allocation of Residual Claims shall be made in accordance with the election made by the Scheme Creditor in its Account Holder Letter in respect of cut-back treatment. In the event that the MEB Election Amount is greater than the Maximum MEB Amount, Scheme Creditors may elect whether their Residual Claims are to be treated as Option 1 Claims or Option 2 Claims, and Scheme Creditors who fail to submit a valid election by the applicable deadline as to whether their Residual Claims are to be treated as Option 1 Claims or Option 2 Claims shall be deemed to have elected for such Residual Claims to be treated as Option 1 Claims.

14.2	On the Exchange Date, the Company shall issue:

(a)	the New HY Notes in accordance with the terms of this Cayman Scheme and the New Indentures, and the CVRs in accordance with the terms of this Cayman Scheme and the CVR Agreement, in global registered form through the relevant Clearing Systems, and the New HY Notes and CVRs will be allocated to the relevant accounts in the Clearing Systems of those Scheme Creditors allocated New HY Notes and/or CVRs pursuant to the terms of this Cayman Scheme;

(b)	the Mandatorily Exchangeable Bonds in accordance with the terms of this Cayman Scheme and the New Trust Deed, in global registered form through the relevant Clearing Systems, and the Mandatorily Exchangeable Bonds will be allocated to the relevant accounts in the Clearing Systems of those Scheme Creditors allocated Mandatorily Exchangeable Bonds pursuant to the terms of this Cayman Scheme;

in each case in accordance with Clause 15 below.

14.3	The performance by the Company of its obligations to issue the Scheme Consideration under this Cayman Scheme shall operate to discharge any corresponding obligation of the Company under the Hong Kong Scheme to issue the Scheme Consideration.

15.	ENTITLEMENT OF SCHEME CREDITORS TO SCHEME CONSIDERATION

15.1	Subject to Clauses, 15.2, 15.3, 15.4 and 16.1 below, each Scheme Creditor shall be entitled to receive Scheme Consideration as follows:

(a)	Any Scheme Creditor who, pursuant to the terms of this Cayman Scheme, is entitled to exchange all or any of its Scheme Claims as Option 1 Claims, shall be entitled to receive:

(i)	New HY Notes in a principal amount equal to the Exchange Date Principal Amount representing the Existing HY Notes and/or Convertible Bonds and/or Existing Offshore Loans held by such Scheme Creditor on the Exchange Date as represented by Option 1 Claims, with such New HY Notes to be issued in a principal amount proportionate to the aggregate principal amount of each series of New HY Notes to be issued on the Exchange Date; and

(ii)	CVRs with a notional value equal to 7% of the aggregate principal amount of the New HY Notes to which that Scheme Creditor is entitled pursuant to Clause 15.1 (a)(i) above.

(b)	Any Scheme Creditor who, pursuant to the terms of this Cayman Scheme, is entitled to exchange all or any of its Scheme Claims as Option 2 Claims, shall be entitled to receive New HY Notes in a principal amount equal to the Exchange Date Principal Amount representing the Existing HY Notes and/or Convertible Bonds and/or Existing Offshore Loans held by such Scheme Creditor on the Exchange Date as represented by Option 2 Claims multiplied by 1.02598, with such HY Notes to be issued in a principal amount, proportionate to the aggregate principal amount of each series of New HY Notes to be issued on the Exchange Date.

(c)	Any Scheme Creditor who, pursuant to the terms of this Cayman Scheme, including any operation of the Cut-Back Mechanism, is entitled to exchange all or any of its Scheme Claims as Option 3 Claims shall be entitled to receive Mandatorily Exchangeable Bonds with a principal amount no greater than the Exchange Date Principal Amount representing the Existing HY Notes and/or Convertible Bonds and/or Existing Offshore Loans held by such Scheme Creditor on the Exchange Date as represented by Option 3 Claims.

15.2	New HY Notes and Mandatorily Exchangeable Bonds shall be issuable only in denominations of US$1.00 and Scheme Creditors’ entitlement to New HY Notes or Mandatorily Exchangeable Bonds (as the case may be) will be rounded down to the nearest US$1.00.

15.3	CVRs shall be issuable only in denominations of US$70.00 and Scheme Creditors’ entitlement to CVRs will be rounded down to the nearest US$70.00.

15.4	All entitlements which would have arisen, but for Clauses 15.2 and 15.3, shall be disregarded.

16.	TRUST IN RELATION TO THE SCHEME CONSIDERATION

16.1	The Company will not issue any Scheme Consideration to a Scheme Creditor if that Scheme Creditor:

(a)	is a Disqualified Person or a Prohibited Transferee; or

(b)	has not provided to the Information Agent a validly completed Account Holder Letter including a validly completed Distribution Confirmation Deed from or on behalf of the Scheme Creditor by the relevant deadline.

16.2	If Clause 16.1 applies, a Scheme Creditor’s entitlement to the Scheme Consideration will be issued to the Holding Period Trustee, who will hold the Scheme Consideration on trust (the “Scheme Consideration Trust”) for the relevant Scheme Creditor (the “Trust Securities”) for the Holding Period.

16.3	If a Scheme Creditor whose entitlement to the Scheme Consideration has been issued to the Holding Period Trustee under Clause 16.2, and that Scheme Creditor:

(a)	being a Disqualified Person or a Prohibited Transferee fails to provide the Information Agent and the Company with the required details of a Designated Recipient who is not a Disqualified Person or a Prohibited Transferee; or

(b)	fails to provide the Information Agent or the Company (as applicable) with a validly completed Account Holder Letter including the Distribution Confirmation Deed;

within the Holding Period, together with a request in writing to transfer the relevant Trust Securities to it (or its Designated Recipient) within the Holding Period then, upon the expiration of the Holding Period, the Holding Period Trustee is hereby authorised to sell such Scheme Consideration to a third party on arm’s length terms.

16.4	If during the Holding Period any Scheme Creditor being a beneficiary of the Scheme Consideration Trust requests in writing that the Holding Period Trustee sell the Trust Securities to which it is beneficially entitled, the Holding Period Trustee will use its reasonable endeavours to sell the Trust Securities and account to that Scheme Creditor for the net proceeds of sale (after the deduction of the reasonable costs and expenses of the Holding Period Trustee in respect of such sale), provided that a validly completed Account Holder Letter along with a validly completed Trust Distribution Deed has been submitted to the Information Agent or to the Company by or on behalf of that Scheme Creditor.

16.5	If it is not possible to pay net cash proceeds of a sale of Scheme Consideration (after the deduction of the reasonable costs and expenses of the Holding Period Trustee in respect of such sale) pursuant to Clause 16.3 or 16.4 to the relevant Scheme Creditor by the Distribution Longstop Date, then the Holding Period Trustee shall apply the net cash proceeds of sale in such manner as the Holding Period Trustee shall determine in its absolute discretion (including paying the monies into Court or gifting the same to such children’s charity as the Holding Period Trustee thinks fit). The Holding Period Trustee shall have the power to appoint an additional or replacement trustee over the Trust Securities at any time, subject to any additional or replacement trustee agreeing to be bound by the terms of the Schemes.

16.6	For the avoidance of doubt, nothing in this Clause 16 shall allow any Scheme Consideration to be sold in circumstances where a Scheme Creditor would be prohibited from selling such Scheme Consideration were it the legal owner thereof.

16.7	The performance by the Company of its obligations to settle on trust any Scheme Consideration under this Cayman Scheme shall operate to discharge any corresponding obligation of the Company under the Hong Kong Scheme to settle any such sum on trust.

17.	TIMING OF THE DISTRIBUTION OF THE NEW HY NOTES, CVRS AND MANDATORILY EXCHANGEABLE BONDS

The Scheme Consideration will be distributed in accordance with the terms of this Cayman Scheme on the Restructuring Effective Date.

PART E

CONDITIONS TO THE SCHEME

18.	CONDITIONS TO THE CAYMAN SCHEME

18.1	The “Restructuring Effective Date” shall be the date on which each of the following conditions are satisfied:

(a)	the sanction with or without modification of the Hong Kong Scheme by the High Court;

(b)	a sealed copy of the Hong Kong Court Order having been registered by the Hong Kong Companies Registrar;

(c)	the Scheme Effective Date has occurred;

(d)	the Chapter 15 Recognition Order is granted, which condition may be waived only by the Company with the prior written consent of the Existing Notes Trustee and if there are any Initial Consenting Creditors, the Initial Consenting Creditors Majority (such consent not to be unreasonably withheld);

(e)	each of the Transaction Parties having executed the Restructuring Documents to which they are expressed to be a party;

(f)	each condition precedent in the Restructuring Documents having been satisfied or waived; and

(g)	the delivery of the Officer’s Certificate to the New HY Notes Trustee.

18.2	If the Restructuring Effective Date has not occurred by the Scheme Longstop Date, this Cayman Scheme shall lapse and no provision of this Cayman Scheme shall have any force or effect.

PART F

GENERAL SCHEME PROVISIONS

19.	MODIFICATION OF THE RIGHTS ATTACHING TO THE SCHEME CONSIDERATION

Upon and after the Scheme Effective Date, nothing in this Cayman Scheme shall prevent the modification of any of the New Indentures, the CVR Agreement or the New Trust Deed in accordance with their respective terms.

20.	RELEASES

20.1	Subject to Clause 20.3, on and from the Restructuring Effective Date, each Scheme Creditor Releasing Party to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Company, its Personnel and Affiliates;

(b)	the Subsidiary Guarantors, their Personnel and Affiliates;

(c)	the Released Advisers, their Personnel and Affiliates;

(d)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Scheme Creditor Released Party” and collectively, the “Scheme Creditor Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of the Existing HY Notes Guarantees and/or the Existing CB Guarantees and/or the Existing Offshore Loans Guarantees against the Subsidiary Guarantors).

20.2	The releases under Clause 20.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any Claims against or Liabilities of any Released Adviser, its Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(d)	any and all:

(i)	Claims against and Liabilities of any Scheme Creditor Released Party which are not or do not relate to Scheme Claims; and

(ii)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, and their Personnel and Affiliates, which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Trust Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Existing Indentures, the CB Trust Deed, and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and remain in full force and effect); and

(e)	any and all:

(iii)	obligations of any Scheme Creditor Released Party created as a result of the Schemes; and

(iv)	rights of any Scheme Creditor Releasing Party created as a result of the Schemes.

20.3	Subject to Clause 20.4, on and from the Restructuring Effective Date, each of the Kaisa Releasing Parties, to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Scheme Creditors, their Personnel and Affiliates;

(b)	the Subsidiary Guarantors and their Personnel and Affiliates;

(c)	the Company and its Personnel and Affiliates;

(d)	the Released Advisers, their Personnel and Affiliates;

(e)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Kaisa Released Party” and, collectively, the “Kaisa Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims.

20.4	The releases under Clause 20.3 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any and all Claims against or Liabilities of any Scheme Creditors, the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which do not relate to or arise in respect of the Existing HY Notes, the Existing Indentures, the Convertible Bonds, the CB Trust Deed, and/or the Existing Offshore Loans; and

(d)	any and all:

(i)	obligations of any Kaisa Released Party created as a result of the Schemes; and

(ii)	rights of any Kaisa Releasing Party created as a result of the Schemes.

20.5	On or after the Scheme Effective Date, the Company, on behalf of the Scheme Creditors, in accordance with the authority granted under Clause 7, will execute and deliver the Deeds of Release to be held in escrow until the Restructuring Effective Date.

20.6	Any Deed of Release to be executed pursuant to the authority conferred by Clause 7 shall be substantially in the relevant form attached at Schedule 11 subject to any modifications required or approved by the Grand Court, and shall take effect in relation to such Claims and Liabilities as the Grand Court considers appropriate provided only that the effect of any such modification is not such as would cause the release of a claim or the imposition of any obligation that is not referred to in the form of the Deeds of Release.

21.	STAY OF PROCEEDINGS

21.1	No Scheme Creditors shall commence or continue, or instruct, direct or authorise any other person to commence or continue, any Prohibited Proceedings in respect of, arising from or relating to a Scheme Claim after the Scheme Effective Date. For the avoidance of doubt, this Clause shall not prohibit a Scheme Creditor from commencing or continuing, or instructing, directing or authorising any other person to commence or continue, any Proceeding against the Company or its property in any jurisdiction whatsoever: (a) relating to and subject to the terms of the Restructuring Documents, which shall come into effect in accordance with Clause 9.1(c); or (b) relating to a Scheme Claim, if the Restructuring Effective Date does not occur by the Scheme Longstop Date.

21.2	Subject to any existing contractual restrictions, a Scheme Creditor may commence an Allowed Proceeding against the Company after the Scheme Effective Date provided that it has first given the Company fifteen (15) Business Days’ prior notice in writing of its intention to do so.

22.	MODIFICATIONS

Nothing in this Cayman Scheme shall prevent the modification of any of the Restructuring Documents in accordance with their respective terms.

23.	OBLIGATIONS ON DATES OTHER THAN A BUSINESS DAY

If any sum is due or obligation is to be performed under the terms of this Cayman Scheme on a day other than a Business Day, the relevant payment shall be made, or obligation performed, on the next Business Day.

24.	NO ADMISSION OF LIABILITY

Save as expressly set out in this Cayman Scheme, nothing in the Cayman Scheme or the Explanatory Statement, or the circulation thereof to any person, evidences or constitutes any admission by the Company or the Scheme Supervisor that the person is a Scheme Creditor or that a liability is owed to any person in respect of any Claim or right.

25.	THE SCHEME SUPERVISOR

25.1	Any Scheme Supervisor must be a fit and proper person and be able to adequately discharge the function of a Scheme Supervisor under this Cayman Scheme. Where more than one person has been appointed as a Scheme Supervisor, they may exercise and perform the powers, rights, duties and functions of the Scheme Supervisor under this Cayman Scheme jointly or severally.

25.2	The Company acknowledges and agrees that the Scheme Supervisor is permitted to exercise all the powers given to the Scheme Supervisor and rely upon all the provisions relevant to the Scheme Supervisor under this Cayman Scheme.

25.3	The Scheme Supervisor shall initially be Lucid. They have given and not withdrawn their consent to the Company to act as Scheme Supervisor from the Scheme Effective Date and have agreed with the Company to be bound by the terms of this Cayman Scheme to the extent such terms apply to the Scheme Supervisor. The Company shall have the power to appoint any successors.

25.4	In exercising its powers and carrying out its duties under this Cayman Scheme, the Scheme Supervisor shall act as agent of the Company.

25.5	A Scheme Supervisor shall vacate office if the Scheme Supervisor:

(a)	becomes bankrupt or goes into liquidation;

(b)	is disqualified from acting as a director under the legislation in force in any country where the Scheme Supervisor resides or is situated;

(c)	in the case of an individual, is admitted to hospital because of mental disorder or is the subject of an order concerning his or her mental disorder made by a Court having jurisdiction in the Cayman Islands or elsewhere in such matters, such that he or she is, in the reasonable opinion of the remaining Scheme Supervisor (provided there is one and, if not, in the reasonable opinion of the Company), unable to carry out his or her duties as Scheme Supervisor;

(d)	is convicted of an indictable offence or convicted of any offence by a court having jurisdiction in any other country where that offence, if committed in the Cayman Islands, would have been an indictable offence under the laws of the Cayman Islands;

or

(e)	resigns from office by giving 60 days’ notice in writing to the Company or such shorter period of notice as may be agreed by the Company or resigns from office with immediate effect by giving notice in writing to the Company if the Scheme Supervisor considers that it should for professional regulatory reasons.

25.6	The Scheme Supervisor shall discharge the duties and responsibilities imposed upon the Scheme Supervisor by this Cayman Scheme.

25.7	The Scheme Supervisor shall have all of the powers necessary or desirable to enable the Scheme Supervisor to discharge its duties and responsibilities under this Cayman Scheme including, but not limited to, engaging the Information Agent or other service providers to assist the Scheme Supervisor, including for the period during which assets are held in the Scheme Consideration Trust, on such terms as the Scheme Supervisor may in its discretion considers appropriate. The Scheme Supervisor cannot and shall not exercise any power that would result in it assuming control of any of the Company’s affairs so as to supplant the Company’s directors.

25.8	The Scheme Supervisor is authorised, and shall have the power, to manage the Scheme Supervisor’s accounts and make any payments and distributions which are necessary or incidental to the Scheme Supervisor’s performance of its functions under this Cayman Scheme.

25.9	If there is no Scheme Supervisor in office, the Company shall forthwith fill the vacancy, provided that the Company shall not be required to fill such vacancy if the Scheme Supervisor has resigned pursuant to Clause 25.5(e) on the grounds that there is no further work to be done by the Scheme Supervisor.

25.10	Except to the extent required by law, no Scheme Creditor shall be entitled to challenge the validity of any act done or omitted to be done in good faith by the Scheme Supervisor in accordance with and to implement the provisions of this Cayman Scheme or the exercise by the Scheme Supervisor in good faith of any power conferred upon the Scheme Supervisor for the purposes of this Cayman Scheme if exercised in accordance with and to implement the provisions of this Cayman Scheme.

25.11	The Scheme Supervisor shall not be liable for any loss resulting from any act the Scheme Supervisor does or omits to do, unless any such loss is attributable to its own wilful default, breach of trust, fraud or dishonesty.

25.12	The Scheme Supervisor shall be entitled to an indemnity out of the property of the Company against:

(a)	all Claims, Liabilities and Proceedings (including all legal and other costs and expenses which they incur in relation thereto) brought or made against the Scheme Supervisor by the Company or by any other person in respect of any act done or omitted to be done in relation to the Scheme by the Scheme Supervisor, save to the extent that the Scheme Supervisor is found by a court of competent jurisdiction to have acted or omitted to act in a manner which was in wilful default, in breach of trust, fraudulent or dishonest in the course of performing the Scheme Supervisor’s duties and functions under this Cayman Scheme; and

(b)	all costs, charges, expenses and liabilities properly incurred by the Scheme Supervisor in the course of performing the Scheme Supervisor’s duties and functions under this Cayman Scheme.

25.13	The Company will pay the costs incurred by the Scheme Supervisor in defending proceedings of the nature described in Clause 25.12(a), provided that the Scheme Supervisor gives the Company an undertaking to reimburse it (with interest) at a reasonable commercial rate at the conclusion of those Proceedings, where such Scheme Supervisor is not entitled to an indemnity under Clause 25.12.

26.	THE ADJUDICATOR

26.1	Any Adjudicator must be a fit and proper person and be able to adequately discharge the function of Adjudicator under this Cayman Scheme. Where more than one person has been appointed as Adjudicator, they may exercise and perform the powers, rights, duties and functions of the Adjudicator under this Cayman Scheme jointly or severally.

26.2	The Company and the Scheme Creditors acknowledge and agree that the Adjudicator is permitted to exercise all the powers given to the Adjudicator and rely upon all the provisions relevant to the Adjudicator under this Cayman Scheme.

26.3	The Adjudicator shall initially be Madison Pacific. Madison Pacific has given and not withdrawn its consent to the Company to act as Adjudicator from the Scheme Effective Date. The Company shall have the power to appoint any successors.

26.4	In exercising its powers and carrying out its duties under this Cayman Scheme, the Adjudicator shall act as an expert and not as an arbitrator and shall adopt such procedures as the Adjudicator shall think fit to enable it to fulfil its duties under this Cayman Scheme.

26.5	An Adjudicator shall vacate office if the Adjudicator:

(a)	becomes bankrupt or goes into liquidation;

(b)	is disqualified from acting as a director under the legislation in force in any country where the Adjudicator resides or is situated;

(c)	in the case of an individual, is admitted to hospital because of mental disorder or is the subject of an order concerning his or her mental disorder made by a Court having jurisdiction in the Cayman Islands or elsewhere in such matters, such that he or she is, in the reasonable opinion of the remaining Scheme Supervisor (provided there is one and, if not, in the reasonable opinion of the Company), unable to carry out his or her duties as Scheme Supervisor;

(d)	is convicted of an indictable offence or convicted of any offence by a court having jurisdiction in any other country where that offence, if committed in the Cayman Islands, would have been an indictable offence under Cayman Islands law; or

(e)	resigns from office by giving 60 days’ notice in writing to the Company or such shorter period of notice as may be agreed by the Company or resigns from office with immediate effect by giving notice in writing to the Company if the Adjudicator considers that it should for professional regulatory reasons.

26.6	The Adjudicator shall have all of the powers necessary or desirable to enable the Adjudicator to discharge its duties and responsibilities under this Cayman Scheme including, but not limited to, engaging other service providers to assist the Adjudicator in carrying out its duties under this Cayman Scheme.

26.7	If there is no Adjudicator in office, the Company shall forthwith fill the vacancy, provided that the Company shall not be required to fill such vacancy if the Scheme Supervisor determines that it is not necessary to deliver a written notice pursuant to Clause 13.1 in respect of any Scheme Creditor’s claim or more than five Business Days have elapsed after the Scheme Supervisor has delivered all such written notices and no dispute has been raised by any Scheme Creditor to which such a notice had been delivered.

26.8	Except to the extent required by law, no Scheme Creditor shall be entitled to challenge the validity of any act done or omitted to be done in good faith by the Adjudicator in accordance with the exercise in good faith of any power conferred upon him for the purposes of this Cayman Scheme.

26.9	An Adjudicator shall not be liable for any loss resulting from any act it does or omits to do, unless any such loss is attributable to its own wilful default, breach of trust, fraud or dishonesty.

26.10	The Adjudicator shall be entitled to an indemnity out of the property of the Company against:

(a)	all Claims, Liabilities and Proceedings (including all legal and other costs and expenses which they incur in relation thereto) brought or made against the Adjudicator by the Company or by any other person in respect of any act done or omitted to be done in relation to the Scheme by the Adjudicator, save to the extent that the Adjudicator is found by a court of competent jurisdiction to have acted or omitted to act in a manner which was in wilful default, in breach of trust, fraudulent or dishonest in the course of performing the Adjudicator’s duties and functions under this Cayman Scheme; and

(b)	all costs, charges, expenses and liabilities properly incurred by the Adjudicator in the course of performing the Adjudicator’s duties and functions under this Cayman Scheme.

27.	NOTICES

27.1	Any notice or other written communication to be given under or in relation to this Cayman Scheme shall be given in writing and shall be deemed to have been duly given if it is delivered by hand, pre-paid post, airmail, fax or electronically to:

(a)	in the case of the Company, marked for the attention of Mr. LL. Tam:

(i)	by hand, pre-paid post or airmail to Suite 2001, 20/F, Two International Finance Centre, No. 8 Finance Street, Central, Hong Kong;

(ii)	by fax to (852) 3900-0990; or

(iii)	electronically to lltam@kaisagroup.com;

(b)	in the case of a Scheme Creditor, its last known address by corporate action notice through the Clearing Systems; and

(c)	in the case of any other person, any address set forth for that person in any agreement entered into in connection with this Cayman Scheme or the last address known to the Company or by fax to its last known fax number according to the Company.

27.2	Any notice or other written communication to be given under this Cayman Scheme shall be deemed to have been delivered and served:

(a)	if delivered by hand or courier, on the first Business Day following delivery;

(b)	if sent by post, on the second Business Day after posting if the recipient is in the country of despatch, otherwise on the fifth Business Day after posting;

(c)	if by fax or email, on the Business Day sent or on the following Business Day if not sent on a Business Day; and

(d)	if by advertisement, on the date of publication.

27.3	In proving service, it shall be sufficient proof, in the case of a notice sent by post, that the envelope was properly stamped, addressed and placed in the post.

27.4	The accidental omission to send any notice, written communication or other document in accordance with this Clause 27 or the non-receipt of any such notice by any Scheme Creditor, shall not affect the provisions of this Cayman Scheme.

27.5	The Company shall not be responsible for any loss or delay in the transmission of any notices, other documents or payments posted by or to any Scheme Creditors which shall be posted at the risk of such Scheme Creditors.

28.	GOVERNING LAW AND JURISDICTION

28.1	The operative terms of this Cayman Scheme and any non-contractual obligations arising out of or in connection with this Scheme shall be governed and construed in accordance with the laws of the Cayman Islands. The Scheme Creditors hereby agree that the Grand Court shall have exclusive jurisdiction to hear and determine any suit, action or Proceeding and to settle any dispute which arises out of or in connection with the terms of this Cayman Scheme or their implementation or out of any action taken or omitted to be taken under this Cayman Scheme or in connection with the administration of this Cayman Scheme and for such purposes the Scheme Creditors irrevocably submit to the jurisdiction of the courts of the Cayman Islands, provided, however, that nothing in this clause shall affect the validity of other provisions determining governing law and jurisdiction as between the Company and any of the Scheme Creditors, whether contained in contract or otherwise.

28.2	The terms of this Cayman Scheme and the obligations imposed on the Company hereunder shall take effect subject to any prohibition or condition imposed by applicable law.

29.	FOREIGN REPRESENTATIVE

The Authorised Representative shall be authorised to act as representative for the Company on any application for recognition and assistance in relation to either or both of this Cayman Scheme or the Hong Kong Scheme in any jurisdiction and under whatever law, including the laws of the British Virgin Islands, Chapter 15 of the US Bankruptcy Code, and any law derived from or similar to the UNCITRAL Model Law on Cross-Border Insolvency Proceedings.

30.	RELIANCE FOR 3(A)(10) EXEMPTION

In sanctioning this Cayman Scheme, the Grand Court has been appraised of the fact that the Company will rely on its ruling with respect to this Cayman Scheme for the Section 3(a)(10) exemption under the U.S. Securities Act of 1933, as amended, for the issuance of the New HY Notes in exchange for the Scheme Claims, subject to the sanction of this Cayman Scheme by the Grand Court.

SCHEDULE 1

SUBSIDIARY GUARANTORS

1. Chang Ye Investment Company Limited

2. Da Hua Investment Company Limited

3. Dong Chang Investment Company Limited

4. Dong Sheng Investment Company Limited

5. Guang Feng Investment Company Limited

6. Heng Chang Investment Company Limited

7. Jie Feng Investment Company Limited

8. Jin Chang Investment Company Limited

9. Rong Hui Investment Company Limited

10. Rui Jing Investment Company Limited

11. Tai He Xiang Investment Company Limited

12. Xie Mao Investment Company Limited

13. Ye Chang Investment Company Limited

14. Zheng Zhong Tian Investment Company Limited

15. Tai He Sheng Investment Company Limited

16. Tai An Da Investment Company Limited

17. Tai Chang Jian Investment Company Limited

18. Tai Chong Fa Investment Company Limited

19. Tai Chong Li Investment Company Limited

20. Bakai Investments Limited

21. Yifa Trading Limited

22. Advance Guard Investments Limited

23. Victor Select Limited

24. Central Broad Limited

25. Guo Cheng Investments Limited

26. Ri Xiang Investments Limited

27. Yin Jia Investments Limited

28. Kaisa Investment Consulting Limited

29. Cornwell Holdings (Hong Kong) Limited

30. Goldenform Company Limited

31. Hong Kong Jililong Industry Co., Limited

32. Kaisa Holdings Limited

33. Leisure Land Hotel Management (China) Limited

Sch.1-1

34. Regal Silver Manufacturing Limited

35. Success Take International Limited

36. Woodland Height Holdings Limited

37. Yi Qing Investment Company Limited

38. Yong Rui Xiang Investment Company Limited

39. Zhan Zheng Consulting Company Limited

40. Kaisa Investment (China) Limited

41. Wan Rui Fa Investment Company Limited

42. Wan Rui Chang Investment Company Limited

43. Wan Tai Chang Investment Company Limited

44. Wan Jin Chang Investment Company Limited

45. Multi-Shiner Limited

46. Hong Kong Kaisa Industry Co., Limited

47. Bakai Investments (Hong Kong) Limited

48. Topway Asia Group Limited

49. Kaisa Finance Holdings Limited

50. Hong Kong Kaisa Trading Limited

51. Hong Kong Wanyuchang Trading Limited

52. Hong Kong Zhaoruijing Trading Limited

53. Profit Victor Investments (Hong Kong) Limited

54. Central Broad (Hong Kong) Investment Limited

55. Guo Cheng (Hong Kong) Investment Limited

56. Ri Xiang (Hong Kong) Investment Limited

57. Yin Jia (Hong Kong) Investment Limited

58. Jet Smart Global Development Limited

59. Apex Walk Limited

60. Vast Wave Limited

61. Xian Zhang Limited

62. Rich Tech Hong Kong Investment Limited

63. Apex Walk (Hong Kong) Limited

64. Vast Wave (Hong Kong) Limited

65. Xian Zhang (Hong Kong) Limited

66. Fulbright Financial Group (Enterprise) Limited

67. Fulbright Financial Group (Development) Limited

68. Fulbright Financial Group (Hong Kong) Limited

Sch.1-2

SCHEDULE 2

SUBSIDIARY GUARANTOR PLEDGORS

1. Rui Jing Investment Company Limited

2. Jie Feng Investment Company Limited

3. Tai Chong Fa Investment Company Limited

4. Tai Chong Li Investment Company Limited

5. Jet Smart Global Development Limited

6. Chang Ye Investment Company Limited

7. Kaisa Holdings Limited

8. Bakai Investments Limited

9. Tai He Sheng Investment Company Limited

10. Yifa Trading Limited

11. Tai An Da Investment Company Limited

12. Fulbright Financial Group (Enterprise) Limited

13. Fulbright Financial Group (Development) Limited

14. Tai Chang Jian Investment Company Limited

15. Jin Chang Investment Company Limited

16. Heng Chang Investment Company Limited

17. Zheng Zhong Tian Investment Company Limited

18. Da Hua Investment Company Limited

19. Tai He Xiang Investment Company Limited

20. Rong Hui Investment Company Limited

21. Guang Feng Investment Company Limited

22. Dong Chang Investment Company Limited

23. Dong Sheng Investment Company Limited

24. Xian Zhang Limited

25. Vast Wave Limited

26. Apex Walk Limited

27. Central Broad Limited

28. Guo Cheng Investments Limited

29. Ri Xiang Investments Limited

30. Yin Jia Investments Limited

31. Ye Chang Investment Company Limited

32. Xie Mao Investment Company Limited

Sch.2-1

SCHEDULE 3

DEED OF UNDERTAKING

Sch.3-1

DEED OF UNDERTAKING

THIS DEED is made on                      2016

BETWEEN:

(1)	KAISA GROUP HOLDINGS LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands with registered number CT-192502 (“Company”);

(2)	THE SUBSIDIARY GUARANTORS, listed in Schedule 1 (“Subsidiary Guarantors”);

(3)	THE SUBSIDIARY GUARANTOR PLEDGORS, listed in Schedule 2 (“Subsidiary Guarantor Pledgors”).

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Explanatory Statement shall, unless otherwise defined in this Deed or unless a contrary intention appears, bear the same meaning when used in this Deed, and the following terms shall have the following meanings:

“Explanatory Statement” means the explanatory statement issued by the Company on or around [            ] 2016.

1.2	In this Deed, unless otherwise specified:

(a)	references to parties, clauses and Schedules, are to clauses of, and the parties and Schedules to, this Deed, and references to this Deed include a reference to each of its Schedules;

(b)	a reference to this Deed, an agreement or other document is a reference to this Deed, that agreement, or document as supplemented, amended, novated or replaced from time to time in accordance with its terms, and to any agreement, deed or document executed pursuant thereto;

(c)	headings are for convenience only and shall not affect the interpretation of this Deed; and

(d)	a reference to the provision of any statute, statutory provision, order, instrument, rule or regulation is to that provision as amended or re-enacted from time to time, any provision of which it is a re-enactment or consolidation and any order, instrument, rule or regulation at any time made or issued under it.

2.	SUBSIDIARY GUARANTORS AND SUBSIDIARY GUARANTOR PLEDGORS

In accordance with the terms of the Schemes, each of the Subsidiary Guarantors and Subsidiary Guarantor Pledgors hereby undertakes to the Company to:

(a)	appear by Counsel at any hearing or petition at the Grand Court and/or the High Court to sanction the Schemes and to undertake to the Grand Court and/or the High Court to be bound by the terms of the Schemes; and

Sch.3-2

(b)	execute, do or procure to be executed and done all such documents, acts or things as may be necessary or desirable to be executed or done by the Subsidiary Guarantors or Subsidiary Guarantor Pledgors (as the case may be) for the purposes of giving effect to the Schemes.

3.	FURTHER ASSURANCE

At the request of a party, the other parties shall execute and deliver such documents and do such things, as may reasonably be required to give full effect to this Deed, including, without limitation, to perfect or evidence any release referred to in this Deed.

4.	SEVERABILITY

Each provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one of the provisions contained herein becomes invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of the provisions under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

5.	AMENDMENTS AND WAIVERS

Any term of this Deed may be amended or waived only with the consent of the parties and any such amendment or waiver will be binding on all parties.

6.	COUNTERPARTS

This Deed may be executed in any number of counterparts, and by the different parties hereto as separate counterparts, but shall not be effective until each party has executed at least one counterpart, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

7.	GOVERNING LAW AND JURISDICTION

7.1	This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of Hong Kong.

7.2	The Hong Kong courts shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which may arise out of or in connection with this Deed or any non-contractual obligations arising out of or in connection with this Deed and, for such purposes, each of the parties hereto irrevocably submits to the jurisdiction of the courts of Hong Kong.

Sch.3-3

SCHEDULE 1

SUBSIDIARY GUARANTORS

1. Chang Ye Investment Company Limited

2. Da Hua Investment Company Limited

3. Dong Chang Investment Company Limited

4. Dong Sheng Investment Company Limited

5. Guang Feng Investment Company Limited

6. Heng Chang Investment Company Limited

7. Jie Feng Investment Company Limited

8. Jin Chang Investment Company Limited

9. Rong Hui Investment Company Limited

10. Rui Jing Investment Company Limited

11. Tai He Xiang Investment Company Limited

12. Xie Mao Investment Company Limited

13. Ye Chang Investment Company Limited

14. Zheng Zhong Tian Investment Company Limited

15. Tai He Sheng Investment Company Limited

16. Tai An Da Investment Company Limited

17. Tai Chang Jian Investment Company Limited

18. Tai Chong Fa Investment Company Limited

19. Tai Chong Li Investment Company Limited

20. Bakai Investments Limited

21. Yifa Trading Limited

22. Advance Guard Investments Limited

23. Victor Select Limited

24. Central Broad Limited

25. Guo Cheng Investments Limited

26. Ri Xiang Investments Limited

27. Yin Jia Investments Limited

28. Kaisa Investment Consulting Limited

29. Cornwell Holdings (Hong Kong) Limited

30. Goldenform Company Limited

31. Hong Kong Jililong Industry Co., Limited

32. Kaisa Holdings Limited

33. Leisure Land Hotel Management (China) Limited

34. Regal Silver Manufacturing Limited

35. Success Take International Limited

36. Woodland Height Holdings Limited

37. Yi Qing Investment Company Limited

38. Yong Rui Xiang Investment Company Limited

39. Zhan Zheng Consulting Company Limited

40. Kaisa Investment (China) Limited

41. Wan Rui Fa Investment Company Limited

42. Wan Rui Chang Investment Company Limited

43. Wan Tai Chang Investment Company Limited

44. Wan Jin Chang Investment Company Limited

45. Multi-Shiner Limited

46. Hong Kong Kaisa Industry Co., Limited

47. Bakai Investments (Hong Kong) Limited

48. Topway Asia Group Limited

49. Kaisa Finance Holdings Limited

Sch.3-4

50. Hong Kong Kaisa Trading Limited

51. Hong Kong Wanyuchang Trading Limited

52. Hong Kong Zhaoruijing Trading Limited

53. Profit Victor Investments (Hong Kong) Limited

54. Central Broad (Hong Kong) Investment Limited

55. Guo Cheng (Hong Kong) Investment Limited

56. Ri Xiang (Hong Kong) Investment Limited

57. Yin Jia (Hong Kong) Investment Limited

58. Jet Smart Global Development Limited

59. Apex Walk Limited

60. Vast Wave Limited

61. Xian Zhang Limited

62. Rich Tech Hong Kong Investment Limited

63. Apex Walk (Hong Kong) Limited

64. Vast Wave (Hong Kong) Limited

65. Xian Zhang (Hong Kong) Limited

66. Fulbright Financial Group (Enterprise) Limited

67. Fulbright Financial Group (Development) Limited

68. Fulbright Financial Group (Hong Kong) Limited

Sch.3-5

SCHEDULE 2

SUBSIDIARY GUARANTOR PLEDGORS

1. Rui Jing Investment Company Limited

2. Jie Feng Investment Company Limited

3. Tai Chong Fa Investment Company Limited

4. Tai Chong Li Investment Company Limited

5. Jet Smart Global Development Limited

6. Chang Ye Investment Company Limited

7. Kaisa Holdings Limited

8. Bakai Investments Limited

9. Tai He Sheng Investment Company Limited

10. Yifa Trading Limited

11. Tai An Da Investment Company Limited

12. Fulbright Financial Group (Enterprise) Limited

13. Fulbright Financial Group (Development) Limited

14. Tai Chang Jian Investment Company Limited

15. Jin Chang Investment Company Limited

16. Heng Chang Investment Company Limited

17. Zheng Zhong Tian Investment Company Limited

18. Da Hua Investment Company Limited

19. Tai He Xiang Investment Company Limited

20. Rong Hui Investment Company Limited

21. Guang Feng Investment Company Limited

22. Dong Chang Investment Company Limited

23. Dong Sheng Investment Company Limited

24. Xian Zhang Limited

25. Vast Wave Limited

26. Apex Walk Limited

27. Central Broad Limited

28. Guo Cheng Investments Limited

29. Ri Xiang Investments Limited

30. Yin Jia Investments Limited

31. Ye Chang Investment Company Limited

32. Xie Mao Investment Company Limited

Sch.3-6

SIGNATURE PAGES

IN WITNESS whereof this Deed has been executed as a deed and delivered on the date stated herein by the duly authorised representatives of the parties hereto.

The COMMON SEAL of Kaisa Group Holdings Ltd was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

Sch.3-7

The COMMON SEAL of Chang Ye Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Da Hua Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Dong Chang Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Dong Sheng Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Guang Feng Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Heng Chang Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

Sch.3-8

The COMMON SEAL of Jie Feng Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Rong Hui Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Rui Jing Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Tai He Xiang Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Xie Mao Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

Sch.3-9

The COMMON SEAL of Ye Chang Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Zheng Zhong Tian Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Tai He Sheng Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Tai An Da Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Tai Chang Jian Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Tai Chong Fa Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

Sch.3-10

The COMMON SEAL of Tai Chong Li Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Bakai Investments Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Yifa Trading Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Advance Guard Investments Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Victor Select Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Central Broad Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

Sch.3-11

The COMMON SEAL of Guo Cheng Investments Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Ri Xiang Investments Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Yin Jia Investments Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Kaisa Investment Consulting Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Cornwell Holdings (Hong Kong) Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Goldenform Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

Sch.3-12

The COMMON SEAL of Hong Kong Jililong Industry Co., Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Kaisa Holdings Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Leisure Land Hotel Management (China) Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Regal Silver Manufacturing Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Success Take International Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Woodland Height Holdings Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

Sch.3-13

The COMMON SEAL of Yi Qing Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Yong Rui Xiang Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Zhan Zheng Consulting Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Kaisa Investment (China) Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Wan Rui Fa Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Wan Rui Chang Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

Sch.3-14

The COMMON SEAL of Wan Tai Chang Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Wan Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Multi-Shiner Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Hong Kong Kaisa Industry Co., Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Bakai Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Topway Asia Group Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

Sch.3-15

The COMMON SEAL of Kaisa Finance Holdings Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Hong Kong Kaisa Trading Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Hong Kong Wanyuchang Trading Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Hong Kong Zhaoruijing Trading Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Profit Victor Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Central Broad (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

Sch.3-16

The COMMON SEAL of Guo Cheng (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Ri Xiang (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Yin Jia (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Jet Smart Global Development Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Apex Walk Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Vast Wave Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

Sch.3-17

The COMMON SEAL of Xian Zhang Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Rich Tech Hong Kong Investment Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Apex Walk (Hong Kong) Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Vast Wave (Hong Kong) Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Xian Zhang (Hong Kong) Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

The COMMON SEAL of Fulbright Financial Group (Enterprise) Limited was affixed hereto in accordance with its articles of association	) ) ) )

_________________________
Name: Title:

Sch.3-18

The COMMON SEAL of Fulbright Financial Group (Development) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Hong Kong) Limited was affixed hereto in accordance with its articles of association Name: Title:	) ) ) )

Sch.3-19

SCHEDULE 4

RESTRUCTURING DOCUMENTS

1.	New Indenture (Series A) between the Company, Subsidiary Guarantors and the New HY Notes Trustee

2.	New Indenture (Series B) between the Company, Subsidiary Guarantors and the New HY Notes Trustee

3.	New Indenture (Series C) between the Company, Subsidiary Guarantors and the New HY Notes Trustee

4.	New Indenture (Series D) between the Company, Subsidiary Guarantors and the New HY Notes Trustee

5.	New Indenture (Series E) between the Company, Subsidiary Guarantors and the New HY Notes Trustee

6.	Agent Appointment Letters

7.	New Trust Deed (including Terms and Conditions in respect of the Mandatorily Exchangeable Bonds) between the Company, Subsidiary Guarantors, the New MEB Trustee and the Common Security Trustee

8.	MEB Agency Agreement

9.	CVR Agreement between the Company, the CVR Trustee and the CVR Agent

10.	CVR Agent Appointment Letter

11.	Amended and Restated Intercreditor Agreement between the Company, the Subsidiary Guarantor Pledgors, the New HY Notes Trustee, the New MEB Trustee and the Common Security Trustee

12.	Global Notes representing New HY Notes

13.	Global Certificate representing Mandatorily Exchangeable Bonds

14.	Global Certificate representing the CVRs

15.	New Security Documents

16.	Deeds of Release

17.	Deed of Undertaking between the Company, the Subsidiary Guarantors and the Subsidiary Guarantor Pledgors

18.	All other documents, agreements, instruments, board resolutions, shareholder approvals, notices and legal opinions which are necessary to consummate the Restructuring in accordance with this Cayman Scheme

Sch.4-1

SCHEDULE 5

EXISTING TRANSACTION DOCUMENTS

No.	Existing Transaction Documents

1.	2016 Indenture

2.	2017 Indenture

3.	2018 Indenture

4.	2019 Indenture

5.	2020 Indenture

6.	CB Trust Deed

7.	Existing Offshore Loans

8.	Existing Intercreditor Agreement

9.	Existing Security Documents

Sch.5-1

SCHEDULE 6

EXISTING NOTES TRUSTEE INSTRUCTION

Sch.6-1

2016 NOTES

KAISA GROUP HOLDINGS LTD. (“Company”)

OFFICER’S CERTIFICATE

Date:

To:

Citicorp International Limited (“Trustee”)

Floor 56, One Island East

18 Westlands Road

Island East

Hong Kong

in its capacity as Trustee for the 2016 Notes referred to below

Attention: Corporate Trust Office

Dear Sirs,

We refer to:

1.	the RMB1.8 billion 6.875% Senior Notes due 2016 (“2016 Notes”) issued by the Company pursuant to the indenture dated 22 April 2013 (as amended, supplemented or otherwise modified from time to time) pursuant to which the 2016 Notes were constituted (“Indenture”);

2.	(i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands (“Cayman Scheme”), and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong (“HK Scheme”) (the Cayman Scheme and the HK Scheme together referred to as the “Schemes”), which provide for the release of certain claims against the Company; and

3.	the Explanatory Statement to be dated on or about [ ] 2016 relating to the Schemes (“Explanatory Statement”).

Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used herein.

The undersigned, [             ] and [             ], duly appointed Officers of the Company, each hereby certifies that:

4.	Pursuant to (i) an order of the Grand Court of the Cayman Islands made on [ ] and (ii) an order of the High Court of Hong Kong made on [ ] (copies of which are attached at Schedule 1), the Schemes were sanctioned by the Grand Court of the Cayman Islands and the High Court of Hong Kong respectively.

5.	Relief in respect of the [Cayman/HK] Scheme under Chapter 15 of the United States Code was granted by the order of the United States Bankruptcy Court made on [ ], a copy of which is attached at Schedule 2.

Sch.6-2

6.	The Schemes provide, amongst other things, that:

(a)	the Scheme Creditor Releasing Parties to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(i)	the Company, its Personnel and Affiliates;

(ii)	the Subsidiary Guarantors, their Personnel and Affiliates;

(iii)	the Released Advisers, their Personnel and Affiliates;

(iv)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (collectively, the “Scheme Creditor Released Parties”) from any and all Claims and Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of guarantees of the Existing HY Notes, the Convertible Bonds and/or the Existing Offshore Loans against the Subsidiary Guarantors) PROVIDED that this is without prejudice to:

(v)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, willful default or willful misconduct;

(vi)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(vii)	any Claims against or Liabilities of any Released Adviser, their Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(viii)	any and all:

(A)	Claims against and Liabilities of any Scheme Creditor Released Party; and

(B)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, and their Personnel and Affiliates;

which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Indenture and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and in remain in full force and effect); and

(ix)	any and all:

(A)	obligations of any Scheme Creditor Released Party; and

(B)	rights of any Scheme Creditor Releasing Party, created as a result of the Scheme.

The Company hereby instructs the Trustee to forthwith execute and enter into the:

•	[documents] in the form(s) provided with this Officer’s Certificate,

in its capacity as Trustee for the 2016 Notes.

Sch.6-3

Please also take all necessary steps and actions to mark down and destroy the Global Note representing the 2016 Notes in accordance with the Indenture.

This certificate is governed by and construed in accordance with the laws of the State of New York.

Name: Title:

Name: Title:

Sch.6-4

Schedule 1

Court Orders

Sch.6-5

Schedule 2

Chapter 15 Order

Sch.6-6

2017 NOTES

KAISA GROUP HOLDINGS LTD. (“Company”)

OFFICER’S CERTIFICATE

Date:

To:

Citicorp International Limited (“Trustee”)

Floor 56, One Island East

18 Westlands Road

Island East

Hong Kong

in its capacity as Trustee for the 2017 Notes referred to below

Attention: Corporate Trust Office

Dear Sirs,

We refer to:

1.	the US$250 million 12.875% Senior Notes due 2017 (“2017 Notes”) issued by the Company pursuant to the indenture dated 18 September 2012 (as amended, supplemented or otherwise modified from time to time) pursuant to which the 2017 Notes were constituted (“Indenture”);

2.	(i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands (“Cayman Scheme”), and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong (“HK Scheme”) (the Cayman Scheme and the HK Scheme together referred to as the “Schemes”), which provide for the release of certain claims against the Company; and

3.	the Explanatory Statement to be dated on or about [ ] 2016 relating to the Schemes (“Explanatory Statement”).

Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used herein.

The undersigned, [             ] and [             ], duly appointed Officers of the Company, each hereby certifies that:

4.	Pursuant to (i) an order of the Grand Court of the Cayman Islands made on [ ] and (ii) an order of the High Court of Hong Kong made on [ ] (copies of which are attached at Schedule 1), the Schemes were sanctioned by the Grand Court of the Cayman Islands and the High Court of Hong Kong respectively.

5.	Relief in respect of the [Cayman/HK] Scheme under Chapter 15 of the United States Code was granted by the order of the United States Bankruptcy Court made on [ ], a copy of which is attached at Schedule 2.

Sch.6-7

6.	The Schemes provide, amongst other things, that:

(a)	the Scheme Creditor Releasing Parties to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(i)	the Company, its Personnel and Affiliates;

(ii)	the Subsidiary Guarantors, their Personnel and Affiliates;

(iii)	the Released Advisers, their Personnel and Affiliates;

(iv)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (collectively, the “Scheme Creditor Released Parties”) from any and all Claims and Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of guarantees of the Existing HY Notes, the Convertible Bonds and/or the Existing Offshore Loans against the Subsidiary Guarantors) PROVIDED that this is without prejudice to:

(v)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, willful default or willful misconduct;

(vi)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(vii)	any Claims against or Liabilities of any Released Adviser, their Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(viii)	any and all:

(A)	Claims against and Liabilities of any Scheme Creditor Released Party; and

(B)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, and their Personnel and Affiliates;

which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Indenture and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and in remain in full force and effect); and

(ix)	any and all:

(A)	obligations of any Scheme Creditor Released Party; and

(B)	rights of any Scheme Creditor Releasing Party, created as a result of the Scheme.

The Company hereby instructs the Trustee to forthwith execute and enter into the:

•	[documents] in the form(s) provided with this Officer’s Certificate,

in its capacity as Trustee for the 2017 Notes.

Sch.6-8

Please also take all necessary steps and actions to mark down and destroy the Global Note representing the 2017 Notes in accordance with the Indenture.

This certificate is governed by and construed in accordance with the laws of the State of New York.

Name: Title:

Name: Title:

Sch.6-9

Schedule 1

Court Orders

Sch.6-10

Schedule 2

Chapter 15 Order

Sch.6-11

2018 NOTES

KAISA GROUP HOLDINGS LTD. (“Company”)

OFFICER’S CERTIFICATE

Date:

To:

Citicorp International Limited (“Trustee”)

Floor 56, One Island East

18 Westlands Road

Island East

Hong Kong

in its capacity as Trustee for the 2018 Notes referred to below

Attention: Corporate Trust Office

Dear Sirs,

We refer to:

1.	the US$800 million 8.875% Senior Notes due 2018 (“2018 Notes”) issued by the Company pursuant to the indenture dated 19 March 2013 (as amended, supplemented or otherwise modified from time to time) pursuant to which the 2018 Notes were constituted (“Indenture”);

2.	(i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands (“Cayman Scheme”), and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong (“HK Scheme”) (the Cayman Scheme and the HK Scheme together referred to as the “Schemes”), which provide for the release of certain claims against the Company; and

3.	the Explanatory Statement to be dated on or about [ ] 2016 relating to the Schemes (“Explanatory Statement”).

Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used herein.

The undersigned, [             ] and [             ], duly appointed Officers of the Company, each hereby certifies that:

4.	Pursuant to (i) an order of the Grand Court of the Cayman Islands made on [ ] and (ii) an order of the High Court of Hong Kong made on [ ] (copies of which are attached at Schedule 1), the Schemes were sanctioned by the Grand Court of the Cayman Islands and the High Court of Hong Kong respectively.

5.	Relief in respect of the [Cayman/HK] Scheme under Chapter 15 of the United States Code was granted by the order of the United States Bankruptcy Court made on [ ], a copy of which is attached at Schedule 2.

Sch.6-12

6.	The Schemes provide, amongst other things, that:

(a)	the Scheme Creditor Releasing Parties to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(i)	the Company, its Personnel and Affiliates;

(ii)	the Subsidiary Guarantors, their Personnel and Affiliates;

(iii)	the Released Advisers, their Personnel and Affiliates;

(iv)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (collectively, the “Scheme Creditor Released Parties”) from any and all Claims and Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of guarantees of the Existing HY Notes, the Convertible Bonds and/or the Existing Offshore Loans against the Subsidiary Guarantors) PROVIDED that this is without prejudice to:

(v)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, willful default or willful misconduct;

(vi)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(vii)	any Claims against or Liabilities of any Released Adviser, their Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(viii)	any and all:

(A)	Claims against and Liabilities of any Scheme Creditor Released Party; and

(B)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, and their Personnel and Affiliates;

which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Indenture and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and in remain in full force and effect); and

(ix)	any and all:

(A)	obligations of any Scheme Creditor Released Party; and

(B)	rights of any Scheme Creditor Releasing Party, created as a result of the Scheme.

The Company hereby instructs the Trustee to forthwith execute and enter into the:

•	[documents] in the form(s) provided with this Officer’s Certificate,

in its capacity as Trustee for the 2018 Notes.

Sch.6-13

Please also:

(a)	take all necessary steps and actions to mark down and destroy the Global Note representing the 2018 Notes in accordance with the Indenture; and

(b)	forthwith sign the Clearing Systems Instruction attached at Schedule 3 and issue the same to The Depositary Trust Company.

This certificate is governed by and construed in accordance with the laws of the State of New York.

Name: Title:

Name: Title:

Sch.6-14

Schedule 1

Court Orders

Sch.6-15

Schedule 2

Chapter 15 Order

Sch.6-16

Schedule 3

Clearing System Instructions

Sch.6-17

Date:

To:	The Depositary Trust Company as clearing system for the 2018 Notes (as defined below)

Dear Sirs,

Cancellation of US$800 million 8.875% Senior Notes due 2018 (“2018 Notes”) issued by Kaisa Group Holdings Ltd (“Company”) (ISIN USG52132AF72 and US48300TAB89)

On [                    ] 2016, the High Court of Hong Kong sanctioned a scheme of arrangement between the Company and the beneficial holders of the 2018 Notes (“Scheme”). The order of [Mr. Justice ] which sanctioned the Scheme (“Order”) was registered on [                    ], and a copy of the Order is attached to this letter.

Pursuant to the Scheme, all of the 2018 Notes are to be cancelled.

On receipt of this instruction, we hereby request that you request all 2018 Notes to be cancelled in accordance with your standard procedures.

Please confirm to the Information Agent, Lucid Issuer Services Limited, that this instruction has been processed.

Yours faithfully,

for and on behalf Citicorp International Limited

cc. Lucid Issuer Services Limited

Tankerton Works

12 Argyle Walk

London

WC1H 8HA

England

Attention: Sunjeeve Patel / David Shilson

Telephone: +44 20 7704 0880

Facsimile: + 44 20 7067 9098

Email: kaisa@lucid-is.com

Sch.6-18

2019 NOTES

KAISA GROUP HOLDINGS LTD. (“Company”)

OFFICER’S CERTIFICATE

Date:

To:	Citicorp International Limited (“Trustee”)
Floor 56, One Island East
18 Westlands Road
Island East
Hong Kong

in its capacity as Trustee for the 2019 Notes referred to below

Attention: Corporate Trust Office

Dear Sirs,

We refer to:

1.	the US$400 million 9% Senior Notes due 2019 (“2019 Notes”) issued by the Company pursuant to the indenture dated 6 June 2014 (as amended, supplemented or otherwise modified from time to time) pursuant to which the 2019 Notes were constituted (“Indenture”);

2.	(i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands (“Cayman Scheme”), and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong (“HK Scheme”) (the Cayman Scheme and the HK Scheme together referred to as the “Schemes”), which provide for the release of certain claims against the Company; and

3.	the Explanatory Statement to be dated on or about [ ] 2016 relating to the Schemes (“Explanatory Statement”).

Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used herein.

The undersigned, [                    ] and [                    ], duly appointed Officers of the Company, each hereby certifies that:

4.	Pursuant to (i) an order of the Grand Court of the Cayman Islands made on [ ] and (ii) an order of the High Court of Hong Kong made on [ ] (copies of which are attached at Schedule 1), the Schemes were sanctioned by the Grand Court of the Cayman Islands and the High Court of Hong Kong respectively.

5.	Relief in respect of the [Cayman/HK] Scheme under Chapter 15 of the United States Code was granted by the order of the United States Bankruptcy Court made on [ ], a copy of which is attached at Schedule 2.

Sch.6-19

6.	The Schemes provide, amongst other things, that:

(a)	the Scheme Creditor Releasing Parties to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(i)	the Company, its Personnel and Affiliates;

(ii)	the Subsidiary Guarantors, their Personnel and Affiliates;

(iii)	the Released Advisers, their Personnel and Affiliates;

(iv)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (collectively, the “Scheme Creditor Released Parties”) from any and all Claims and Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of guarantees of the Existing HY Notes, the Convertible Bonds and/or the Existing Offshore Loans against the Subsidiary Guarantors) PROVIDED that this is without prejudice to:

(v)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, willful default or willful misconduct;

(vi)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(vii)	any Claims against or Liabilities of any Released Adviser, their Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(viii)	any and all:

(A)	Claims against and Liabilities of any Scheme Creditor Released Party; and

(B)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, and their Personnel and Affiliates;

which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Indenture and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and in remain in full force and effect); and

(ix)	any and all:

(A)	obligations of any Scheme Creditor Released Party; and

(B)	rights of any Scheme Creditor Releasing Party, created as a result of the Scheme.

The Company hereby instructs the Trustee to forthwith execute and enter into the:

•	[documents] in the form(s) provided with this Officer’s Certificate,

in its capacity as Trustee for the 2019 Notes.

Sch.6-20

Please also take all necessary steps and actions to mark down and destroy the Global Note representing the 2019 Notes in accordance with the Indenture.

This certificate is governed by and construed in accordance with the laws of the State of New York.

Name:
Title:

Name:
Title:

Sch.6-21

Schedule 1

Court Orders

Sch.6-22

Schedule 2

Chapter 15 Order

Sch.6-23

2020 NOTES

KAISA GROUP HOLDINGS LTD. (“Company”)

OFFICER’S CERTIFICATE

Date:

To:

Citicorp International Limited (“Trustee”)

Floor 56, One Island East

18 Westlands Road

Island East

Hong Kong

in its capacity as Trustee for the 2020 Notes referred to below

Attention: Corporate Trust Office

Dear Sirs,

We refer to:

1.	the US$500 million 10.25% Senior Notes due 2020 (“2020 Notes”) issued by the Company pursuant to the indenture dated 8 January 2013 (as amended, supplemented or otherwise modified from time to time) pursuant to which the 2020 Notes were constituted (“Indenture”);

2.	(i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands (“Cayman Scheme”), and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong (“HK Scheme”) (the Cayman Scheme and the HK Scheme together referred to as the “Schemes”), which provide for the release of certain claims against the Company; and

3.	the Explanatory Statement to be dated on or about [ ] 2016 relating to the Schemes (“Explanatory Statement”).

Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used herein.

The undersigned, [                    ] and [                    ], duly appointed Officers of the Company, each hereby certifies that:

4.	Pursuant to (i) an order of the Grand Court of the Cayman Islands made on [ ] and (ii) an order of the High Court of Hong Kong made on [ ] (copies of which are attached at Schedule 1), the Schemes were sanctioned by the Grand Court of the Cayman Islands and the High Court of Hong Kong respectively.

5.	Relief in respect of the [Cayman/HK] Scheme under Chapter 15 of the United States Code was granted by the order of the United States Bankruptcy Court made on [ ], a copy of which is attached at Schedule 2.

Sch.6-24

6.	The Schemes provide, amongst other things, that:

(a)	the Scheme Creditor Releasing Parties to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(i)	the Company, its Personnel and Affiliates;

(ii)	the Subsidiary Guarantors, their Personnel and Affiliates;

(iii)	the Released Advisers, their Personnel and Affiliates;

(iv)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (collectively, the “Scheme Creditor Released Parties”) from any and all Claims and Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of guarantees of the Existing HY Notes, the Convertible Bonds and/or the Existing Offshore Loans against the Subsidiary Guarantors) PROVIDED that this is without prejudice to:

(v)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, willful default or willful misconduct;

(vi)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(vii)	any Claims against or Liabilities of any Released Adviser, their Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(viii)	any and all:

(A)	Claims against and Liabilities of any Scheme Creditor Released Party; and

(B)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, and their Personnel and Affiliates;

which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Indenture and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and in remain in full force and effect); and

(ix)	any and all:

(A)	obligations of any Scheme Creditor Released Party; and

(B)	rights of any Scheme Creditor Releasing Party, created as a result of the Scheme.

The Company hereby instructs the Trustee to forthwith execute and enter into the:

•	[documents] in the form(s) provided with this Officer’s Certificate,

in its capacity as Trustee for the 2020 Notes.

Sch.6-25

Please also take all necessary steps and actions to mark down and destroy the Global Note representing the 2020 Notes in accordance with the Indenture.

This certificate is governed by and construed in accordance with the laws of the State of New York.

Name:
Title:

Name:
Title:

Sch.6-26

Schedule 1

Court Orders

Sch.6-27

Schedule 2

Chapter 15 Order

Sch.6-28

SCHEDULE 7

CB TRUSTEE INSTRUCTION

Sch.7-1

KAISA GROUP HOLDINGS LTD. (“Company”)

OFFICER’S CERTIFICATE

Date:

To:

Citicorp International Limited (“Trustee”)

39/F Citibank Tower, Citibank Plaza

3 Garden Road

Central

Hong Kong

in its capacity as Trustee for the Convertible Bonds referred to below

Attention: Agency and Trust

Dear Sirs,

We refer to:

1.	the RMB1,500,000,000 USD Settled 8 per cent Convertible Bonds due 2015 convertible into ordinary shares of the Company (“Convertible Bonds”) issued by the Company pursuant to the trust deed dated 20 December 2010 (as amended, supplemented or otherwise modified from time to time) pursuant to which the Convertible Bonds were constituted (“Trust Deed”);

2.	(i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands (“Cayman Scheme”), and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong (“HK Scheme”) (the Cayman Scheme and the HK Scheme together referred to as the “Schemes”), which provide for the release of certain claims against the Company; and

3.	the Explanatory Statement to be dated on or about [ ] 2016 relating to the Schemes (“Explanatory Statement”).

Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used herein.

The undersigned, [                    ] and [                    ], duly appointed Officers of the Company, each hereby certifies that:

4.	Pursuant to (i) an order of the Grand Court of the Cayman Islands made on [ ] and (ii) an order of the High Court of Hong Kong made on [ ] (copies of which are attached at Schedule 1), the Schemes were sanctioned by the Grand Court of the Cayman Islands and the High Court of Hong Kong respectively.

5.	Relief in respect of the [Cayman/HK] Scheme under Chapter 15 of the United States Code was granted by the order of the United States Bankruptcy Court made on [ ], a copy of which is attached at Schedule 2.

Sch.7-2

6.	The Schemes provide, amongst other things, that:

(a)	the Scheme Creditor Releasing Parties to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(i)	the Company, its Personnel and Affiliates;

(ii)	the Subsidiary Guarantors, their Personnel and Affiliates;

(iii)	the Released Advisers, their Personnel and Affiliates;

(iv)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (collectively, the “Scheme Creditor Released Parties”) from any and all Claims and Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of guarantees of the Existing HY Notes, the Convertible Bonds and/or the Existing Offshore Loans against the Subsidiary Guarantors) PROVIDED that this is without prejudice to:

(v)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, willful default or willful misconduct;

(vi)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(vii)	any Claims against or Liabilities of any Released Adviser, their Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(viii)	any and all:

(A)	Claims against and Liabilities of any Scheme Creditor Released Party; and

(B)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, and their Personnel and Affiliates;

which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Indenture and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and in remain in full force and effect); and

(ix)	any and all:

(A)	obligations of any Scheme Creditor Released Party; and

(B)	rights of any Scheme Creditor Releasing Party, created as a result of the Scheme.

The Company hereby instructs the Trustee to forthwith execute and enter into the:

•	[documents] in the form(s) provided with this Officer’s Certificate, in its capacity as Trustee for the Convertible Bonds.

Sch.7-3

Please also take all necessary steps and actions to mark down and destroy the Global Note representing the Convertible Bonds in accordance with the Trust Deed.

This certificate and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with the laws of England.

Name:
Title:

Name:
Title:

Sch.7-4

Schedule 1

Court Orders

Sch.7-5

Schedule 2

Chapter 15 Order

Sch.7-6

SCHEDULE 8

COMMON DEPOSITARY INSTRUCTIONS

Sch.8-1

COMMON DEPOSITARY INSTRUCTION

2017 Notes

Date:

To:	Citibank Europe Plc as common depositary for the Clearing Systems (as defined in the Explanatory Statement) (“Common Depositary”)

Dear Sirs,

1.	We refer to:

(a)	the indenture dated 18 September 2012 (as amended, supplemented or otherwise modified from time to time) entered into by, inter alia, Kaisa Group Holdings Ltd (“Company”) and Citicorp International Limited (“Trustee”) pursuant to which the US$250 million 12.875% Senior Notes due 2017 (“2017 Notes”) were constituted (“Indenture”);

(b)	the Explanatory Statement (as defined below); and

(c)	the Officer’s Certificate of the Company dated [ ] issued to the Trustee, a copy of which is enclosed.

2.	In this letter:

“Explanatory Statement” means the explanatory statement dated [            ] relating to the Schemes; and

“Schemes” means (i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands, and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong.

3.	Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used in this letter.

4.	We hereby confirm that:

(a)	the Grand Court Order was made on [ ] and the High Court Order was made on [ ] (copies of which are attached);

(b)	[a copy of the Chapter 15 Scheme Order is attached1].

(c)	the Effective Date has occurred, and we are duly authorised under Clause [ ] of the Schemes by the Scheme Creditors holding the 2017 Notes to issue this letter to you.

[1]	To be included if requirement not waived by Trustee pursuant to the Schemes.

Sch.8-2

5.	Pursuant to Clause [ ] of the Scheme, we hereby direct the Common Depositary, upon receipt of corresponding instructions to that effect from the Clearing Systems, to:

(a)	deliver the Global Note relating to the 2017 Notes to the Registrar for cancellation; and

(b)	take any and all such other action as may be required under the Indenture or otherwise to effect the cancellation and discharge of the 2017 Notes.

6.	This letter and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with the law of the State of New York.

Yours faithfully,

Name:
Title:

Sch.8-3

COMMON DEPOSITARY INSTRUCTION

2019 Notes

Date:

To: [Citibank Europe Plc] as common depositary for the Clearing Systems (as defined in the Explanatory Statement) (“Common Depositary”)

Dear Sirs,

1.	We refer to:

(a)	the indenture dated 6 June 2014 (as amended, supplemented or otherwise modified from time to time) entered into by, inter alia, Kaisa Group Holdings Ltd (“Company”) and Citicorp International Limited (“Trustee”) pursuant to which the US$400 million 9% Senior Notes due 2019 (“2019 Notes”) were constituted (“Indenture”);

(b)	the Explanatory Statement (as defined below); and

(c)	the Officer’s Certificate of the Company dated [ ] issued to the Trustee, a copy of which is enclosed.

2.	In this letter:

“Explanatory Statement” means the explanatory statement dated [            ] relating to the Schemes; and

“Schemes” means (i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands, and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong.

3.	Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used in this letter.

4.	We hereby confirm that:

(a)	the Grand Court Order was made on [ ] and the High Court Order was made on [ ] (copies of which are attached);

(b)	[a copy of the Chapter 15 Scheme Order is attached2].

(c)	the Effective Date has occurred, and we are duly authorised under Clause [ ] of the Schemes by the Scheme Creditors holding the 2019 Notes to issue this letter to you.

[2]	To be included if requirement not waived by Note Trustee pursuant to the Schemes.

Sch.8-4

5.	Pursuant to Clause [ ] of the Scheme, we hereby direct the Common Depositary, upon receipt of corresponding instructions to that effect from the Clearing Systems, to:

(a)	deliver the Global Note relating to the 2019 Notes to the Registrar for cancellation; and

(b)	take any and all such other action as may be required under the Indenture or otherwise to effect the cancellation and discharge of the 2019 Notes.

6.	This letter and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with the law of the State of New York.

Yours faithfully,

Name:
Title:

Sch.8-5

COMMON DEPOSITARY INSTRUCTION

2020 Notes

Date:

To: [Citibank Europe Plc] as common depositary for the Clearing Systems (as defined in the Explanatory Statement) (“Common Depositary”)

Dear Sirs,

1.	We refer to:

(a)	the indenture dated 8 January 2013 (as amended, supplemented or otherwise modified from time to time) entered into by, inter alia, Kaisa Group Holdings Ltd (“Company”) and Citicorp International Limited (“Trustee”) pursuant to which the US$500 million 10.25% Senior Notes due 2020 (“2020 Notes”) were constituted (“Indenture”);

(b)	the Explanatory Statement (as defined below); and

(c)	the Officer’s Certificate of the Company dated [ ] issued to the Trustee, a copy of which is enclosed.

2.	In this letter:

“Explanatory Statement” means the explanatory statement dated [        ] relating to the Schemes; and

“Schemes” means (i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands, and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong.

3.	Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used in this letter.

4.	We hereby confirm that:

(a)	the Grand Court Order was made on [ ] and the High Court Order was made on [ ] (copies of which are attached);

(b)	[a copy of the Chapter 15 Scheme Order is attached3].

(c)	the Effective Date has occurred, and we are duly authorised under Clause [ ] of the Schemes by the Scheme Creditors holding the 2020 Notes to issue this letter to you.

[3]	To be included if requirement not waived by Note Trustee pursuant to the Schemes.

Sch.8-6

5.	Pursuant to Clause [ ] of the Scheme, we hereby direct the Common Depositary, upon receipt of corresponding instructions to that effect from the Clearing Systems, to:

(a)	deliver the Global Note relating to the 2020 Notes to the Registrar for cancellation; and

(b)	take any and all such other action as may be required under the Indenture or otherwise to effect the cancellation and discharge of the 2020 Notes.

6.	This letter and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with the law of the State of New York.

Yours faithfully,

Name:
Title:

Sch.8-7

COMMON DEPOSITARY INSTRUCTION

Convertible Bonds

Date:

To: Citivic Nominees Limited as common depositary for the Clearing Systems (as defined in the Explanatory Statement) (“Common Depositary”)

Dear Sirs,

1.	We refer to:

(a)	the trust deed dated 20 December 2010 (as amended, supplemented or otherwise modified from time to time) entered into by, inter alia, Kaisa Group Holdings Ltd (“Company”) and Citicorp International Limited (“Trustee”) pursuant to which the RMB1,500,000,000 USD Settled 8 per cent Convertible Bonds due 2015 convertible into ordinary shares of the Company (“Convertible Bonds”) were constituted (“Trust Deed”);

(b)	the Explanatory Statement (as defined below); and

(c)	the Officer’s Certificate of the Company dated [ ] issued to the Trustee, a copy of which is enclosed.

2.	In this letter:

“Explanatory Statement” means the explanatory statement dated [            ] relating to the Schemes; and

“Schemes” means (i) the scheme of arrangement in respect of the Company under section 86 of the Companies Law (2013 Revision) applicable in the Cayman Islands, and (ii) the scheme of arrangement in respect of the Company under section 673 and 674 of the Companies Ordinance (Cap 622) as applicable in Hong Kong.

3.	Unless otherwise expressly defined herein, terms defined in the Explanatory Statement have the same meaning when used in this letter.

4.	We hereby confirm that:

(a)	the Grand Court Order was made on [ ] and the High Court Order was made on [ ] (copies of which are attached); and

(b)	the Effective Date has occurred, and we are duly authorised under Clause [ ] of the Schemes by the Scheme Creditors holding the Convertible Bonds to issue this letter to you.

Sch.8-8

5.	Pursuant to Clause [ ] of the Scheme, we hereby direct the Common Depositary, upon receipt of corresponding instructions to that effect from the Clearing Systems, to:

(a)	deliver the Global Certificate relating to the Convertible Bonds to the Registrar for cancellation; and

(b)	take any and all such other action as may be required under the Trust Deed or otherwise to effect the cancellation and discharge of the Convertible Bonds.

6.	This letter and any non-contractual obligations arising out of or in connection with it are governed by and construed in accordance with the law of England.

Yours faithfully,

Name:
Title:

Sch.8-9

SCHEDULE 9

2018 NOTES DEPOSITARY INSTRUCTION

Sch.9-1

[This letter must be sent by E-mail to DTC’s Announcements Department at mandatoryreorgannouncements@dtcc.com]

Date:

To: Depository Trust & Clearing Corp. 570 Washington Blvd. Jersey City NJ 07310 Attn: Mandatory Reorg Announcements By e-mail: mandatoryreorgannouncements@dtcc.com

Dear Sirs,

Re: Kaisa Group Holdings Ltd (“Kaisa”)

CUSIP#:                                     (“CUSIPs”)

Please accept this letter as your authorization to delete the entire position for the CUSIPs. The securities are deemed null, void and worthless. There will be no future payments.

Kaisa hereby agrees to indemnify and defend DTC and Cede & Co., and each of their respective subsidiaries and affiliates, officers, directors, employees, agents and attorneys, (the “Indemnitees”) against, and hold the Indemnitees harmless from, any Losses4 and Legal Actions5 suffered or incurred by the Indemnitees resulting from, relating to, arising out of or in connection with the deletion of the CUSIPs (the “Request”), except as a result of the Indemnitees’ willful misconduct or gross negligence or fraud. By way of example but not by way of limitation, this indemnity applies to Legal Actions between and/or among Kaisa and/or Indemnitees.

Kaisa represents and warrants that we are duly authorized to execute this indemnity.

Yours sincerely,

Name:

Title:

Company Name: Kaisa Group Holdings Ltd

Phone #:

E-mail:

[4]	“Losses” means and includes all losses, liabilities, damages, judgments, liabilities, payments, obligations, costs and expenses (including, without limitation, any costs of investigation and legal fees and expenses incurred in connection with, resulting from, relating to, arising out of or in connection with the Request), regardless of whether or not any liability, payment, obligation or judgment is ultimately imposed against the Indemnitees.
[5]	“Legal Action” means and includes any claim, counterclaim, demand, action, suit, countersuit, arbitration, inquiry, proceeding or investigation before any federal, state or foreign court or other tribunal, or any investigative or regulatory agency or self-regulatory organization.

Sch.9-2

SCHEDULE 10

CLEARING SYSTEM INSTRUCTION

Sch.10-1

CLEARING SYSTEMS INSTRUCTION

2017 Notes

Date:

To: Euroclear Bank S.A./N.V. / Clearstream Banking société anonyme as clearing systems for the 2017 Notes (as defined below)

Dear Sirs,

Cancellation of US$250 million 12.875% Senior Notes due 2017 (“2017 Notes”) issued by Kaisa Group Holdings Ltd (“Company”) (ISIN XS0828366756)

On [        ] 2016, the High Court of Hong Kong sanctioned a scheme of arrangement between the Company and the beneficial holders of the 2017 Notes (“Scheme”). The order of [Mr. Justice             ] which sanctioned the Scheme (“Order”) was registered on [        ], and a copy of the Order is attached to this letter.

Pursuant to the Scheme, all of the 2017 Notes are to be cancelled.

On receipt of this instruction, we hereby request that you request all 2017 Notes to be cancelled in accordance with your standard procedures.

Please confirm to the Information Agent, Lucid Issuer Services Limited, that this instruction has been processed.

Yours faithfully,

for and on behalf
Kaisa Group Holdings Ltd

cc. Lucid Issuer Services Limited

Tankerton Works

12 Argyle Walk

London

WC1H 8HA

England

Attention: Sunjeeve Patel / David Shilson

Telephone: +44 20 7704 0880

Facsimile: + 44 20 7067 9098

Email: kaisa@lucid-is.com

Sch.10-2

CLEARING SYSTEMS INSTRUCTION

2018 Notes

Date:

To: The Depositary Trust Company as clearing system for the 2018 Notes (as defined below)

Dear Sirs,

Cancellation of US$800 million 8.875% Senior Notes due 2018 (“2018 Notes”) issued by Kaisa Group Holdings Ltd (“Company”) (ISIN USG52132AF72 and US48300TAB89)

On [        ] 2016, the High Court of Hong Kong sanctioned a scheme of arrangement between the Company and the beneficial holders of the 2018 Notes (“Scheme”). The order of [Mr. Justice             ] which sanctioned the Scheme (“Order”) was registered on [        ], and a copy of the Order is attached to this letter.

Pursuant to the Scheme, all of the 2018 Notes are to be cancelled.

On receipt of this instruction, we hereby request that you request all 2018 Notes to be cancelled in accordance with your standard procedures.

Please confirm to the Information Agent, Lucid Issuer Services Limited, that this instruction has been processed.

Yours faithfully,

for and on behalf
Citicorp International Limited

cc. Lucid Issuer Services Limited

Tankerton Works

12 Argyle Walk

London

WC1H 8HA

England

Attention: Sunjeeve Patel / David Shilson

Telephone: +44 20 7704 0880

Facsimile: + 44 20 7067 9098

Email: kaisa@lucid-is.com

Sch.10-3

CLEARING SYSTEMS INSTRUCTION

2019 Notes

Date:

To: Euroclear Bank S.A./N.V. / Clearstream Banking société anonyme as clearing systems for the 2019 Notes (as defined below)

Dear Sirs,

Cancellation of US$400 million 9% Senior Notes due 2019 (“2019 Notes”) issued by Kaisa Group Holdings Ltd (“Company”) (ISIN XS1071368861)

On [        ] 2016, the High Court of Hong Kong sanctioned a scheme of arrangement between the Company and the beneficial holders of the 2019 Notes (“Scheme”). The order of [Mr. Justice             ] which sanctioned the Scheme (“Order”) was registered on [        ], and a copy of the Order is attached to this letter.

Pursuant to the Scheme, all of the 2019 Notes are to be cancelled.

On receipt of this instruction, we hereby request that you request all 2019 Notes to be cancelled in accordance with your standard procedures.

Please confirm to the Information Agent, Lucid Issuer Services Limited, that this instruction has been processed.

Yours faithfully,

for and on behalf
Kaisa Group Holdings Ltd

cc. Lucid Issuer Services Limited

Tankerton Works

12 Argyle Walk

London

WC1H 8HA

England

Attention: Sunjeeve Patel / David Shilson

Telephone: +44 20 7704 0880

Facsimile: + 44 20 7067 9098

Email: kaisa@lucid-is.com

Sch.10-4

CLEARING SYSTEMS INSTRUCTION

2020 Notes

Date:

To: Euroclear Bank S.A./N.V. / Clearstream Banking société anonyme as clearing systems for the 2020 Notes (as defined below)

Dear Sirs,

Cancellation of US$500 million 10.25% Senior Notes due 2020 (“2020 Notes”) issued by Kaisa Group Holdings Ltd (“Company”) (ISIN XS0871580477)

On [        ] 2016, the High Court of Hong Kong sanctioned a scheme of arrangement between the Company and the beneficial holders of the 2020 Notes (“Scheme”). The order of [Mr. Justice             ] which sanctioned the Scheme (“Order”) was registered on [        ], and a copy of the Order is attached to this letter.

Pursuant to the Scheme, all of the 2020 Notes are to be cancelled.

On receipt of this instruction, we hereby request that you request all 2020 Notes to be cancelled in accordance with your standard procedures.

Please confirm to the Information Agent, Lucid Issuer Services Limited, that this instruction has been processed.

Yours faithfully,

for and on behalf
Kaisa Group Holdings Ltd

cc. Lucid Issuer Services Limited

Tankerton Works

12 Argyle Walk

London

WC1H 8HA

England

Attention: Sunjeeve Patel / David Shilson

Telephone: +44 20 7704 0880

Facsimile: + 44 20 7067 9098

Email: kaisa@lucid-is.com

Sch.10-5

CLEARING SYSTEMS INSTRUCTION

Convertible bonds

Date:

To: Euroclear Bank S.A./N.V. / Clearstream Banking société anonyme as clearing systems for the Convertible Bonds (as defined below)

Dear Sirs,

Cancellation of RMB 1,500,000,000 USD Settled 8% Convertible Bonds due 2015 (“Convertible Bonds”) issued by Kaisa Group Holdings Ltd (“Company”) (ISIN XS0566792353)

On [        ] 2016, the High Court of Hong Kong sanctioned a scheme of arrangement between the Company and the beneficial holders of the Convertible Bonds (“Scheme”). The order of [Mr. Justice             ] which sanctioned the Scheme (“Order”) was registered on [        ], and a copy of the Order is attached to this letter.

[Pursuant to the Scheme, all of the Convertible Bonds are to be cancelled. ]

[On receipt of this instruction, we hereby request that you request all Convertible Bonds to be cancelled in accordance with your standard procedures.]

Please confirm to the Information Agent, Lucid Issuer Services Limited, that this instruction has been processed.

Yours faithfully,

for and on behalf
Kaisa Group Holdings Ltd

cc. Lucid Issuer Services Limited

Tankerton Works

12 Argyle Walk

London

WC1H 8HA

England

Attention: Sunjeeve Patel / David Shilson

Telephone: +44 20 7704 0880

Facsimile: + 44 20 7067 9098

Email: kaisa@lucid-is.com

Sch.10-6

SCHEDULE 11

DEEDS OF RELEASE

Sch.11-1

Dated

KAISA GROUP HOLDINGS LTD.

THE SUBSIDIARY GUARANTORS

RELEASED ADVISERS

CITICORP INTERNATIONAL LIMITED

(as trustee for the Noteholders)

CITICORP INTERNATIONAL LIMITED

(as trustee and security trustee for the CB Holders)

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties)

REGISTRAR

CITIBANK EUROPE PLC

(as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes)

THE DEPOSITARY TRUST COMPANY

(as the depositary for the Global Note issued pursuant to the 2018 Indenture)

HONG KONG MONETARY AUTHORITY

(as the depositary for the CMU in respect of the 2016 Notes)

and

THE SCHEME CREDITORS

GLOBAL DEED OF RELEASE

Sch.11-2

THIS DEED is made on

BETWEEN:

(1)	KAISA GROUP HOLDINGS LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands with registered number CT-192502 (“Company”);

(2)	THE SUBSIDIARY GUARANTORS, listed in Part 1 of Schedule 1 (“Subsidiary Guarantors”);

(3)	THE RELEASED ADVISERS, listed in Part 2 of Schedule 1 (“Released Advisers”);

(4)	CITICORP INTERNATIONAL LIMITED, as trustee for the Noteholders (“Existing Notes Trustee”);

(5)	CITICORP INTERNATIONAL LIMITED, as trustee and security trustee for the CB Holders (“CB Trustee”);

(6)	CITICORP INTERNATIONAL LIMITED, as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties (“Common Security Trustee”);

(7)	THE REGISTRAR, listed in Part 3 of Schedule 1 (“Registrar”);

(8)	CITIBANK EUROPE PLC, as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes (“Common Depositary”);

(9)	THE DEPOSITARY TRUST COMPANY, as the depositary for the Global Note issued pursuant to the 2018 Indenture (“2018 Notes Depositary”);

(10)	HONG KONG MONETARY AUTHORITY, as the depositary for the CMU in respect of the 2016 Notes (“HKMA”);

(11)	THE SCHEME CREDITORS, as defined in the Scheme, acting by the Company pursuant to the authority conferred upon the Company by the Scheme Creditors under Clause 7.1 of the Scheme.

BACKGROUND

(A)	Schemes of arrangement were proposed in respect of the Company under section 86 of the Cayman Islands Companies Law (2013 Revision) (“Cayman Scheme”) and under section 673 and 674 of the Companies Ordinance (Cap 622 of the law of Hong Kong) (“HK Scheme” and together with the Cayman Scheme, the “Schemes”).

(B)	Pursuant to the Schemes, the Scheme Claims are being released, together with all Claims and Liabilities (as defined in the Scheme) each of the Scheme Creditors have against the Company and the Subsidiary Guarantors as set out more fully in the Schemes.

(C)	Under the authority conferred by the Schemes approved by orders of the Grand Court of the Cayman Islands and the High Court of Hong Kong, the Company has been authorized to execute and deliver this Deed, the HK Deed of Release and the NY Deed of Release on behalf of the Scheme Creditors in order to facilitate the transactions contemplated by the Schemes.

(D)	The Parties have agreed to enter into and execute this Deed on the terms set out herein and intend that the other Released Parties should have the benefit of this Deed.

Sch.11-3

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Schemes shall, unless otherwise defined in this Deed or unless a contrary intention appears, bear the same meaning when used in this Deed, and the following terms shall have the following meanings:

HK Deed of Release: the form of deed of release set out in Schedule 2.

NY Deed of Release: the form of deed of release set out in Schedule 3.

Release Instructions: the irrevocable authority to the Company from each of the Scheme Creditors pursuant to the Schemes to, from and after the Scheme Effective Date, enter into, execute and deliver the Deeds of Release, and any other release, deed and/or document to give effect to the Schemes, on behalf of each Scheme Creditor.

Released Parties: the beneficiaries of a release under this Deed.

1.2	In this Deed, unless otherwise specified:

(a)	references to parties, Clauses and Schedules, are to Clauses of, and the parties and Schedules to, this Deed, and references to this Deed include a reference to each of its Schedules;

(b)	a reference to this Deed, an agreement or other document is a reference to this Deed, that agreement or document as supplemented, amended, novated or replaced from time to time in accordance with its terms, and to any agreement, deed or document executed pursuant thereto;

(c)	headings are for convenience only and shall not affect the interpretation of this Deed; and

(d)	a reference to the provision of any statute, statutory provision, order, instrument, rule or regulation is to that provision as amended or re-enacted from time to time, any provision of which it is a re-enactment or consolidation and any order, instrument, rule or regulation at any time made or issued under it.

2.	RELEASE BY SCHEME CREDITORS

2.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 2.2 below, and pursuant to the authority conferred by the Release Instructions, each of the Scheme Creditors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates, predecessors, successors and assigns (each a “Scheme Creditor Releasing Party”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Company, its Personnel and Affiliates;

(b)	the Subsidiary Guarantors, their Personnel and Affiliates;

(c)	the Released Advisers, their Personnel and Affiliates;

Sch.11-4

(d)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Scheme Creditor Released Party” and collectively, the “Scheme Creditor Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of the Existing HY Notes Guarantees and/or the Existing CB Guarantees and/or the Existing Offshore Loans Guarantees against the Subsidiary Guarantors).

2.2	The releases under Clause 2.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any Claims against or Liabilities of any Released Adviser, its Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(d)	any and all:

a.	Claims against and Liabilities of any Scheme Creditor Released Party which are not or do not relate to Scheme Claims; and

b.	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Trust Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Existing Indentures and/or the CB Trust Deed, and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and remain in full force and effect); and

(e)	any and all:

c.	obligations of any Scheme Creditor Released Party created as a result of the Schemes; and

d.	rights of any Scheme Creditor Releasing Party created as a result of the Schemes.

2.3	The Scheme Creditors hereby acknowledge and agree that the right of the Scheme Creditors to receive Scheme Consideration in accordance with the Schemes is accepted in full and final settlement of all Claims and Liabilities waived and released under this Deed.

Sch.11-5

2.4	Each of the Scheme Creditor Released Parties that is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 2 as if he, she or it were a party to this Deed.

3.	RELEASE BY COMPANY AND SUBSIDIARY GUARANTORS

3.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 3.2 below, and pursuant to the authority conferred by the Release Instructions, each of the Company and the Subsidiary Guarantors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates (each a “Kaisa Releasing Party” and collectively, the “Kaisa Releasing Parties”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Scheme Creditors, their Personnel and Affiliates;

(b)	the Subsidiary Guarantors and their Personnel and Affiliates;

(c)	the Company and its Personnel and Affiliates;

(d)	the Released Advisers, their Personnel and Affiliates;

(e)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Kaisa Released Party” and collectively, the “Kaisa Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims.

3.2	The releases under Clause 3.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any and all Claims against or Liabilities of any Scheme Creditor, the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which do not relate to or arise in respect of the Existing HY Notes, the Existing Indentures, the Convertible Bonds, the CB Trust Deed and/or the Existing Offshore Loans; and

(d)	any and all:

a.	obligations of any Kaisa Released Party created as a result of the Schemes; and

b.	rights of any Kaisa Releasing Party created as a result of the Schemes.

Sch.11-6

3.3	Each of the Kaisa Released Parties who is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 3 as if he, she or it were a party to this Deed.

4.	HK DEED OF RELEASE

On or after the Scheme Effective Date, and pursuant to the authority conferred by the Release Instructions, the relevant parties to the HK Deed of Release will enter into the HK Deed of Release.

5.	NY DEED OF RELEASE

On or after the Scheme Effective Date, and pursuant to the authority conferred by the Release Instructions, the relevant parties to the NY Deed of Release will enter into the NY Deed of Release.

6.	FURTHER ASSURANCE

At the request of a party, the other parties shall execute and deliver such documents, and do such things, as may reasonably be required to give full effect to this Deed, including, without limitation, to perfect or evidence any release referred to in this Deed.

7.	CONFLICT

If any provision or part provision of this Deed is invalid, illegal or unenforceable, the parties shall negotiate in good faith to amend such provision so that, as amended, it is legal, valid and enforceable and, to the greatest extent possible, achieves the intended commercial result of the original provision or part provision.

8.	SEVERABILITY

Each provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one of the provisions contained herein becomes invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of the provisions under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

9.	THIRD PARTIES

9.1	Each Released Party and all of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates) may rely on this Deed and enforce any of its terms as if it were a party to this Deed.

9.2	Subject to Clauses 2.4, 3.3 and 9.1, a person who is not a party to this Deed has no rights under this Deed to enforce or enjoy the benefit of any terms of this Deed.

9.3	The Released Advisers have entered into this Deed solely for the purpose of obtaining the benefit of the provisions in their favour.

9.4	Notwithstanding any term of this Deed, the parties agree that the consent of any person who is not a party is not required to rescind or vary this Deed at any time.

Sch.11-7

10.	AMENDMENTS AND WAIVERS

Any term of this Deed may be amended or waived only with the consent of the parties and any such amendment or waiver will be binding on all parties.

11.	COUNTERPARTS

This Deed may be executed in any number of counterparts and by the different parties hereto as separate counterparts, but shall not be effective until each party has executed at least one counterpart, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

12.	GOVERNING LAW AND JURISDICTION

12.1	This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of the Cayman Islands.

12.2	The Cayman Islands courts shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which may arise out of or in connection with this Deed or any non-contractual obligations arising out of or in connection with this Deed and, for such purposes, each of the Scheme Creditors irrevocably submits to the jurisdiction of the courts of the Cayman Islands.

Sch.11-8

SCHEDULE 1

Part 1

Subsidiary Guarantors

1. Chang Ye Investment Company Limited

2. Da Hua Investment Company Limited

3. Dong Chang Investment Company Limited

4. Dong Sheng Investment Company Limited

5. Guang Feng Investment Company Limited

6. Heng Chang Investment Company Limited

7. Jie Feng Investment Company Limited

8. Jin Chang Investment Company Limited

9. Rong Hui Investment Company Limited

10. Rui Jing Investment Company Limited

11. Tai He Xiang Investment Company Limited

12. Xie Mao Investment Company Limited

13. Ye Chang Investment Company Limited

14. Zheng Zhong Tian Investment Company Limited

15. Tai He Sheng Investment Company Limited

16. Tai An Da Investment Company Limited

17. Tai Chang Jian Investment Company Limited

18. Tai Chong Fa Investment Company Limited

19. Tai Chong Li Investment Company Limited

20. Bakai Investments Limited

21. Yifa Trading Limited

22. Advance Guard Investments Limited

23. Victor Select Limited

24. Central Broad Limited

25. Guo Cheng Investments Limited

26. Ri Xiang Investments Limited

27. Yin Jia Investments Limited

28. Kaisa Investment Consulting Limited

29. Cornwell Holdings (Hong Kong) Limited

30. Goldenform Company Limited

31. Hong Kong Jililong Industry Co., Limited

32. Kaisa Holdings Limited

33. Leisure Land Hotel Management (China) Limited

34. Regal Silver Manufacturing Limited

35. Success Take International Limited

36. Woodland Height Holdings Limited

37. Yi Qing Investment Company Limited

38. Yong Rui Xiang Investment Company Limited

39. Zhan Zheng Consulting Company Limited

40. Kaisa Investment (China) Limited

41. Wan Rui Fa Investment Company Limited

42. Wan Rui Chang Investment Company Limited

43. Wan Tai Chang Investment Company Limited

44. Wan Jin Chang Investment Company Limited

45. Multi-Shiner Limited

46. Hong Kong Kaisa Industry Co., Limited

47. Bakai Investments (Hong Kong) Limited

48. Topway Asia Group Limited

49. Kaisa Finance Holdings Limited

Sch.11-9

50. Hong Kong Kaisa Trading Limited

51. Hong Kong Wanyuchang Trading Limited

52. Hong Kong Zhaoruijing Trading Limited

53. Profit Victor Investments (Hong Kong) Limited

54. Central Broad (Hong Kong) Investment Limited

55. Guo Cheng (Hong Kong) Investment Limited

56. Ri Xiang (Hong Kong) Investment Limited

57. Yin Jia (Hong Kong) Investment Limited

58. Jet Smart Global Development Limited

59. Apex Walk Limited

60. Vast Wave Limited

61. Xian Zhang Limited

62. Rich Tech Hong Kong Investment Limited

63. Apex Walk (Hong Kong) Limited

64. Vast Wave (Hong Kong) Limited

65. Xian Zhang (Hong Kong) Limited

66. Fulbright Financial Group (Enterprise) Limited

67. Fulbright Financial Group (Development) Limited

68. Fulbright Financial Group (Hong Kong) Limited

Part 2

Released Advisers

1. Harneys

2. Houlihan

3. K&E

4. Tanner De Witt

5. Sidley

6. Ropes & Gray

7. AlixPartners

8. Deloitte

9. Lucid

10. O&M

11. Walkers

12. Moelis

13. Mourant

14. DTZ

Part 3

Registrar

1.	Citicorp International Limited (as Registrar for the 2016 Notes)

2.	Citigroup Global Markets Deutschland AG (as Registrar for the 2017 Notes, 2018 Notes, 2019 Notes, 2020 Notes and Convertible Bonds)

Sch.11-10

SCHEDULE 2

HK DEED OF RELEASE

Sch.11-11

Dated

KAISA GROUP HOLDINGS LTD.

THE SUBSIDIARY GUARANTORS

RELEASED ADVISERS

CITICORP INTERNATIONAL LIMITED

(as trustee for the Noteholders)

CITICORP INTERNATIONAL LIMITED

(as trustee and security trustee for the CB Holders)

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties)

REGISTRAR

CITIBANK EUROPE PLC

(as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes)

THE DEPOSITARY TRUST COMPANY

(as the depositary for the Global Note issued pursuant to the 2018 Indenture)

HONG KONG MONETARY AUTHORITY

(as the depositary for the CMU in respect of the 2016 Notes)

and

THE SCHEME CREDITORS

HK DEED OF RELEASE

Sch.11-12

THIS DEED is made on

BETWEEN:

(1)	KAISA GROUP HOLDINGS LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands with registered number CT-192502 (“Company”);

(2)	THE SUBSIDIARY GUARANTORS, listed in Part 1 of Schedule 1 (“Subsidiary Guarantors”);

(3)	THE RELEASED ADVISERS, listed in Part 2 of Schedule 1 (“Released Advisers”);

(4)	CITICORP INTERNATIONAL LIMITED, as trustee for the Noteholders (“Existing Notes Trustee”);

(5)	CITICORP INTERNATIONAL LIMITED, as trustee and security trustee for the CB Holders (“CB Trustee”);

(6)	CITICORP INTERNATIONAL LIMITED, as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties (“Common Security Trustee”);

(7)	THE REGISTRAR, listed in Part 3 of Schedule 1 (“Registrar”);

(8)	CITIBANK EUROPE PLC, as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes (“Common Depositary”);

(9)	THE DEPOSITARY TRUST COMPANY, as the depositary for the Global Note issued pursuant to the 2018 Indenture (“2018 Notes Depositary”);

(10)	HONG KONG MONETARY AUTHORITY, as the depositary for the CMU in respect of the 2016 Notes (“HKMA”);

(11)	THE SCHEME CREDITORS, as defined in the Scheme, acting by the Company pursuant to the authority conferred upon the Company by the Scheme Creditors under Clause 7.1 of the Scheme.

BACKGROUND

(A)	Schemes of arrangement were proposed in respect of the Company under section 86 of the Cayman Islands Companies Law (2013 Revision) (“Cayman Scheme”) and under section 673 and 674 of the Companies Ordinance (Cap 622 of the law of Hong Kong) (“HK Scheme” and together with the Cayman Scheme, the “Schemes”).

(B)	Pursuant to the Schemes, the Scheme Claims are being released, together with all Claims and Liabilities (as defined in the Scheme) each of the Scheme Creditors have against the Company and the Subsidiary Guarantors as set out more fully in the Schemes.

(C)	Under the authority conferred by the Schemes approved by orders of the Grand Court of the Cayman Islands and the High Court of Hong Kong, the Company has been authorized to execute and deliver this Deed on behalf of the Scheme Creditors in order to facilitate the transactions contemplated by the Schemes.

(D)	The Parties have agreed to enter into and execute this Deed on the terms set out herein and intend that the other Released Parties should have the benefit of this Deed.

Sch.11-13

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Schemes shall, unless otherwise defined in this Deed or unless a contrary intention appears, bear the same meaning when used in this Deed, and the following terms shall have the following meanings:

Global Deed of Release: the form of deed of release dated [                    ] 2016 between the parties hereto.

Release Instructions: the irrevocable authority to the Company from each of the Scheme Creditors pursuant to the Schemes to, from and after the Scheme Effective Date, enter into, execute and deliver the Deeds of Release, and any other release, deed and/or document to give effect to the Schemes, on behalf of each Scheme Creditor.

Released Parties: the beneficiaries of a release under this Deed.

1.2	In this Deed, unless otherwise specified:

(a)	references to parties, Clauses and Schedules, are to Clauses of, and the parties and Schedules to, this Deed, and references to this Deed include a reference to each of its Schedules;

(b)	a reference to this Deed, an agreement or other document is a reference to this Deed, that agreement or document as supplemented, amended, novated or replaced from time to time in accordance with its terms, and to any agreement, deed or document executed pursuant thereto;

(c)	headings are for convenience only and shall not affect the interpretation of this Deed; and

(d)	a reference to the provision of any statute, statutory provision, order, instrument, rule or regulation is to that provision as amended or re-enacted from time to time, any provision of which it is a re-enactment or consolidation and any order, instrument, rule or regulation at any time made or issued under it.

2.	RELEASE BY SCHEME CREDITORS

2.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 2.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Scheme Creditors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates, predecessors, successors and assigns (each a “Scheme Creditor Releasing Party”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Company, its Personnel and Affiliates;

(b)	the Subsidiary Guarantors, their Personnel and Affiliates;

(c)	the Released Advisers, their Personnel and Affiliates;

Sch.11-14

(d)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Scheme Creditor Released Party” and collectively, the “Scheme Creditor Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of the Existing HY Notes Guarantees and/or the Existing CB Guarantees and/or the Existing Offshore Loans Guarantees against the Subsidiary Guarantors).

2.2	The releases under Clause 2.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any Claims against or Liabilities of any Released Adviser, its Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(d)	any and all:

(i)	Claims against and Liabilities of any Scheme Creditor Released Party which are not or do not relate to Scheme Claims; and

(ii)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Trust Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Existing Indentures and/or the CB Trust Deed and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and remain in full force and effect); and

(e)	any and all:

(i)	obligations of any Scheme Creditor Released Party created as a result of the Schemes; and

(ii)	rights of any Scheme Creditor Releasing Party created as a result of the Schemes.

2.3	The Scheme Creditors hereby acknowledge and agree that the right of the Scheme Creditors to receive Scheme Consideration in accordance with the Schemes is accepted in full and final settlement of all Claims and Liabilities waived and released under this Deed.

Sch.11-15

2.4	Each of the Scheme Creditor Released Parties that is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 2 as if he, she or it were a party to this Deed.

3.	RELEASE BY COMPANY AND SUBSIDIARY GUARANTORS

3.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 3.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Company and the Subsidiary Guarantors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates (each a “Kaisa Releasing Party” and collectively, the “Kaisa Releasing Parties”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Scheme Creditors, their Personnel and Affiliates;

(b)	the Subsidiary Guarantors and their Personnel and Affiliates;

(c)	the Company and its Personnel and Affiliates;

(d)	the Released Advisers, their Personnel and Affiliates;

(e)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Kaisa Released Party” and collectively, the “Kaisa Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims.

3.2	The releases under Clause 3.1 are expressed to exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any and all Claims against or Liabilities of any Scheme Creditor, the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which do not relate to or arise in respect of the Existing HY Notes, the Existing Indentures, the Convertible Bonds, the CB Trust Deed and/or the Existing Offshore Loans; and

(d)	any and all:

(i)	obligations of any Kaisa Released Party created as a result of the Schemes; and

(ii)	rights of any Kaisa Releasing Party created as a result of the Schemes.

Sch.11-16

3.3	Each of the Kaisa Released Parties who is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 3 as if he, she or it were a party to this Deed.

4.	FURTHER ASSURANCE

At the request of a party, the other parties shall execute and deliver such documents, and do such things, as may reasonably be required to give full effect to this Deed, including, without limitation, to perfect or evidence any release referred to in this Deed.

5.	CONFLICT

If any provision or part provision of this Deed is invalid, illegal or unenforceable, the parties shall negotiate in good faith to amend such provision so that, as amended, it is legal, valid and enforceable and, to the greatest extent possible, achieves the intended commercial result of the original provision or part provision.

6.	SEVERABILITY

Each provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one of the provisions contained herein becomes invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of the provisions under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

7.	THIRD PARTIES

7.1	Each Released Party and all of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates) may rely on this Deed and enforce any of its terms as if it were a party to this Deed.

7.2	Subject to Clauses 2.4, 3.3 and 7.1, a person who is not a party to this Deed has no rights under this Deed to enforce or enjoy the benefit of any terms of this Deed.

7.3	The Released Advisers have entered into this Deed solely for the purpose of obtaining the benefit of the provisions in their favour.

7.4	Notwithstanding any term of this Deed, the parties agree that the consent of any person who is not a party is not required to rescind or vary this Deed at any time.

8.	AMENDMENTS AND WAIVERS

Any term of this Deed may be amended or waived only with the consent of the parties and any such amendment or waiver will be binding on all parties.

9.	COUNTERPARTS

This Deed may be executed in any number of counterparts and by the different parties hereto as separate counterparts, but shall not be effective until each party has executed at least one counterpart, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

Sch.11-17

10.	GOVERNING LAW AND JURISDICTION

10.1	This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of Hong Kong.

10.2	The Hong Kong courts shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which may arise out of or in connection with this Deed or any non-contractual obligations arising out of or in connection with this Deed and, for such purposes, each of the Scheme Creditors irrevocably submits to the jurisdiction of the courts of Hong Kong.

Sch.11-18

SCHEDULE 1

Part 1

Subsidiary Guarantors

1. Chang Ye Investment Company Limited

2. Da Hua Investment Company Limited

3. Dong Chang Investment Company Limited

4. Dong Sheng Investment Company Limited

5. Guang Feng Investment Company Limited

6. Heng Chang Investment Company Limited

7. Jie Feng Investment Company Limited

8. Jin Chang Investment Company Limited

9. Rong Hui Investment Company Limited

10. Rui Jing Investment Company Limited

11. Tai He Xiang Investment Company Limited

12. Xie Mao Investment Company Limited

13. Ye Chang Investment Company Limited

14. Zheng Zhong Tian Investment Company Limited

15. Tai He Sheng Investment Company Limited

16. Tai An Da Investment Company Limited

17. Tai Chang Jian Investment Company Limited

18. Tai Chong Fa Investment Company Limited

19. Tai Chong Li Investment Company Limited

20. Bakai Investments Limited

21. Yifa Trading Limited

22. Advance Guard Investments Limited

23. Victor Select Limited

24. Central Broad Limited

25. Guo Cheng Investments Limited

26. Ri Xiang Investments Limited

27. Yin Jia Investments Limited

28. Kaisa Investment Consulting Limited

29. Cornwell Holdings (Hong Kong) Limited

30. Goldenform Company Limited

31. Hong Kong Jililong Industry Co., Limited

32. Kaisa Holdings Limited

33. Leisure Land Hotel Management (China) Limited

34. Regal Silver Manufacturing Limited

35. Success Take International Limited

36. Woodland Height Holdings Limited

37. Yi Qing Investment Company Limited

38. Yong Rui Xiang Investment Company Limited

39. Zhan Zheng Consulting Company Limited

40. Kaisa Investment (China) Limited

41. Wan Rui Fa Investment Company Limited

42. Wan Rui Chang Investment Company Limited

43. Wan Tai Chang Investment Company Limited

44. Wan Jin Chang Investment Company Limited

45. Multi-Shiner Limited

46. Hong Kong Kaisa Industry Co., Limited

47. Bakai Investments (Hong Kong) Limited

48. Topway Asia Group Limited

49. Kaisa Finance Holdings Limited

Sch.11-19

50. Hong Kong Kaisa Trading Limited

51. Hong Kong Wanyuchang Trading Limited

52. Hong Kong Zhaoruijing Trading Limited

53. Profit Victor Investments (Hong Kong) Limited

54. Central Broad (Hong Kong) Investment Limited

55. Guo Cheng (Hong Kong) Investment Limited

56. Ri Xiang (Hong Kong) Investment Limited

57. Yin Jia (Hong Kong) Investment Limited

58. Jet Smart Global Development Limited

59. Apex Walk Limited

60. Vast Wave Limited

61. Xian Zhang Limited

62. Rich Tech Hong Kong Investment Limited

63. Apex Walk (Hong Kong) Limited

64. Vast Wave (Hong Kong) Limited

65. Xian Zhang (Hong Kong) Limited

66. Fulbright Financial Group (Enterprise) Limited

67. Fulbright Financial Group (Development) Limited

68. Fulbright Financial Group (Hong Kong) Limited

Part 2

Released Advisers

1. Harneys

2. Houlihan

3. K&E

4. Tanner De Witt

5. Sidley

6. Ropes & Gray

7. AlixPartners

8. Deloitte

9. Lucid

10. O&M

11. Walkers

12. Moelis

13. Mourant

14. DTZ

Part 3

Registrar

1.	Citicorp International Limited (as Registrar for the 2016 Notes)

2.	Citigroup Global Markets Deutschland AG (as Registrar for the 2017 Notes, 2018 Notes, 2019 Notes, 2020 Notes and Convertible Bonds)

Sch.11-20

EXECUTION PAGES

IN WITNESS whereof this Deed has been executed as a deed and delivered on the date stated herein by the duly authorised representatives of the parties hereto.

The COMMON SEAL of Kaisa Group Holdings Ltd. was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Chang Ye Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Da Hua Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Dong Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Dong Sheng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-21

The COMMON SEAL of Guang Feng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Heng Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Jie Feng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Rong Hui Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-22

The COMMON SEAL of Rui Jing Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai He Xiang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Xie Mao Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Ye Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Zheng Zhong Tian Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-23

The COMMON SEAL of Tai He Sheng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai An Da Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai Chang Jian Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Fa Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Li Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-24

The COMMON SEAL of Bakai Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yifa Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Advance Guard Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Victor Select Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Central Broad Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-25

The COMMON SEAL of Guo Cheng Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Investment Consulting Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Cornwell Holdings (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-26

The COMMON SEAL of Goldenform Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Jililong Industry Co., Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Holdings Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Leisure Land Hotel Management (China) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Regal Silver Manufacturing Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-27

The COMMON SEAL of Success Take International Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Woodland Height Holdings Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yi Qing Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yong Rui Xiang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Zhan Zheng Consulting Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-28

The COMMON SEAL of Kaisa Investment (China) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Fa Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Tai Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-29

The COMMON SEAL of Multi-Shiner Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Kaisa Industry Co., Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Bakai Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Topway Asia Group Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Finance Holdings Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-30

The COMMON SEAL of Hong Kong Kaisa Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Wanyuchang Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Zhaoruijing Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Profit Victor Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Central Broad (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-31

The COMMON SEAL of Guo Cheng (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Jet Smart Global Development Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-32

The COMMON SEAL of Vast Wave Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Xian Zhang Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Rich Tech Hong Kong Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Vast Wave (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-33

The COMMON SEAL of Xian Zhang (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Enterprise) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Development) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-34

SIGNED for and on behalf of HARNEY WESTWOOD & RIEGELS solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of Houlihan Lokey (China) Limited solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of KIRKLAND & ELLIS KIRKLAND & ELLIS INTERNATIONAL LLP KIRKLAND & ELLIS LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of TANNER DE WITT solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of SIDLEY AUSTIN LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of ROPES & GRAY solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of ALIXPARTNERS SERVICES UK LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

Sch.11-35

SIGNED for and on behalf of DELOITTE & TOUCHE FINANCIAL ADVISORY SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of LUCID ISSUER SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

Sch.11-36

EXECUTED, and DELIVERED, as a DEED by each of the Scheme Creditors acting by KAISA GROUP HOLDINGS LTD acting by	) ) ) )	_________________________ Director
_________________________ Director/Secretary

Sch.11-37

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee for the Noteholders) in the presence of:	) ) ) )	_________________________ Authorised Signatory

_________________________ Name:

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee and security trustee for the CB Holders) in the presence of:	) ) ) )	_________________________ Authorised Signatory

_________________________ Name:

EXECUTED, and DELIVERED, as a DEED by

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties) in the presence of:

	) ) ) ) ) )	_________________________ Authorised Signatory

_________________________ Name:

EXECUTED, and DELIVERED, as a DEED by CITIGROUP GLOBAL MARKETS DEUTSCHLAND AG in the presence of:	) ) ) )	_________________________ Authorised Signatory

_________________________ Name:

EXECUTED, and DELIVERED, as a DEED by CITIBANK EUROPE PLC in the presence of:	) ) ) )	_________________________ Authorised Signatory

_________________________ Name:

Sch.11-38

EXECUTED, and DELIVERED, as a DEED by THE DEPOSITORY TRUST COMPANY in the presence of:	) ) ) )	_________________________ Authorised Signatory

_________________________ Name:
EXECUTED, and DELIVERED, as a DEED by HONG KONG MONETARY AUTHORITY in the presence of:	) ) ) )	_________________________ Authorised Signatory

_________________________ Name:

Sch.11-39

SCHEDULE 3

NY DEED OF RELEASE

Sch.11-40

Dated

KAISA GROUP HOLDINGS LTD.

THE SUBSIDIARY GUARANTORS

RELEASED ADVISERS

CITICORP INTERNATIONAL LIMITED

(as trustee for the Noteholders)

CITICORP INTERNATIONAL LIMITED

(as trustee and security trustee for the CB Holders)

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties)

REGISTRAR

CITIBANK EUROPE PLC

(as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes)

THE DEPOSITARY TRUST COMPANY

(as the depositary for the Global Note issued pursuant to the 2018 Indenture)

HONG KONG MONETARY AUTHORITY

(as the depositary for the CMU in respect of the 2016 Notes)

and

THE SCHEME CREDITORS

NY DEED OF RELEASE

Sch.11-41

THIS DEED is made on

BETWEEN:

(1)	KAISA GROUP HOLDINGS LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands with registered number CT-192502 (“Company”);

(2)	THE SUBSIDIARY GUARANTORS, listed in Part 1 of Schedule 1 (“Subsidiary Guarantors”);

(3)	THE RELEASED ADVISERS, listed in Part 2 of Schedule 1 (“Released Advisers”);

(4)	CITICORP INTERNATIONAL LIMITED, as trustee for the Noteholders (“Existing Notes Trustee”);

(5)	CITICORP INTERNATIONAL LIMITED, as trustee and security trustee for the CB Holders (“CB Trustee”);

(6)	CITICORP INTERNATIONAL LIMITED, as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties (“Common Security Trustee”);

(7)	THE REGISTRAR, listed in Part 3 of Schedule 1 (“Registrar”);

(8)	CITIBANK EUROPE PLC, as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes (“Common Depositary”);

(9)	THE DEPOSITARY TRUST COMPANY, as the depositary for the Global Note issued pursuant to the 2018 Indenture (“2018 Notes Depositary”);

(10)	HONG KONG MONETARY AUTHORITY, as the depositary for the CMU in respect of the 2016 Notes (“HKMA”);

(11)	THE SCHEME CREDITORS, as defined in the Scheme, acting by the Company pursuant to the authority conferred upon the Company by the Scheme Creditors under Clause 7.1 of the Scheme.

BACKGROUND

(A)	Schemes of arrangement were proposed in respect of the Company under section 86 of the Cayman Islands Companies Law (2013 Revision) (“Cayman Scheme”) and under section 673 and 674 of the Companies Ordinance (Cap 622 of the law of Hong Kong) (“HK Scheme” and together with the Cayman Scheme, the “Schemes”).

(B)	Pursuant to the Schemes, the Scheme Claims are being released, together with all Claims and Liabilities (as defined in the Scheme) each of the Scheme Creditors have against the Company and the Subsidiary Guarantors as set out more fully in the Schemes.

(C)	Under the authority conferred by the Schemes approved by orders of the Grand Court of the Cayman Islands and the High Court of Hong Kong, the Company has been authorized to execute and deliver this Deed, the HK Deed of Release and the NY Deed of Release in the forms attached to this Deed on behalf of the Scheme Creditors in order to facilitate the transactions contemplated by the Schemes.

Sch.11-42

(D)	The Parties have agreed to enter into and execute this Deed on the terms set out herein and intend that the other Released Parties should have the benefit of this Deed.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Schemes shall, unless otherwise defined in this Deed or unless a contrary intention appears, bear the same meaning when used in this Deed, and the following terms shall have the following meanings:

Global Deed of Release: the form of deed of release dated [             ] 2016 between the parties hereto.

Release Instructions: the irrevocable authority to the Company from each of the Scheme Creditors pursuant to the Schemes to, from and after the Scheme Effective Date, enter into, execute and deliver the Deeds of Release, and any other release, deed and/or document to give effect to the Schemes, on behalf of each Scheme Creditor.

Released Parties: the beneficiaries of a release under this Deed.

1.2	In this Deed, unless otherwise specified:

(a)	references to parties, Clauses and Schedules, are to Clauses of, and the parties and Schedules to, this Deed, and references to this Deed include a reference to each of its Schedules;

(b)	a reference to this Deed, an agreement or other document is a reference to this Deed, that agreement or document as supplemented, amended, novated or replaced from time to time in accordance with its terms, and to any agreement, deed or document executed pursuant thereto;

(c)	headings are for convenience only and shall not affect the interpretation of this Deed; and

(d)	a reference to the provision of any statute, statutory provision, order, instrument, rule or regulation is to that provision as amended or re-enacted from time to time, any provision of which it is a re-enactment or consolidation and any order, instrument, rule or regulation at any time made or issued under it.

2.	RELEASE BY SCHEME CREDITORS

2.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 2.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Scheme Creditors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates, predecessors, successors and assigns (each a “Scheme Creditor Releasing Party”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Company, its Personnel and Affiliates;

(b)	the Subsidiary Guarantors, their Personnel and Affiliates;

(c)	the Released Advisers, their Personnel and Affiliates;

Sch.11-43

(d)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Scheme Creditor Released Party” and collectively, the “Scheme Creditor Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of the Existing HY Notes Guarantees and/or the Existing CB Guarantees and/or the Existing Offshore Loans Guarantees against the Subsidiary Guarantors).

2.2	The releases under Clause 2.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any Claims against or Liabilities of any Released Adviser, its Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(d)	any and all:

(i)	Claims against and Liabilities of any Scheme Creditor Released Party which are not or do not relate to Scheme Claims; and

(ii)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Trust Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Existing Indentures and/or the CB Trust Deed and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and remain in full force and effect); and

(e)	any and all:

(i)	obligations of any Scheme Creditor Released Party created as a result of the Schemes; and

(ii)	rights of any Scheme Creditor Releasing Party created as a result of the Schemes.

2.3	The Scheme Creditors hereby acknowledge and agree that the right of the Scheme Creditors to receive Scheme Consideration in accordance with the Schemes is accepted in full and final settlement of all Claims and Liabilities waived and released under this Deed.

Sch.11-44

2.4	Each of the Scheme Creditor Released Parties that is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 2 as if he, she or it were a party to this Deed.

3.	RELEASE BY COMPANY AND SUBSIDIARY GUARANTORS

3.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 3.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Company and the Subsidiary Guarantors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates (each a “Kaisa Releasing Party” and collectively, the “Kaisa Releasing Parties”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Scheme Creditors, their Personnel and Affiliates;

(b)	the Subsidiary Guarantors and their Personnel and Affiliates;

(c)	the Company and its Personnel and Affiliates;

(d)	the Released Advisers, their Personnel and Affiliates;

(e)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Kaisa Releasing Party” collectively, the “Kaisa Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims.

3.2	The releases under Clause 3.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any and all Claims against or Liabilities of any Scheme Creditor, the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which do not relate to or arise in respect of the Existing HY Notes, the Existing Indentures, the Convertible Bonds, the CB Trust Deed and/or the Existing Offshore Loans; and

(d)	any and all:

(i)	obligations of any Kaisa Released Party created as a result of the Schemes; and

(ii)	rights of any Kaisa Releasing Party created as a result of the Schemes.

Sch.11-45

3.3	Each of the Kaisa Released Parties who is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 3 as if he, she or it were a party to this Deed.

4.	FURTHER ASSURANCE

At the request of a party, the other parties shall execute and deliver such documents, and do such things, as may reasonably be required to give full effect to this Deed, including, without limitation, to perfect or evidence any release referred to in this Deed.

5.	CONFLICT

If any provision or part provision of this Deed is invalid, illegal or unenforceable, the parties shall negotiate in good faith to amend such provision so that, as amended, it is legal, valid and enforceable and, to the greatest extent possible, achieves the intended commercial result of the original provision or part provision.

6.	SEVERABILITY

Each provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one of the provisions contained herein becomes invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of the provisions under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

7.	THIRD PARTIES

7.1	Each Released Party and all of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates) may rely on this Deed and enforce any of its terms as if it were a party to this Deed.

7.2	Subject to Clauses 2.4, 3.3 and 7.1, a person who is not a party to this Deed has no rights under this Deed to enforce or enjoy the benefit of any terms of this Deed.

7.3	The Released Advisers have entered into this Deed solely for the purpose of obtaining the benefit of the provisions in their favour.

7.4	Notwithstanding any term of this Deed, the parties agree that the consent of any person who is not a party is not required to rescind or vary this Deed at any time.

8.	AMENDMENTS AND WAIVERS

Any term of this Deed may be amended or waived only with the consent of the parties and any such amendment or waiver will be binding on all parties.

9.	COUNTERPARTS

This Deed may be executed in any number of counterparts and by the different parties hereto as separate counterparts, but shall not be effective until each party has executed at least one counterpart, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

Sch.11-46

10.	GOVERNING LAW AND JURISDICTION

10.1	Governing Law

This Deed shall be construed and enforced in accordance with and governed by the laws of the State of New York (without regard to conflicts of laws principles that could compel or result in the application of the laws of another jurisdiction) as to all matters, including, without limitation, matters of validity, construction, effect, performance and remedies.

10.2	Jurisdiction and Waiver of Jury Trial

With respect to any suit, action, proceedings or counterclaim arising under or relating to this Deed (whether based on contract, tort or otherwise), each party irrevocably:

(a)	submits to the non-exclusive jurisdiction of any federal court located in the City of New York;

(b)	waives any objection which it may have at any time to the laying of venue of any suit, action or proceedings brought in any such court, waives any claim that such proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such suit, action or proceedings, that such court does not have any jurisdiction over such party;

(c)	waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Deed or the transactions contemplated hereby; and

(d)	waives any claim to punitive, exemplary or multiplied damages from the other.

Sch.11-47

SCHEDULE 1

Part 1

Subsidiary Guarantors

1. Chang Ye Investment Company Limited

2. Da Hua Investment Company Limited

3. Dong Chang Investment Company Limited

4. Dong Sheng Investment Company Limited

5. Guang Feng Investment Company Limited

6. Heng Chang Investment Company Limited

7. Jie Feng Investment Company Limited

8. Jin Chang Investment Company Limited

9. Rong Hui Investment Company Limited

10. Rui Jing Investment Company Limited

11. Tai He Xiang Investment Company Limited

12. Xie Mao Investment Company Limited

13. Ye Chang Investment Company Limited

14. Zheng Zhong Tian Investment Company Limited

15. Tai He Sheng Investment Company Limited

16. Tai An Da Investment Company Limited

17. Tai Chang Jian Investment Company Limited

18. Tai Chong Fa Investment Company Limited

19. Tai Chong Li Investment Company Limited

20. Bakai Investments Limited

21. Yifa Trading Limited

22. Advance Guard Investments Limited

23. Victor Select Limited

24. Central Broad Limited

25. Guo Cheng Investments Limited

26. Ri Xiang Investments Limited

27. Yin Jia Investments Limited

28. Kaisa Investment Consulting Limited

29. Cornwell Holdings (Hong Kong) Limited

30. Goldenform Company Limited

31. Hong Kong Jililong Industry Co., Limited

32. Kaisa Holdings Limited

33. Leisure Land Hotel Management (China) Limited

34. Regal Silver Manufacturing Limited

35. Success Take International Limited

36. Woodland Height Holdings Limited

37. Yi Qing Investment Company Limited

38. Yong Rui Xiang Investment Company Limited

39. Zhan Zheng Consulting Company Limited

40. Kaisa Investment (China) Limited

41. Wan Rui Fa Investment Company Limited

42. Wan Rui Chang Investment Company Limited

43. Wan Tai Chang Investment Company Limited

44. Wan Jin Chang Investment Company Limited

45. Multi-Shiner Limited

46. Hong Kong Kaisa Industry Co., Limited

47. Bakai Investments (Hong Kong) Limited

48. Topway Asia Group Limited

49. Kaisa Finance Holdings Limited

Sch.11-48

50. Hong Kong Kaisa Trading Limited

51. Hong Kong Wanyuchang Trading Limited

52. Hong Kong Zhaoruijing Trading Limited

53. Profit Victor Investments (Hong Kong) Limited

54. Central Broad (Hong Kong) Investment Limited

55. Guo Cheng (Hong Kong) Investment Limited

56. Ri Xiang (Hong Kong) Investment Limited

57. Yin Jia (Hong Kong) Investment Limited

58. Jet Smart Global Development Limited

59. Apex Walk Limited

60. Vast Wave Limited

61. Xian Zhang Limited

62. Rich Tech Hong Kong Investment Limited

63. Apex Walk (Hong Kong) Limited

64. Vast Wave (Hong Kong) Limited

65. Xian Zhang (Hong Kong) Limited

66. Fulbright Financial Group (Enterprise) Limited

67. Fulbright Financial Group (Development) Limited

68. Fulbright Financial Group (Hong Kong) Limited

Part 2

Released Advisers

1. Harneys

2. Houlihan

3. K&E

4. Tanner De Witt

5. Sidley

6. Ropes & Gray

7. AlixPartners

8. Deloitte

9. Lucid

10. O&M

11. Walkers

12. Moelis

13. Mourant

14. DTZ

Part 3

Registrars

1.	Citicorp International Limited (as Registrar for the 2016 Notes)

2.	Citigroup Global Markets Deutschland AG (as Registrar for the 2017 Notes, 2018 Notes, 2019 Notes, 2020 Notes and Convertible Bonds)

Sch.11-49

EXECUTION PAGES

IN WITNESS whereof this Deed has been executed as a deed and delivered on the date stated herein by the duly authorised representatives of the parties hereto.

The COMMON SEAL of Kaisa Group Holdings Ltd. was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Chang Ye Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Da Hua Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Dong Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Dong Sheng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-50

The COMMON SEAL of Guang Feng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Heng Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Jie Feng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Rong Hui Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-51

The COMMON SEAL of Rui Jing Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai He Xiang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Xie Mao Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Ye Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Zheng Zhong Tian Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-52

The COMMON SEAL of Tai He Sheng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai An Da Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai Chang Jian Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Fa Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Li Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-53

The COMMON SEAL of Bakai Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yifa Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Advance Guard Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Victor Select Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Central Broad Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-54

The COMMON SEAL of Guo Cheng Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Investment Consulting Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Cornwell Holdings (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-55

The COMMON SEAL of Goldenform Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Jililong Industry Co., Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Holdings Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Leisure Land Hotel Management (China) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Regal Silver Manufacturing Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-56

The COMMON SEAL of Success Take International Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Woodland Height Holdings Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yi Qing Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yong Rui Xiang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Zhan Zheng Consulting Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-57

The COMMON SEAL of Kaisa Investment (China) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Fa Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Tai Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-58

The COMMON SEAL of Multi-Shiner Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Kaisa Industry Co., Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Bakai Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Topway Asia Group Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Finance Holdings Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-59

The COMMON SEAL of Hong Kong Kaisa Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Wanyuchang Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Zhaoruijing Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Profit Victor Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Central Broad (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-60

The COMMON SEAL of Guo Cheng (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Jet Smart Global Development Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-61

The COMMON SEAL of Vast Wave Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Xian Zhang Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Rich Tech Hong Kong Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Vast Wave (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-62

The COMMON SEAL of Xian Zhang (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Enterprise) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Development) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-63

SIGNED for and on behalf of HARNEY WESTWOOD & RIEGELS solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of Houlihan Lokey (China) Limited solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of KIRKLAND & ELLIS KIRKLAND & ELLIS INTERNATIONAL LLP KIRKLAND & ELLIS LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of TANNER DE WITT solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of SIDLEY AUSTIN LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of ROPES & GRAY solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of ALIXPARTNERS SERVICES UK LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

Sch.11-64

SIGNED for and on behalf of DELOITTE & TOUCHE FINANCIAL ADVISORY SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of LUCID ISSUER SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

Sch.11-65

EXECUTED, and DELIVERED, as a DEED by each of the Scheme Creditors acting by KAISA GROUP HOLDINGS LTD acting by	) ) ) )	_________________________ Director

_________________________ Director/Secretary

Sch.11-66

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee for the Noteholders) in the presence of: _________________________ Name:	) ) ) )	_____________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee and security trustee for the CB Holders) in the presence of: _________________________ Name:	) ) ) )	_____________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties) in the presence of:

_________________________

Name:

	) ) ) ) ) )	_____________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITICORP GLOBAL MARKET DEUTSCHLAND AG in the presence of: _________________________ Name:	) ) ) )	_____________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITIBANK EUROPE PLC in the presence of: _________________________ Name:	) ) ) )	_____________________ Authorised Signatory

Sch.11-67

EXECUTED, and DELIVERED, as a DEED by THE DEPOSITORY TRUST COMPANY in the presence of: _________________________ Name:	) ) ) )	_____________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by HONG KONG MONETARY AUTHORITY in the presence of: _________________________ Name:	) ) ) )	_____________________ Authorised Signatory

Sch.11-68

EXECUTION PAGES

IN WITNESS whereof this Deed has been executed as a deed and delivered on the date stated herein by the duly authorised representatives of the parties hereto.

The COMMON SEAL of Kaisa Group Holdings Ltd. was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Chang Ye Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Da Hua Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Dong Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Dong Sheng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-69

The COMMON SEAL of Guang Feng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Heng Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Jie Feng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Rong Hui Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-70

The COMMON SEAL of Rui Jing Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai He Xiang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Xie Mao Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Ye Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Zheng Zhong Tian Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-71

The COMMON SEAL of Tai He Sheng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai An Da Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai Chang Jian Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Fa Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Li Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-72

The COMMON SEAL of Bakai Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yifa Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Advance Guard Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Victor Select Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Central Broad Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-73

The COMMON SEAL of Guo Cheng Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Investment Consulting Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Cornwell Holdings (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-74

The COMMON SEAL of Goldenform Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Jililong Industry Co., Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Holdings Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Leisure Land Hotel Management (China) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Regal Silver Manufacturing Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-75

The COMMON SEAL of Success Take International Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Woodland Height Holdings Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yi Qing Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yong Rui Xiang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Zhan Zheng Consulting Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-76

The COMMON SEAL of Kaisa Investment (China) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Fa Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Tai Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-77

The COMMON SEAL of Multi-Shiner Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Kaisa Industry Co., Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Bakai Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Topway Asia Group Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Finance Holdings Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-78

The COMMON SEAL of Hong Kong Kaisa Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Wanyuchang Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Zhaoruijing Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Profit Victor Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Central Broad (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-79

The COMMON SEAL of Guo Cheng (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Jet Smart Global Development Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-80

The COMMON SEAL of Vast Wave Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Xian Zhang Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Rich Tech Hong Kong Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Vast Wave (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-81

The COMMON SEAL of Xian Zhang (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )
The COMMON SEAL of Fulbright Financial Group (Enterprise) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )
The COMMON SEAL of Fulbright Financial Group (Development) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-82

SIGNED for and on behalf of HARNEY WESTWOOD & RIEGELS solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	____________________ Authorised Signatory

SIGNED for and on behalf of Houlihan Lokey (China) Limited solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	____________________ Authorised Signatory

SIGNED for and on behalf of KIRKLAND & ELLIS KIRKLAND & ELLIS INTERNATIONAL LLP KIRKLAND & ELLIS LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	____________________ Authorised Signatory

SIGNED for and on behalf of TANNER DE WITT solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	____________________ Authorised Signatory

SIGNED for and on behalf of SIDLEY AUSTIN LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	____________________ Authorised Signatory

SIGNED for and on behalf of ROPES & GRAY solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	____________________ Authorised Signatory

SIGNED for and on behalf of ALIXPARTNERS SERVICES UK LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	____________________ Authorised Signatory

Sch.11-83

SIGNED for and on behalf of DELOITTE & TOUCHE FINANCIAL ADVISORY SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	____________________ Authorised Signatory

SIGNED for and on behalf of LUCID ISSUER SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	____________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by each of the Scheme Creditors acting by KAISA GROUP HOLDINGS LTD acting by	) ) ) )	_____________________ Director _____________________ Director/Secretary

Sch.11-84

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee for the Noteholders) in the presence of: _________________________ Name:	) ) ) )	_____________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee and security trustee for the CB Holders) in the presence of: _________________________ Name:	) ) ) )	_____________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties) in the presence of:

_________________________

Name:

	) ) ) ) ) )	_____________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITIGROUP GLOBAL MARKETS DEUTSCHLAND AG in the presence of: _________________________ Name:	) ) ) )	_____________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITIBANK EUROPE PLC in the presence of: _________________________ Name:	) ) ) )	_____________________ Authorised Signatory

Sch.11-85

EXECUTED, and DELIVERED, as a DEED by THE DEPOSITORY TRUST COMPANY in the presence of: _________________________ Name:	) ) ) )	_________________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by HONG KONG MONETARY AUTHORITY in the presence of: _________________________ Name:	) ) ) )	_________________________ Authorised Signatory

Sch.11-86

HK DEED OF RELEASE

Sch.11-87

Dated

KAISA GROUP HOLDINGS LTD.

THE SUBSIDIARY GUARANTORS

RELEASED ADVISERS

CITICORP INTERNATIONAL LIMITED

(as trustee for the Noteholders)

CITICORP INTERNATIONAL LIMITED

(as trustee and security trustee for the CB Holders)

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties)

REGISTRAR

CITIBANK EUROPE PLC

(as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes)

THE DEPOSITARY TRUST COMPANY

(as the depositary for the Global Note issued pursuant to the 2018 Indenture)

HONG KONG MONETARY AUTHORITY

(as the depositary for the CMU in respect of the 2016 Notes)

and

THE SCHEME CREDITORS

HK DEED OF RELEASE

Sch.11-88

THIS DEED is made on

BETWEEN:

(1)	KAISA GROUP HOLDINGS LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands with registered number CT-192502 (“Company”);

(2)	THE SUBSIDIARY GUARANTORS, listed in Part 1 of Schedule 1 (“Subsidiary Guarantors”);

(3)	THE RELEASED ADVISERS, listed in Part 2 of Schedule 1 (“Released Advisers”);

(4)	CITICORP INTERNATIONAL LIMITED, as trustee for the Noteholders (“Existing Notes Trustee”);

(5)	CITICORP INTERNATIONAL LIMITED, as trustee and security trustee for the CB Holders (“CB Trustee”);

(6)	CITICORP INTERNATIONAL LIMITED, as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties (“Common Security Trustee”);

(7)	THE REGISTRAR, listed in Part 3 of Schedule 1 (“Registrar”);

(8)	CITIBANK EUROPE PLC, as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes (“Common Depositary”);

(9)	THE DEPOSITARY TRUST COMPANY, as the depositary for the Global Note issued pursuant to the 2018 Indenture (“2018 Notes Depositary”);

(10)	HONG KONG MONETARY AUTHORITY, as the depositary for the CMU in respect of the 2016 Notes (“HKMA”);

(11)	THE SCHEME CREDITORS, as defined in the Scheme, acting by the Company pursuant to the authority conferred upon the Company by the Scheme Creditors under Clause 7.1 of the Scheme.

BACKGROUND

(A)	Schemes of arrangement were proposed in respect of the Company under section 86 of the Cayman Islands Companies Law (2013 Revision) (“Cayman Scheme”) and under section 673 and 674 of the Companies Ordinance (Cap 622 of the law of Hong Kong) (“HK Scheme” and together with the Cayman Scheme, the “Schemes”).

(B)	Pursuant to the Schemes, the Scheme Claims are being released, together with all Claims and Liabilities (as defined in the Scheme) each of the Scheme Creditors have against the Company and the Subsidiary Guarantors as set out more fully in the Schemes.

(C)	Under the authority conferred by the Schemes approved by orders of the Grand Court of the Cayman Islands and the High Court of Hong Kong, the Company has been authorized to execute and deliver this Deed on behalf of the Scheme Creditors in order to facilitate the transactions contemplated by the Schemes.

(D)	The Parties have agreed to enter into and execute this Deed on the terms set out herein and intend that the other Released Parties should have the benefit of this Deed.

Sch.11-89

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Schemes shall, unless otherwise defined in this Deed or unless a contrary intention appears, bear the same meaning when used in this Deed, and the following terms shall have the following meanings:

Global Deed of Release: the form of deed of release dated [ ] 2016 between the parties hereto.

Release Instructions: the irrevocable authority to the Company from each of the Scheme Creditors pursuant to the Schemes to, from and after the Scheme Effective Date, enter into, execute and deliver the Deeds of Release, and any other release, deed and/or document to give effect to the Schemes, on behalf of each Scheme Creditor.

Released Parties: the beneficiaries of a release under this Deed.

1.2	In this Deed, unless otherwise specified:

(a)	references to parties, Clauses and Schedules, are to Clauses of, and the parties and Schedules to, this Deed, and references to this Deed include a reference to each of its Schedules;

(b)	a reference to this Deed, an agreement or other document is a reference to this Deed, that agreement or document as supplemented, amended, novated or replaced from time to time in accordance with its terms, and to any agreement, deed or document executed pursuant thereto;

(c)	headings are for convenience only and shall not affect the interpretation of this Deed; and

(d)	a reference to the provision of any statute, statutory provision, order, instrument, rule or regulation is to that provision as amended or re-enacted from time to time, any provision of which it is a re-enactment or consolidation and any order, instrument, rule or regulation at any time made or issued under it.

2.	RELEASE BY SCHEME CREDITORS

2.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 2.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Scheme Creditors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates, predecessors, successors and assigns (each a “Scheme Creditor Releasing Party”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Company, its Personnel and Affiliates;

(b)	the Subsidiary Guarantors, their Personnel and Affiliates;

(c)	the Released Advisers, their Personnel and Affiliates;

Sch.11-90

(d)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Scheme Creditor Released Party” and collectively, the “Scheme Creditor Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of the Existing HY Notes Guarantees and/or the Existing CB Guarantees and/or the Existing Offshore Loans Guarantees against the Subsidiary Guarantors).

2.2	The releases under Clause 2.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any Claims against or Liabilities of any Released Adviser, its Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(d)	any and all:

(iii)	Claims against and Liabilities of any Scheme Creditor Released Party which are not or do not relate to Scheme Claims; and

(iv)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Trust Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Existing Indentures and/or the CB Trust Deed and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and remain in full force and effect); and

(e)	any and all:

(v)	obligations of any Scheme Creditor Released Party created as a result of the Schemes; and

(vi)	rights of any Scheme Creditor Releasing Party created as a result of the Schemes.

2.3	The Scheme Creditors hereby acknowledge and agree that the right of the Scheme Creditors to receive Scheme Consideration in accordance with the Schemes is accepted in full and final settlement of all Claims and Liabilities waived and released under this Deed.

Sch.11-91

2.4	Each of the Scheme Creditor Released Parties that is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 2 as if he, she or it were a party to this Deed.

3.	RELEASE BY COMPANY AND SUBSIDIARY GUARANTORS

3.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 3.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Company and the Subsidiary Guarantors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates (each a “Kaisa Releasing Party” and collectively, the “Kaisa Releasing Parties”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Scheme Creditors, their Personnel and Affiliates;

(b)	the Subsidiary Guarantors and their Personnel and Affiliates;

(c)	the Company and its Personnel and Affiliates;

(d)	the Released Advisers, their Personnel and Affiliates;

(e)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Kaisa Released Party” and collectively, the “Kaisa Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims.

3.2	The releases under Clause 3.1 are expressed to exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any and all Claims against or Liabilities of any Scheme Creditor, the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which do not relate to or arise in respect of the Existing HY Notes, the Existing Indentures, the Convertible Bonds, the CB Trust Deed and/or the Existing Offshore Loans; and

(d)	any and all:

(iii)	obligations of any Kaisa Released Party created as a result of the Schemes; and

(iv)	rights of any Kaisa Releasing Party created as a result of the Schemes.

Sch.11-92

3.3	Each of the Kaisa Released Parties who is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 3 as if he, she or it were a party to this Deed.

4.	FURTHER ASSURANCE

At the request of a party, the other parties shall execute and deliver such documents, and do such things, as may reasonably be required to give full effect to this Deed, including, without limitation, to perfect or evidence any release referred to in this Deed.

5.	CONFLICT

If any provision or part provision of this Deed is invalid, illegal or unenforceable, the parties shall negotiate in good faith to amend such provision so that, as amended, it is legal, valid and enforceable and, to the greatest extent possible, achieves the intended commercial result of the original provision or part provision.

6.	SEVERABILITY

Each provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one of the provisions contained herein becomes invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of the provisions under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

7.	THIRD PARTIES

7.1	Each Released Party and all of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates) may rely on this Deed and enforce any of its terms as if it were a party to this Deed.

7.2	Subject to Clauses 2.4, 3.3 and 7.1, a person who is not a party to this Deed has no rights under this Deed to enforce or enjoy the benefit of any terms of this Deed.

7.3	The Released Advisers have entered into this Deed solely for the purpose of obtaining the benefit of the provisions in their favour.

7.4	Notwithstanding any term of this Deed, the parties agree that the consent of any person who is not a party is not required to rescind or vary this Deed at any time.

8.	AMENDMENTS AND WAIVERS

Any term of this Deed may be amended or waived only with the consent of the parties and any such amendment or waiver will be binding on all parties.

9.	COUNTERPARTS

This Deed may be executed in any number of counterparts and by the different parties hereto as separate counterparts, but shall not be effective until each party has executed at least one counterpart, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

Sch.11-93

10.	GOVERNING LAW AND JURISDICTION

10.1	This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with the laws of Hong Kong.

10.2	The Hong Kong courts shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which may arise out of or in connection with this Deed or any non-contractual obligations arising out of or in connection with this Deed and, for such purposes, each of the Scheme Creditors irrevocably submits to the jurisdiction of the courts of Hong Kong.

Sch.11-94

SCHEDULE 1

Part 1

Subsidiary Guarantors

1. Chang Ye Investment Company Limited

2. Da Hua Investment Company Limited

3. Dong Chang Investment Company Limited

4. Dong Sheng Investment Company Limited

5. Guang Feng Investment Company Limited

6. Heng Chang Investment Company Limited

7. Jie Feng Investment Company Limited

8. Jin Chang Investment Company Limited

9. Rong Hui Investment Company Limited

10. Rui Jing Investment Company Limited

11. Tai He Xiang Investment Company Limited

12. Xie Mao Investment Company Limited

13. Ye Chang Investment Company Limited

14. Zheng Zhong Tian Investment Company Limited

15. Tai He Sheng Investment Company Limited

16. Tai An Da Investment Company Limited

17. Tai Chang Jian Investment Company Limited

18. Tai Chong Fa Investment Company Limited

19. Tai Chong Li Investment Company Limited

20. Bakai Investments Limited

21. Yifa Trading Limited

22. Advance Guard Investments Limited

23. Victor Select Limited

24. Central Broad Limited

25. Guo Cheng Investments Limited

26. Ri Xiang Investments Limited

27. Yin Jia Investments Limited

28. Kaisa Investment Consulting Limited

29. Cornwell Holdings (Hong Kong) Limited

30. Goldenform Company Limited

31. Hong Kong Jililong Industry Co., Limited

32. Kaisa Holdings Limited

33. Leisure Land Hotel Management (China) Limited

34. Regal Silver Manufacturing Limited

35. Success Take International Limited

36. Woodland Height Holdings Limited

37. Yi Qing Investment Company Limited

38. Yong Rui Xiang Investment Company Limited

39. Zhan Zheng Consulting Company Limited

40. Kaisa Investment (China) Limited

41. Wan Rui Fa Investment Company Limited

42. Wan Rui Chang Investment Company Limited

43. Wan Tai Chang Investment Company Limited

44. Wan Jin Chang Investment Company Limited

45. Multi-Shiner Limited

46. Hong Kong Kaisa Industry Co., Limited

47. Bakai Investments (Hong Kong) Limited

48. Topway Asia Group Limited

49. Kaisa Finance Holdings Limited

Sch.11-95

50. Hong Kong Kaisa Trading Limited

51. Hong Kong Wanyuchang Trading Limited

52. Hong Kong Zhaoruijing Trading Limited

53. Profit Victor Investments (Hong Kong) Limited

54. Central Broad (Hong Kong) Investment Limited

55. Guo Cheng (Hong Kong) Investment Limited

56. Ri Xiang (Hong Kong) Investment Limited

57. Yin Jia (Hong Kong) Investment Limited

58. Jet Smart Global Development Limited

59. Apex Walk Limited

60. Vast Wave Limited

61. Xian Zhang Limited

62. Rich Tech Hong Kong Investment Limited

63. Apex Walk (Hong Kong) Limited

64. Vast Wave (Hong Kong) Limited

65. Xian Zhang (Hong Kong) Limited

66. Fulbright Financial Group (Enterprise) Limited

67. Fulbright Financial Group (Development) Limited

68. Fulbright Financial Group (Hong Kong) Limited

Part 2

Released Advisers

1. Harneys

2. Houlihan

3. K&E

4. Tanner De Witt

5. Sidley

6. Ropes & Gray

7. AlixPartners

8. Deloitte

9. Lucid

10. O&M

11. Walkers

12. Moelis

13. Mourant

14. DTZ

Part 3

Registrar

1.	Citicorp International Limited (as Registrar for the 2016 Notes)
2.	Citigroup Global Markets Deutschland AG (as Registrar for the 2017 Notes, 2018 Notes, 2019 Notes, 2020 Notes and Convertible Bonds)

Sch.11-96

EXECUTION PAGES

IN WITNESS whereof this Deed has been executed as a deed and delivered on the date stated herein by the duly authorised representatives of the parties hereto.

The COMMON SEAL of Kaisa Group Holdings Ltd. was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Chang Ye Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Da Hua Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Dong Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Dong Sheng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-97

The COMMON SEAL of Guang Feng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Heng Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Jie Feng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Rong Hui Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-98

The COMMON SEAL of Rui Jing Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai He Xiang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Xie Mao Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Ye Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Zheng Zhong Tian Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-99

The COMMON SEAL of Tai He Sheng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai An Da Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai Chang Jian Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Fa Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Li Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-100

The COMMON SEAL of Bakai Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yifa Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Advance Guard Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Victor Select Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Central Broad Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-101

The COMMON SEAL of Guo Cheng Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Investment Consulting Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Cornwell Holdings (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-102

The COMMON SEAL of Goldenform Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Jililong Industry Co., Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Holdings Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Leisure Land Hotel Management (China) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Regal Silver Manufacturing Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-103

The COMMON SEAL of Success Take International Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Woodland Height Holdings Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yi Qing Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yong Rui Xiang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Zhan Zheng Consulting Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-104

The COMMON SEAL of Kaisa Investment (China) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Fa Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Tai Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-105

The COMMON SEAL of Multi-Shiner Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Kaisa Industry Co., Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Bakai Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Topway Asia Group Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Finance Holdings Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-106

The COMMON SEAL of Hong Kong Kaisa Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Wanyuchang Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Zhaoruijing Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Profit Victor Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Central Broad (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-107

The COMMON SEAL of Guo Cheng (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Jet Smart Global Development Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-108

The COMMON SEAL of Vast Wave Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Xian Zhang Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Rich Tech Hong Kong Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Vast Wave (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-109

The COMMON SEAL of Xian Zhang (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Enterprise) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Development) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-110

SIGNED for and on behalf of HARNEY WESTWOOD & RIEGELS solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of Houlihan Lokey (China) Limited solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of KIRKLAND & ELLIS KIRKLAND & ELLIS INTERNATIONAL LLP KIRKLAND & ELLIS LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of TANNER DE WITT solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of SIDLEY AUSTIN LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of ROPES & GRAY solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of ALIXPARTNERS SERVICES UK LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

Sch.11-111

SIGNED for and on behalf of DELOITTE & TOUCHE FINANCIAL ADVISORY SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of LUCID ISSUER SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

Sch.11-112

EXECUTED, and DELIVERED, as a DEED by each of the Scheme Creditors acting by KAISA GROUP HOLDINGS LTD acting by	) ) ) )	_________________________ Director _________________________ Director/Secretary

Sch.11-113

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee for the Noteholders) in the presence of: _________________________ Name:	) ) ) )	_________________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee and security trustee for the CB Holders) in the presence of: _________________________ Name:	) ) ) )	_________________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties) in the presence of:

_________________________

Name:

	) ) ) ) ) )	_________________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITIGROUP GLOBAL MARKETS DEUTSCHLAND AG in the presence of: _________________________ Name:	) ) ) )	_________________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITIBANK EUROPE PLC in the presence of: _________________________ Name:	) ) ) )	_________________________ Authorised Signatory

Sch.11-114

EXECUTED, and DELIVERED, as a DEED by THE DEPOSITORY TRUST COMPANY in the presence of: _________________________ Name:	) ) ) )	_________________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by HONG KONG MONETARY AUTHORITY in the presence of: _________________________ Name:	) ) ) )	_________________________ Authorised Signatory

Sch.11-115

NY DEED OF RELEASE

Sch.11-116

Dated

KAISA GROUP HOLDINGS LTD.

THE SUBSIDIARY GUARANTORS

RELEASED ADVISERS

CITICORP INTERNATIONAL LIMITED

(as trustee for the Noteholders)

CITICORP INTERNATIONAL LIMITED

(as trustee and security trustee for the CB Holders)

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties)

REGISTRAR

CITIBANK EUROPE PLC

(as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes)

THE DEPOSITARY TRUST COMPANY

(as the depositary for the Global Note issued pursuant to the 2018 Indenture)

HONG KONG MONETARY AUTHORITY

(as the depositary for the CMU in respect of the 2016 Notes)

and

THE SCHEME CREDITORS

NY DEED OF RELEASE

Sch.11-117

THIS DEED is made on

BETWEEN:

(1)	KAISA GROUP HOLDINGS LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands with registered number CT-192502 (“Company”);

(2)	THE SUBSIDIARY GUARANTORS, listed in Part 1 of Schedule 1 (“Subsidiary Guarantors”);

(3)	THE RELEASED ADVISERS, listed in Part 2 of Schedule 1 (“Released Advisers”);

(4)	CITICORP INTERNATIONAL LIMITED, as trustee for the Noteholders (“Existing Notes Trustee”);

(5)	CITICORP INTERNATIONAL LIMITED, as trustee and security trustee for the CB Holders (“CB Trustee”);

(6)	CITICORP INTERNATIONAL LIMITED, as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties (“Common Security Trustee”);

(7)	THE REGISTRAR, listed in Part 3 of Schedule 1 (“Registrar”);

(8)	CITIBANK EUROPE PLC, as common depositary for the Senior Clearing Systems in respect of the 2017 Notes, 2019 Notes and 2020 Notes (“Common Depositary”);

(9)	THE DEPOSITARY TRUST COMPANY, as the depositary for the Global Note issued pursuant to the 2018 Indenture (“2018 Notes Depositary”);

(10)	HONG KONG MONETARY AUTHORITY, as the depositary for the CMU in respect of the 2016 Notes (“HKMA”);

(11)	THE SCHEME CREDITORS, as defined in the Scheme, acting by the Company pursuant to the authority conferred upon the Company by the Scheme Creditors under Clause 7.1 of the Scheme.

BACKGROUND

(A)	Schemes of arrangement were proposed in respect of the Company under section 86 of the Cayman Islands Companies Law (2013 Revision) (“Cayman Scheme”) and under section 673 and 674 of the Companies Ordinance (Cap 622 of the law of Hong Kong) (“HK Scheme” and together with the Cayman Scheme, the “Schemes”).

(B)	Pursuant to the Schemes, the Scheme Claims are being released, together with all Claims and Liabilities (as defined in the Scheme) each of the Scheme Creditors have against the Company and the Subsidiary Guarantors as set out more fully in the Schemes.

(C)	Under the authority conferred by the Schemes approved by orders of the Grand Court of the Cayman Islands and the High Court of Hong Kong, the Company has been authorized to execute and deliver this Deed, the HK Deed of Release and the NY Deed of Release in the forms attached to this Deed on behalf of the Scheme Creditors in order to facilitate the transactions contemplated by the Schemes.

Sch.11-118

(D)	The Parties have agreed to enter into and execute this Deed on the terms set out herein and intend that the other Released Parties should have the benefit of this Deed.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Schemes shall, unless otherwise defined in this Deed or unless a contrary intention appears, bear the same meaning when used in this Deed, and the following terms shall have the following meanings:

Global Deed of Release: the form of deed of release dated [            ] 2016 between the parties hereto.

Release Instructions: the irrevocable authority to the Company from each of the Scheme Creditors pursuant to the Schemes to, from and after the Scheme Effective Date, enter into, execute and deliver the Deeds of Release, and any other release, deed and/or document to give effect to the Schemes, on behalf of each Scheme Creditor.

Released Parties: the beneficiaries of a release under this Deed.

1.2	In this Deed, unless otherwise specified:

(a)	references to parties, Clauses and Schedules, are to Clauses of, and the parties and Schedules to, this Deed, and references to this Deed include a reference to each of its Schedules;

(b)	a reference to this Deed, an agreement or other document is a reference to this Deed, that agreement or document as supplemented, amended, novated or replaced from time to time in accordance with its terms, and to any agreement, deed or document executed pursuant thereto;

(c)	headings are for convenience only and shall not affect the interpretation of this Deed; and

(d)	a reference to the provision of any statute, statutory provision, order, instrument, rule or regulation is to that provision as amended or re-enacted from time to time, any provision of which it is a re-enactment or consolidation and any order, instrument, rule or regulation at any time made or issued under it.

2.	RELEASE BY SCHEME CREDITORS

2.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 2.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Scheme Creditors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates, predecessors, successors and assigns (each a “Scheme Creditor Releasing Party”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Company, its Personnel and Affiliates;

(b)	the Subsidiary Guarantors, their Personnel and Affiliates;

(c)	the Released Advisers, their Personnel and Affiliates;

Sch.11-119

(d)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Scheme Creditor Released Party” and collectively, the “Scheme Creditor Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims (including Claims and/or Liabilities arising in respect of the Existing HY Notes Guarantees and/or the Existing CB Guarantees and/or the Existing Offshore Loans Guarantees against the Subsidiary Guarantors).

2.2	The releases under Clause 2.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any Claims against or Liabilities of any Released Adviser, its Personnel and Affiliates that are entirely unrelated to the RSA, the Support Undertaking, the Restructuring Transactions, the Schemes, the negotiation or preparation thereof, or to any related matter;

(d)	any and all:

(iii)	Claims against and Liabilities of any Scheme Creditor Released Party which are not or do not relate to Scheme Claims; and

(iv)	Claims of and Liabilities owed to each of the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which are not or do not relate to Scheme Claims (for the avoidance of doubt, the rights of the Citi Trust Entities to payment and/or reimbursement of: (i) any fees and/or expenses; (ii) any amounts under any indemnity; and (iii) any rights or protections in relation to consequential losses, in each case due to them under the terms of the Existing Indentures and/or the CB Trust Deed and/or the Existing Security Documents in respect of the period ending on the Exchange Date shall survive and remain in full force and effect); and

(e)	any and all:

(v)	obligations of any Scheme Creditor Released Party created as a result of the Schemes; and

(vi)	rights of any Scheme Creditor Releasing Party created as a result of the Schemes.

2.3	The Scheme Creditors hereby acknowledge and agree that the right of the Scheme Creditors to receive Scheme Consideration in accordance with the Schemes is accepted in full and final settlement of all Claims and Liabilities waived and released under this Deed.

Sch.11-120

2.4	Each of the Scheme Creditor Released Parties that is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 2 as if he, she or it were a party to this Deed.

3.	RELEASE BY COMPANY AND SUBSIDIARY GUARANTORS

3.1	Subject to Clause 9.4 of the Schemes, and subject to Clause 3.2 below, and pursuant to the authority conferred by the Release Instructions and the Global Deed of Release, each of the Company and the Subsidiary Guarantors on behalf of itself and each of its agents, representatives, officers, directors, advisers, employees, subsidiaries, affiliates (each a “Kaisa Releasing Party” and collectively, the “Kaisa Releasing Parties”) to the fullest extent permitted by law, shall and shall be deemed to completely and forever release, waive, void, acquit, forgive, extinguish and discharge unconditionally each of:

(a)	the Scheme Creditors, their Personnel and Affiliates;

(b)	the Subsidiary Guarantors and their Personnel and Affiliates;

(c)	the Company and its Personnel and Affiliates;

(d)	the Released Advisers, their Personnel and Affiliates;

(e)	the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Registrar, the Common Depositary, the 2018 Notes Depositary, and the HKMA, in such capacities, and their Personnel and Affiliates;

and each of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates), and in their capacities as such (each a “Kaisa Releasing Party” collectively, the “Kaisa Released Parties”) from any and all Claims and/or Liabilities which are or relate to Scheme Claims.

3.2	The releases under Clause 3.1 exclude the following Claims and Liabilities:

(a)	any and all claims or causes of action arising from or relating to fraud, breach of fiduciary duty, dishonesty, wilful default or wilful misconduct;

(b)	the liability of any Released Adviser and its Personnel arising under a duty of care to its client;

(c)	any and all Claims against or Liabilities of any Scheme Creditor, the Existing Notes Trustee, the CB Trustee, the Common Security Trustee, the Noteholders, the CB Holders, the Existing Offshore Loans Creditors, the Registrar, the Common Depositary, the 2018 Notes Depositary and the HKMA, and their Personnel and Affiliates, which do not relate to or arise in respect of the Existing HY Notes, the Existing Indentures, the Convertible Bonds, the CB Trust Deed and/or the Existing Offshore Loans; and

(d)	any and all:

(iii)	obligations of any Kaisa Released Party created as a result of the Schemes; and

(iv)	rights of any Kaisa Releasing Party created as a result of the Schemes.

Sch.11-121

3.3	Each of the Kaisa Released Parties who is not a party to this Deed shall be entitled to rely on and enjoy the benefit of this Clause 3 as if he, she or it were a party to this Deed.

4.	FURTHER ASSURANCE

At the request of a party, the other parties shall execute and deliver such documents, and do such things, as may reasonably be required to give full effect to this Deed, including, without limitation, to perfect or evidence any release referred to in this Deed.

5.	CONFLICT

If any provision or part provision of this Deed is invalid, illegal or unenforceable, the parties shall negotiate in good faith to amend such provision so that, as amended, it is legal, valid and enforceable and, to the greatest extent possible, achieves the intended commercial result of the original provision or part provision.

6.	SEVERABILITY

Each provision contained in this Deed shall be severable and distinct from every other such provision and if at any time any one of the provisions contained herein becomes invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, neither the validity, legality or enforceability of the remaining provisions nor the validity, legality or enforceability of the provisions under the laws of any other jurisdiction shall in any way be affected or impaired thereby.

7.	THIRD PARTIES

7.1	Each Released Party and all of their respective firms’ and companies’ current and former direct and indirect affiliates, equity holders, members, managing members, officers, directors, employees, advisers, principals, attorneys, professional advisers, accountants, investment bankers, consultants, agents, and representatives (including their respective affiliates) may rely on this Deed and enforce any of its terms as if it were a party to this Deed.

7.2	Subject to Clauses 2.4, 3.3 and 7.1, a person who is not a party to this Deed has no rights under this Deed to enforce or enjoy the benefit of any terms of this Deed.

7.3	The Released Advisers have entered into this Deed solely for the purpose of obtaining the benefit of the provisions in their favour.

7.4	Notwithstanding any term of this Deed, the parties agree that the consent of any person who is not a party is not required to rescind or vary this Deed at any time.

8.	AMENDMENTS AND WAIVERS

Any term of this Deed may be amended or waived only with the consent of the parties and any such amendment or waiver will be binding on all parties.

9.	COUNTERPARTS

This Deed may be executed in any number of counterparts and by the different parties hereto as separate counterparts, but shall not be effective until each party has executed at least one counterpart, each of which, when executed and delivered, shall constitute an original, but all the counterparts shall together constitute one and the same instrument.

Sch.11-122

10.	GOVERNING LAW AND JURISDICTION

10.1	Governing Law

This Deed shall be construed and enforced in accordance with and governed by the laws of the State of New York (without regard to conflicts of laws principles that could compel or result in the application of the laws of another jurisdiction) as to all matters, including, without limitation, matters of validity, construction, effect, performance and remedies.

10.2	Jurisdiction and Waiver of Jury Trial

With respect to any suit, action, proceedings or counterclaim arising under or relating to this Deed (whether based on contract, tort or otherwise), each party irrevocably:

(a)	submits to the non-exclusive jurisdiction of any federal court located in the City of New York;

(b)	waives any objection which it may have at any time to the laying of venue of any suit, action or proceedings brought in any such court, waives any claim that such proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such suit, action or proceedings, that such court does not have any jurisdiction over such party;

(c)	waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Deed or the transactions contemplated hereby; and

(d)	waives any claim to punitive, exemplary or multiplied damages from the other.

Sch.11-123

SCHEDULE 1

Part 1

Subsidiary Guarantors

1. Chang Ye Investment Company Limited

2. Da Hua Investment Company Limited

3. Dong Chang Investment Company Limited

4. Dong Sheng Investment Company Limited

5. Guang Feng Investment Company Limited

6. Heng Chang Investment Company Limited

7. Jie Feng Investment Company Limited

8. Jin Chang Investment Company Limited

9. Rong Hui Investment Company Limited

10. Rui Jing Investment Company Limited

11. Tai He Xiang Investment Company Limited

12. Xie Mao Investment Company Limited

13. Ye Chang Investment Company Limited

14. Zheng Zhong Tian Investment Company Limited

15. Tai He Sheng Investment Company Limited

16. Tai An Da Investment Company Limited

17. Tai Chang Jian Investment Company Limited

18. Tai Chong Fa Investment Company Limited

19. Tai Chong Li Investment Company Limited

20. Bakai Investments Limited

21. Yifa Trading Limited

22. Advance Guard Investments Limited

23. Victor Select Limited

24. Central Broad Limited

25. Guo Cheng Investments Limited

26. Ri Xiang Investments Limited

27. Yin Jia Investments Limited

28. Kaisa Investment Consulting Limited

29. Cornwell Holdings (Hong Kong) Limited

30. Goldenform Company Limited

31. Hong Kong Jililong Industry Co., Limited

32. Kaisa Holdings Limited

33. Leisure Land Hotel Management (China) Limited

34. Regal Silver Manufacturing Limited

35. Success Take International Limited

36. Woodland Height Holdings Limited

37. Yi Qing Investment Company Limited

38. Yong Rui Xiang Investment Company Limited

39. Zhan Zheng Consulting Company Limited

40. Kaisa Investment (China) Limited

41. Wan Rui Fa Investment Company Limited

42. Wan Rui Chang Investment Company Limited

43. Wan Tai Chang Investment Company Limited

44. Wan Jin Chang Investment Company Limited

45. Multi-Shiner Limited

46. Hong Kong Kaisa Industry Co., Limited

47. Bakai Investments (Hong Kong) Limited

48. Topway Asia Group Limited

49. Kaisa Finance Holdings Limited

Sch.11-124

50. Hong Kong Kaisa Trading Limited

51. Hong Kong Wanyuchang Trading Limited

52. Hong Kong Zhaoruijing Trading Limited

53. Profit Victor Investments (Hong Kong) Limited

54. Central Broad (Hong Kong) Investment Limited

55. Guo Cheng (Hong Kong) Investment Limited

56. Ri Xiang (Hong Kong) Investment Limited

57. Yin Jia (Hong Kong) Investment Limited

58. Jet Smart Global Development Limited

59. Apex Walk Limited

60. Vast Wave Limited

61. Xian Zhang Limited

62. Rich Tech Hong Kong Investment Limited

63. Apex Walk (Hong Kong) Limited

64. Vast Wave (Hong Kong) Limited

65. Xian Zhang (Hong Kong) Limited

66. Fulbright Financial Group (Enterprise) Limited

67. Fulbright Financial Group (Development) Limited

68. Fulbright Financial Group (Hong Kong) Limited

Part 2

Released Advisers

1. Harneys

2. Houlihan

3. K&E

4. Tanner De Witt

5. Sidley

6. Ropes & Gray

7. AlixPartners

8. Deloitte

9. Lucid

10. O&M

11. Walkers

12. Moelis

13. Mourant

14. DTZ

Part 3

Registrars

1.	Citicorp International Limited (as Registrar for the 2016 Notes)

2.	Citigroup Global Markets Deutschland AG (as Registrar for the 2017 Notes, 2018 Notes, 2019 Notes, 2020 Notes and Convertible Bonds)

Sch.11-125

EXECUTION PAGES

IN WITNESS whereof this Deed has been executed as a deed and delivered on the date stated herein by the duly authorised representatives of the parties hereto.

The COMMON SEAL of Kaisa Group Holdings Ltd. was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Chang Ye Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Da Hua Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Dong Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Dong Sheng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-126

The COMMON SEAL of Guang Feng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Heng Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Jie Feng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Rong Hui Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-127

The COMMON SEAL of Rui Jing Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai He Xiang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Xie Mao Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Ye Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Zheng Zhong Tian Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-128

The COMMON SEAL of Tai He Sheng Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai An Da Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai Chang Jian Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Fa Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Tai Chong Li Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-129

The COMMON SEAL of Bakai Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yifa Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Advance Guard Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Victor Select Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Central Broad Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-130

The COMMON SEAL of Guo Cheng Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia Investments Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Investment Consulting Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Cornwell Holdings (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-131

The COMMON SEAL of Goldenform Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Jililong Industry Co., Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Holdings Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Leisure Land Hotel Management (China) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Regal Silver Manufacturing Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-132

The COMMON SEAL of Success Take International Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Woodland Height Holdings Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yi Qing Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yong Rui Xiang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Zhan Zheng Consulting Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-133

The COMMON SEAL of Kaisa Investment (China) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Fa Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Rui Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Tai Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Wan Jin Chang Investment Company Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-134

The COMMON SEAL of Multi-Shiner Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Kaisa Industry Co., Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Bakai Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Topway Asia Group Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Kaisa Finance Holdings Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-135

The COMMON SEAL of Hong Kong Kaisa Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Wanyuchang Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Hong Kong Zhaoruijing Trading Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Profit Victor Investments (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Central Broad (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-136

The COMMON SEAL of Guo Cheng (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Ri Xiang (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Yin Jia (Hong Kong) Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Jet Smart Global Development Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-137

The COMMON SEAL of Vast Wave Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Xian Zhang Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Rich Tech Hong Kong Investment Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Apex Walk (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Vast Wave (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-138

The COMMON SEAL of Xian Zhang (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Enterprise) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Development) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

The COMMON SEAL of Fulbright Financial Group (Hong Kong) Limited was affixed hereto in accordance with its articles of association _________________________ Name: Title:	) ) ) )

Sch.11-139

SIGNED for and on behalf of HARNEY WESTWOOD & RIEGELS solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of Houlihan Lokey (China) Limited solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of KIRKLAND & ELLIS KIRKLAND & ELLIS INTERNATIONAL LLP KIRKLAND & ELLIS LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of TANNER DE WITT solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of SIDLEY AUSTIN LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of ROPES & GRAY solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of ALIXPARTNERS SERVICES UK LLP solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

Sch.11-140

SIGNED for and on behalf of DELOITTE & TOUCHE FINANCIAL ADVISORY SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

SIGNED for and on behalf of LUCID ISSUER SERVICES LIMITED solely for the purpose of obtaining the benefit of the provisions of this Deed in their favour	) ) ) )	_________________________ Authorised Signatory

Sch.11-141

EXECUTED, and DELIVERED, as a DEED by each of the Scheme Creditors acting by KAISA GROUP HOLDINGS LTD acting by	) ) ) )	_________________________ Director _________________________ Director/Secretary

Sch.11-142

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee for the Noteholders) in the presence of: _________________________ Name:	) ) ) )	_________________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITICORP INTERNATIONAL LIMITED (as trustee and security trustee for the CB Holders) in the presence of: _________________________ Name:	) ) ) )	_________________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by

CITICORP INTERNATIONAL LIMITED

(as shared security agent for the benefit of the Existing Notes Trustee (for the benefit of the Noteholders and CB Trustee (for itself and the benefit of the CB Holders) and the other Secured Parties) in the presence of:

_________________________

Name:

	) ) ) ) ) )	_________________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITIGROUP GLOBAL MARKETS DEUTSCHLAND AG in the presence of: _________________________ Name:	) ) ) )	_________________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by CITIBANK EUROPE PLC in the presence of: _________________________ Name:	) ) ) )	_________________________ Authorised Signatory

Sch.11-143

EXECUTED, and DELIVERED, as a DEED by THE DEPOSITORY TRUST COMPANY in the presence of: _________________________ Name:	) ) ) )	_________________________ Authorised Signatory

EXECUTED, and DELIVERED, as a DEED by HONG KONG MONETARY AUTHORITY in the presence of: _________________________ Name:	) ) ) )	_________________________ Authorised Signatory

Sch.11-144

SCHEDULE 12

NEW INDENTURE

[Filed Separately]

Sch.12-1

SCHEDULE 13

CVR AGREEMENT

[Filed Separately]

Sch.13-1

SCHEDULE 14

NEW TRUST DEED

[Filed Separately]

Sch.14-1

SCHEDULE 15

MEB AGENCY AGREEMENT

[Filed Separately]

Sch.15-1